                                                   Registration Nos. 333-105762
                                                                      811-09359

      As filed With the Securities and Exchange Commission on May 1, 2007
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-6

                               -----------------

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                           Pre-effective Amendment No.                      [ ]

                           Post-Effective Amendment No.                     [5]

                                    and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                                  Amendment No.                            [22]

                               -----------------

   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK SEPARATE
                               ACCOUNT USL VL-R
                          (Exact Name of Registrant)

                               -----------------

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                               830 Third Avenue
                           New York, New York 10022
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                               -----------------

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                               -----------------

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 2007 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                       PLATINUM INVESTOR(R) SURVIVOR II

LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by The United States Life Insurance Company in the City of New York ("USL") through its Separate Account USL VL-R

                           This Prospectus is dated
                                  May 1, 2007

This prospectus describes Platinum Investor Survivor II last survivor flexible premium variable universal life insurance Policies issued by USL. Platinum Investor Survivor II Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetimes of the contingent insureds you may designate or change the beneficiary to whom Platinum Investor Survivor II pays the death benefit upon the last surviving contingent insured's death. You choose one of two death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact USL, please see "Contact Information" on page 5.

The Index of Special Words and Phrases on page 58 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The USL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use USL's Separate Account USL VL-R ("Separate Account") to invest in the Platinum Investor Survivor II variable investment options. Currently, the Platinum Investor Survivor II variable investment options each purchase shares of a corresponding Fund of:

..   AIM Variable Insurance Funds ("AIM V.I.")

..   The Alger American Fund ("Alger American")

..   American Century Variable Portfolios, Inc.

..   ("American Century VP")

..   Credit Suisse Trust ("Credit Suisse Trust")

..   Fidelity(R) Variable Insurance Products

..   ("Fidelity(R) VIP")

..   Franklin Templeton Variable Insurance Products Trust

..   ("Franklin Templeton VIP")

..   Janus Aspen Series ("Janus Aspen")

..   J.P. Morgan Series Trust II ("JPMorgan")

..   MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT")

..   Neuberger Berman Advisers Management Trust

..   ("Neuberger Berman AMT")

..   Oppenheimer Variable Account Funds ("Oppenheimer")

..   PIMCO Variable Insurance Trust ("PIMCO VIT")

..   Pioneer Variable Contracts Trust ("Pioneer")

..   Putnam Variable Trust ("Putnam VT")

..   SunAmerica Series Trust ("SunAmerica ST")

..   VALIC Company I ("VALIC Co. I")

..   Van Kampen Life Investment Trust ("Van Kampen LIT")

..   Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..............................................  6
POLICY BENEFITS............................................................  6
   Your Specified Amount of Insurance......................................  6
   Death Benefit...........................................................  6
       Death Benefit Proceeds..............................................  6
       Death Benefit Option 1 and Option 2.................................  6
          Death Benefit Option 1...........................................  7
          Death Benefit Option 2...........................................  7
Full Surrenders, Partial Surrenders, Transfers, and Policy Loans...........  7
       Full Surrenders.....................................................  7
       Partial Surrenders..................................................  7
       Transfers...........................................................  7
       Policy Loans........................................................  7
Premiums...................................................................  7
       Flexibility of Premiums.............................................  7
       Free Look...........................................................  8
The Policy.................................................................  8
       Ownership Rights....................................................  8
       Separate Account....................................................  8
       Fixed Account.......................................................  8
       Accumulation Value..................................................  8
       Payment Options.....................................................  8
       Tax Benefits........................................................  8
   Supplemental Benefits and Riders........................................  8
POLICY RISKS...............................................................  9
   Investment Risk.........................................................  9
   Risk of Lapse...........................................................  9
   Tax Risks...............................................................  9
   Partial Surrender and Full Surrender Risks.............................. 10
   Policy Loan Risks....................................................... 10
PORTFOLIO RISKS............................................................ 10
TABLES OF CHARGES.......................................................... 11
GENERAL INFORMATION........................................................ 17
   The United States Life Insurance Company in the City of New York........ 17
   Separate Account USL VL-R............................................... 17
   Guarantee of Insurance Obligations...................................... 17
   Additional Information.................................................. 18
   Communication with USL.................................................. 18
       Administrative Center............................................... 18
       E-Delivery, E-Service and written transactions...................... 18
          E-Delivery....................................................... 18
          E-Service........................................................ 18
          Written transactions............................................. 19
   Variable Investment Options............................................. 19
   Voting Privileges....................................................... 22
   Fixed Account........................................................... 22
       Our general account................................................. 22
       How we declare interest............................................. 23
   Preliminary Information Statement and Policy Summary.................... 23

   Illustrations........................................................... 23
POLICY FEATURES............................................................ 24
   Age..................................................................... 24
   Death Benefits.......................................................... 24
       Your specified amount of insurance.................................. 24
       Your death benefit.................................................. 24
       Required minimum death benefit...................................... 25
   Base Coverage and Supplemental Coverage................................. 26
   Premium Payments........................................................ 27
       Premium payments.................................................... 27
       Limits on premium payments.......................................... 27
       Checks.............................................................. 27
       Planned periodic premiums........................................... 28
       Monthly guarantee premiums.......................................... 28
       Free look period.................................................... 29
   Changing Your Investment Option Allocations............................. 29
       Future premium payments............................................. 29
       Transfers of existing accumulation value............................ 29
       Dollar cost averaging............................................... 30
       Automatic rebalancing............................................... 30
   Market Timing and Fund-Rejected Transfers............................... 30
       Market timing....................................................... 30
       Restrictions initiated by the Funds................................. 31
   Changing the Specified Amount of Insurance.............................. 31
       Increase in coverage................................................ 31
       Decrease in coverage................................................ 32
   Changing Death Benefit Options.......................................... 33
       Change of death benefit option...................................... 33
       Tax consequences of changes in insurance coverage................... 33
       Effect of changes in insurance coverage on guarantee period benefit........................................................... 33
   Effective Date of Policy and Related Transactions....................... 33
       Valuation dates, times, and periods................................. 33
       Fund pricing........................................................ 33
       Date of receipt..................................................... 34
       Commencement of insurance coverage.................................. 34
       Date of issue; Policy months and years.............................. 34
       Monthly deduction days.............................................. 34
       Commencement of investment performance.............................. 34
       Effective date of other premium payments and requests that you make.............................................................. 34
   Reports to Policy Owners................................................ 35
ADDITIONAL BENEFIT RIDERS.................................................. 35
   Riders.................................................................. 35
       Maturity Extension Rider............................................ 35
       Split Policy Exchange Rider......................................... 36
   Tax Consequences of Additional Rider Benefits........................... 37
POLICY TRANSACTIONS........................................................ 37
   E-Delivery, E-Service and Written Transactions.......................... 37
   Withdrawing Policy Investments.......................................... 37
       Full surrender...................................................... 37
       Partial surrender................................................... 37
       Option to exchange Policy during first 18 months.................... 38
       Option to convert to paid-up endowment insurance.................... 38

       Right to convert in the event of a material change in
         investment policy................................................. 39
       Policy loans........................................................ 39
       Preferred loan interest rate........................................ 39
       Maturity of your Policy............................................. 40
       Tax considerations.................................................. 40
POLICY PAYMENTS............................................................ 40
   Payment Options......................................................... 40
       Change of payment option............................................ 41
       Tax impact.......................................................... 41
   The Beneficiary......................................................... 41
   Assignment of a Policy.................................................. 41
   Payment of Proceeds..................................................... 42
       General............................................................. 42
       Delay of Fixed Account proceeds..................................... 42
       Delay for check clearance........................................... 42
       Delay of Separate Account USL VL-R proceeds......................... 42
       Delay to challenge coverage......................................... 42
       Delay required under applicable law................................. 43
ADDITIONAL RIGHTS THAT WE HAVE............................................. 43
       Underwriting and premium classes.................................... 43
       Policies purchased through "internal rollovers"..................... 44
       Policies purchased through term life conversions.................... 44
       Variations in expenses or risks..................................... 44
CHARGES UNDER THE POLICY................................................... 44
       Statutory premium tax charge........................................ 44
       Premium expense charge.............................................. 44
       Daily charge (mortality and expense risk fee)....................... 44
       Flat monthly charge................................................. 45
       Monthly expense charge (per $1,000 of base coverage)................ 45
       Monthly insurance charge............................................ 45
       Monthly charges for additional benefit riders....................... 46
       Surrender charge.................................................... 46
       Partial surrender processing fee.................................... 47
       Transfer fee........................................................ 47
       Illustrations....................................................... 47
       Policy loans........................................................ 47
       Charge for taxes.................................................... 47
       Allocation of charges............................................... 47
   More About Policy Charges............................................... 47
       Purpose of our charges.............................................. 47
       General............................................................. 48
ACCUMULATION VALUE......................................................... 48
       Your accumulation value............................................. 48
       Your investment options............................................. 48
POLICY LAPSE AND REINSTATEMENT............................................. 49
FEDERAL TAX CONSIDERATIONS................................................. 49
   Tax Effects............................................................. 49
       General............................................................. 50
       Testing for modified endowment contract status...................... 50
       Other effects of Policy changes..................................... 51
       Rider benefits...................................................... 51
       Taxation of pre-death distributions if your Policy is not a modified endowment contract....................................... 51

       Taxation of pre-death distributions if your Policy is a
         modified endowment contract....................................... 51
       Policy lapses and reinstatements.................................... 52
       Taxation of Split Policy Exchange Rider............................. 52
       Diversification and investor control................................ 53
       Estate and generation skipping taxes................................ 53
       Life insurance in split dollar arrangements......................... 54
       Pension and profit-sharing plans.................................... 54
       Other employee benefit programs..................................... 55
       ERISA............................................................... 55
       Our taxes........................................................... 55
       When we withhold income taxes....................................... 55
       Tax changes......................................................... 55
LEGAL PROCEEDINGS.......................................................... 56
FINANCIAL STATEMENTS....................................................... 57
INDEX OF SPECIAL WORDS AND PHRASES......................................... 58

                              CONTACT INFORMATION

Addresses and telephone numbers: Here is how you can contact us about the Platinum Investor Survivor II Policies.

                    ADMINISTRATIVE CENTER:                               HOME OFFICE:               PREMIUM PAYMENTS:
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(Express Delivery)                   (U.S. Mail)                   830 Third Avenue          (Express Delivery)
VUL Administration                   VUL Administration            New York, New York 10022  The United States Life
2727-A Allen Parkway                 P. O. Box 4880                1-212-709-6000            Insurance Company in the City
Houston, Texas 77019-2191            Houston, Texas                                          of New York
1-713-831-3913, 1-800-251-3720       77210-4880
(Hearing Impaired) 1-888-436-5258                                                            Payment Processing Center
Fax: 1-713-620-6653                                                                          8430 West Bryn Mawr Avenue
(Except premium payments)                                                                    3/rd/ Floor Lockbox
                                                                                             Chicago, IL 62713
                                                                                             (U.S. Mail)

                                                                                             The United States Life
                                                                                             Insurance Company in the City
                                                                                             of New York
                                                                                             Payment Processing Center
                                                                                             P. O. Box 0814
                                                                                             Carol Stream, IL 60132-0814

                              ELECTRONIC SERVICES

Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information, see page 18 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

    . For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

    . For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service Member?"

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   The Policy insures the lives of two individuals, each of whom is called a "contingent insured." During the contingent insureds' lifetimes, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the last surviving contingent insured's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among the 44 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

Your Specified Amount of Insurance

   In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional specified amount under a benefit rider. Platinum Investor Survivor II is available for specified amounts of $500,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and how much supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base Coverage and Supplemental Coverage" on page 26.

Death Benefit

    . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary upon the death of the last surviving contingent insured. We provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders during the first 5 Policy years. This guarantee is not applicable if your Policy has lapsed.

    . Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You can choose either death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the last surviving contingent insured. You must choose one of the two Options at the time we issue your Policy.

    . Death Benefit Option 1 is the specified amount on the date of the last surviving contingent insured's death; or

    . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

   Federal tax law may require us to increase payment under either of the above death benefit Options. See "Required minimum death benefit" on page 25.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

    . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

    . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $500,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

    . Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

    . Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest on loaned amounts; we guarantee an annual effective interest rate of 4%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

    . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount. You can select a premium payment plan to pay "planned periodic premiums" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that the first 5 Policy year benefit (described under "Monthly guarantee premiums" on page 28) remains in effect. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

    . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or
       (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

    . Ownership Rights: While the contingent insureds are living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

    . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

    . Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% annually. We may declare higher rates of interest, but are not obligated to do so.

    . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

    . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5.

    . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

   We offer riders that provide supplemental benefits under the Policy. If you select the Maturity Extension Rider-Death Benefit version, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time.

                                 POLICY RISKS

Investment Risk

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

   During the first 5 Policy year benefit period discussed on page 28, your Policy will not enter a grace period or terminate if the Monthly Guarantee Premium has been met. After expiration of this benefit, if your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the first 5 Policy year benefit is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide at least an Option 1 death benefit.

Tax Risks

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Although USL believes that the Policies are in compliance with Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by
Section 7702. In the absence of final regulations or other guidance issued under Section 7702 there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor Survivor II Policies will meet the Section 7702 definitions of a life insurance contract. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 49. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

   The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's base coverage) in the event you surrender the Policy or decrease the base coverage. The surrender charge may be considerable. We will apply the surrender charge only to the base coverage portion of the specified amount. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. The surrender charge period depends on the age of the younger of the contingent insureds. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the last surviving contingent insured's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   USL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

   The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

                                                    Transaction Fees
----------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted      Maximum Guaranteed Charge          Current Charge
------                         -----------------------------  ---------------------------- -----------------------------

Statutory Premium Tax Charge   Upon receipt of each premium   3.5%/1/ of each premium      2%/1/ of each premium payment
                               payment                        payment

Premium Expense                Upon receipt of each premium   5% of the premium payment    5% of the premium payment
Charge                         payment                        remaining after deduction of remaining after deduction of
                                                              the premium tax charge       the premium tax charge

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                                                      Transaction Fees
--------------------------------------------------------------------------------------------------------------------------
Charge                                When Charge is Deducted       Maximum Guaranteed Charge           Current Charge
------                             -----------------------------  -----------------------------  -----------------------------
Surrender Charge

   Maximum Charge-for a 72 year    Upon a partial surrender or a  $31.95 per $1,000 of base      $31.95 per $1,000 of base
   old female, preferred           full surrender of your Policy  coverage                       coverage
   non-tobacco, and a 72 year      during the first 14 Policy
   old female, preferred           years and during the first 14
   non-tobacco with a specified    Policy years following an
   amount of $500,000, of which    increase in the Policy's base
   $400,000 is base coverage/1/    coverage/1/

   Minimum Charge-for a 90 year    Upon a partial surrender or a  $1.39 per $1,000 of base       $1.39 per $1,000 of base
   old male, standard tobacco      full surrender of your Policy  coverage                       coverage
   and a 20 year old female,       during the first 14 Policy
   preferred non-tobacco with a    years and during the first 14
   specified amount of             Policy years following an
   $500,000, of which $400,000     increase in the Policy's base
   is base coverage/1/             coverage/1/

   Example Charge-for a 60 year    Upon a partial surrender or a  $19.88 per $1,000 of base      $19.88 per $1,000 of base
   old male, preferred             full surrender of your Policy  coverage                       coverage
   non-tobacco and a 60 year       during the first 14 Policy
   old female, preferred           years and during the first 14
   non-tobacco with a specified    Policy years following an
   amount of $500,000 of which     increase in the Policy's base
   $400,000 is base coverage/1/    coverage/1/

Partial Surrender Processing Fee   Upon a partial surrender of    The lesser of $25 or 2% of     $10
                                   your Policy                    the partial surrender fee

Transfer Fee                       Upon a transfer of             $25 for each transfer/2/       $25 for each transfer/2/
                                   accumulation value

Policy Loan Interest Charge        Annually (in advance, on your  4.75% of the loan balance      4.54% of the loan balance
                                   Policy anniversary)

Policy Owner Additional            Upon each request for a        $25                            $0
Illustration Charge                Policy illustration after the
                                   first in a Policy year

--------
/1/ The Surrender Charge will vary based on the contingent insureds' sex, age, premium class, Policy year and amount of base coverage. The surrender charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base Coverage and Supplemental Coverage" on page 26. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 4C of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/2/  The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                      Periodic Charges
                                            (other than Fund fees and expenses)
-----------------------------------------------------------------------------------------------------------------------------
Charge                               When Charge is Deducted        Maximum Guaranteed Charge            Current Charge
------                            -----------------------------   -----------------------------   -----------------------------
Flat Monthly Charge               Monthly, at the beginning of    $10                             $10
                                  each Policy month

Cost of Insurance Charge/1/

Maximum Charge for the first      Monthly, at the beginning of    $4.55 per $1,000 of net         $0.28 per $1,000 of net
Policy year-for a 90 year old     each Policy month               amount at risk/2/               amount at risk attributable
male, standard tobacco and a 90                                   attributable to base            to base coverage; and
year old male, standard tobacco                                   coverage; and
with a specified amount of                                                                        $0.28 per $1,000 of net
$500,000 of which $400,000 is                                     $4.55 per $1,000 of net         amount at risk attributable
base coverage and $100,000 is                                     amount at risk attributable     to supplemental coverage
supplemental coverage                                             to supplemental coverage

Minimum Charge for the first      Monthly, at the beginning of    $0.01 per $1,000 of net         $0.01 per $1,000 of net
Policy year-for a 20 year old     each Policy month               amount at risk/2/               amount at risk attributable
female, preferred non-tobacco                                     attributable to base            to base coverage; and
and a 20 year old female,                                         coverage; and
preferred non-tobacco with a                                                                      $0.01 per $1,000 of net
specified amount of $500,000,                                     $0.01 per $1,000 of net         amount at risk attributable
of which $400,000 is base                                         amount at risk attributable     to supplemental coverage
coverage and $100,000 is                                          to supplemental coverage
supplemental coverage

Example Charge for the first      Monthly, at the beginning of    $0.01 per $1,000 of net         $0.01 per $1,000 of net
Policy year-for a 60 year old     each Policy month               amount at risk attributable     amount at risk attributable
male, preferred non-tobacco and                                   to base coverage; and           to base coverage; and
a 60 year old female, preferred
non-tobacco with a specified                                      $0.01 per $1,000 of net         $0.01 per $1,000 of net
amount of $500,000, of which                                      amount at risk/2/               amount at risk attributable
$400,000 is base coverage and                                     attributable to supplemental    to supplemental coverage
$100,000 is supplemental                                          coverage
coverage

--------
/1/ The Cost of Insurance Charge will vary based on the contingent insureds' sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base Coverage and Supplemental Coverage" on page 26. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 4B of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Preliminary Information Statement and Policy Summary" on page 23 of this prospectus. Policy illustrations, which show the impact of cost of insurance charges on Policy values, are free until you purchase a Policy. Thereafter we reserve the right to charge $25 for each illustration after the first in each Policy year.

/2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                                                       Periodic Charges
                                             (other than Fund fees and expenses)
----------------------------------------------------------------------------------------------------------------------------
Charge                              When Charge is Deducted        Maximum Guaranteed Charge            Current Charge
------                           -----------------------------  -------------------------------  ------------------------------
Monthly Expense Charge (per
$1,000 of base coverage)/1/

Maximum Charge-for a 90 year     Monthly, at the beginning of   $2.12 for each $1,000 of base    $2.12 for each $1,000 of base
old male, standard tobacco and   each Policy month. This        coverage                         coverage
a 90 year old male, standard     charge is imposed during the
tobacco with a specified amount  first 4 Policy years and the
of $500,000, of which $400,000   first 4 Policy years
is base coverage                 following an increase in base
                                 coverage/2/

Minimum Charge-for a 20 year     Monthly, at the beginning of   $0.09 for each $1,000 of base    $0.09 for each $1,000 of base
old female, preferred            each Policy month. This        coverage                         coverage
non-tobacco and a 20 year old    charge is imposed during the
female, preferred non-tobacco    first 4 Policy years and the
with a specified amount of       first 4 Policy years
$500,000, of which $ 400,000 is  following an increase in base
base coverage                    coverage/2/

Example Charge-for a 60 year     Monthly, at the beginning of   $0.58 for each $1,000 of base    $0.58 for each $1,000 of base
old male, preferred non-tobacco  each Policy month. This        coverage                         coverage
and a 60 year old female,        charge is imposed during the
preferred non-tobacco with a     first 4 Policy years and the
specified amount of $500,000,    first 4 Policy years
of which $400,000 is base        following an increase in base
coverage                         coverage/2/

Daily Charge (mortality and
expense risk fee)

Policy years 1-15/3, 4/          Daily                          annual effective rate of 0.75%   annual effective rate of 0.75%

--------
/1/ The monthly expense charge is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The monthly expense charge per $1,000 of base coverage will vary based on the amount of base coverage and each of the contingent insured's sex, age and premium class. See "Base Coverage and Supplemental Coverage" on page 26. The monthly expense charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 4 of your Policy will indicate the initial monthly expense charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge For First Four Years." More detailed information covering your monthly expense charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your insurance representative. There is no additional charge for any illustrations which may show various amounts of base and supplemental coverage.
/2/ The charge assessed during the first 4 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.
/3/  After the 15/th/ Policy year, the daily charge will be as follows:

            Policy years 16-30....... annual effective rate of 0.50%
            Policy years 31+......... annual effective rate of 0.15%

     These reductions in the amount of the daily charge are guaranteed.

/4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                                      Periodic Charges
                                               (optional benefit riders only)
-----------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges       When Charge is Deducted        Maximum Guaranteed Charge            Current Charge
------------------------------    -----------------------------   -----------------------------   -----------------------------
Maturity Extension Rider Death
Benefit Version

Initial Charge                    Monthly beginning 9 years       $1 per $1,000 of net amount     $0.03 per $1,000 of net
                                  before your original maturity   at risk attributable to the     amount at risk attributable
                                  date                            Policy (without any riders)     to the Policy (without any
                                                                                                  riders)

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2006. Current and future expenses for the Funds may be higher or lower than those shown.

                        Annual Fund Fees and Expenses
              (expenses that are deducted from the Fund assets)
------------------------------------------------------------------------------
Charge                                                          Maximum Minimum
------                                                          ------- -------
Total Annual Fund Operating Expenses for all of the Funds
  (expenses that are deducted from portfolio assets include
  management fees, distribution (12b-1) fees, and other
  expenses)/1/                                                   1.28%   0.24%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

--------
/1/ Currently 9 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2008. The impact of contractual reimbursements or fee waivers is as follows:

       Charge                                             Maximum Minimum
       ------                                             ------- -------
       Total Annual Fund Operating Expenses for all of
         the Funds After Contractual Reimbursement or
         Fee Waiver                                        1.18%   0.24%

                              GENERAL INFORMATION

The United States Life Insurance Company in the City of New York

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office address is 830 Third Avenue, New York, New York 10022. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 57 separate "divisions," 44 of which correspond to the 44 variable "investment options" under the Policy. The remaining 13 divisions, and all of these 44 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners.

Guarantee of Insurance Obligations

   Insurance obligations under the Policies are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

   USL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of USL.

Additional Information

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with USL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the last surviving contingent insured's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service or in writing. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       Written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service.

    .  transfer of accumulation value;*

    .  change of allocation percentages for premium payments; *

    .  change of allocation percentages for Policy deductions; *

    .  loan,

    .  full surrender,

    .  partial surrender,

    .  change of beneficiary or contingent beneficiary,

    .  loan repayments or loan interest payments,

    .  change of death benefit option or manner of death benefit payment,

    .  change in specified amount,

    . addition or cancellation of, or other action with respect to any benefit riders,

    .  election of a payment option for Policy proceeds, and

    .  tax withholding elections.

--------
*  These transactions are permitted by E-Service or in writing.

We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your USL representative. Each communication must include your name, Policy number and the contingent insured's names. We cannot process any requested action that does not include all required information.

Variable Investment Options

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parenthesis.

Variable Investment Options                                  Investment Adviser (sub-adviser, if applicable)
---------------------------                                  -----------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares         A I M Advisors, Inc.
Alger American Leveraged AllCap Portfolio - Class O          Fred Alger Management, Inc.
  Shares/1/
Alger American MidCap Growth Portfolio - Class O Shares      Fred Alger Management, Inc.
American Century VP Value Fund                               American Century Investment Management, Inc.
Credit Suisse Trust Small Cap Core I Portfolio               Credit Suisse Asset Management, LLC
Fidelity(R) VIP Asset Manager(SM) Portfolio - Service        Fidelity Management & Research Company (FMR Co., Inc.)
 Class 2/2/                                                  (Fidelity International Investment Advisors)
                                                             (Fidelity International Investment Advisors (U.K.) Limited)
                                                             (Fidelity Investments Japan Limited)
                                                             (Fidelity Investments Money Management, Inc.)

Variable Investment Options                                  Investment Adviser (sub-adviser, if applicable)
---------------------------                                  -----------------------------------------------------------
                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                             (Fidelity Research & Analysis Company)
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/3/ Fidelity Management & Research Company (FMR Co., Inc.)
                                                             (Fidelity International Investment Advisors)
                                                             (Fidelity International Investment Advisors (U.K.) Limited)
                                                             (Fidelity Investments Japan Limited)
                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                             (Fidelity Research & Analysis Company)
Fidelity(R) VIP Equity-Income Portfolio - Service Class 2    Fidelity Management & Research Company (FMR Co., Inc.)
                                                             (Fidelity International Investment Advisors)
                                                             (Fidelity International Investment Advisors (U.K.) Limited)
                                                             (Fidelity Investments Japan Limited)
                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                             (Fidelity Research & Analysis Company)
Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 /4/ Strategic Advisers(R), Inc.
                                                             Fidelity Management & Research Company
Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/5/  Strategic Advisers(R), Inc.
                                                             Fidelity Management & Research Company
Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/6/  Strategic Advisers(R), Inc.
                                                             Fidelity Management & Research Company
Fidelity(R) VIP Growth Portfolio - Service Class 2           Fidelity Management & Research Company (FMR Co., Inc.)
                                                             (Fidelity International Investment Advisors)
                                                             (Fidelity International Investment Advisors (U.K.) Limited)
                                                             (Fidelity Investments Japan Limited)
                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                             (Fidelity Research & Analysis Company)
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2          Fidelity Management & Research Company (FMR Co., Inc.)
                                                             (Fidelity International Investment Advisors)
                                                             (Fidelity International Investment Advisors (U.K.) Limited)
                                                             (Fidelity Investments Japan Limited)
                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                             (Fidelity Research & Analysis Company)
Franklin Templeton VIP Franklin Small Cap Value Securities   Franklin Advisory Services, LLC
  Fund - Class 2
Franklin Templeton VIP Franklin U.S. Government Fund -       Franklin Advisers, Inc.
  Class 2
Franklin Templeton VIP Mutual Shares Securities Fund -       Franklin Mutual Advisers, LLC
  Class 2 /7/
Franklin Templeton VIP Templeton Foreign Securities Fund -   Templeton Investment Counsel, LLC
  Class 2                                                    (Franklin Templeton Investment Management Limited)
Janus Aspen International Growth Portfolio - Service Shares  Janus Capital Management LLC
Janus Aspen Mid Cap Growth Portfolio - Service Shares        Janus Capital Management LLC
JPMorgan Small Company Portfolio                             J.P. Morgan Investment Management Inc.
MFS(R) VIT New Discovery Series - Initial Class /8/          Massachusetts Financial Services Company
MFS(R) VIT Research Series - Initial Class /9/               Massachusetts Financial Services Company
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I      Neuberger Berman Management Inc. (Neuberger Berman LLC)
Oppenheimer Balanced Fund/VA - Non-Service Shares /10/       OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA - Non-Service Shares   OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn Strategy Portfolio -           Pacific Investment Management Company LLC
  Administrative Class/11/
PIMCO VIT Real Return Portfolio - Administrative Class /12/  Pacific Investment Management Company LLC
PIMCO VIT Short-Term Portfolio - Administrative Class        Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio - Administrative Class      Pacific Investment Management Company LLC
Pioneer Mid Cap Value VCT Portfolio - Class I Shares         Pioneer Investment Management, Inc.
Putnam VT Diversified Income Fund - Class IB                 Putnam Investment Management, LLC

Variable Investment Options                                  Investment Adviser (sub-adviser, if applicable)
---------------------------                                  -----------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB    Putnam Investment Management, LLC
SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares   AIG SunAmerica Asset Management Corp.
SunAmerica ST Balanced Portfolio - Class 1 Shares/13/        AIG SunAmerica Asset Management Corp.
                                                             (J.P. Morgan Investment Management Inc.)
VALIC Co. I International Equities Fund                      VALIC* (AIG Global Investment Corp.)
VALIC Co. I Mid Cap Index Fund                               VALIC* (AIG Global Investment Corp.)
VALIC Co. I Money Market I Fund                              VALIC* (AIG SunAmerica Asset Management Corp.)
VALIC Co. I Nasdaq-100(R) Index Fund                         VALIC* (AIG Global Investment Corp.)
VALIC Co. I Science & Technology Fund /14/                   VALIC* (RCM Capital Management, LLC)
                                                             (T. Rowe Price Associates, Inc.)
                                                             (Wellington Management Company, LLP)
VALIC Co. I Small Cap Index Fund                             VALIC* (AIG Global Investment Corp.)
VALIC Co. I Stock Index Fund                                 VALIC* (AIG Global Investment Corp.)
Van Kampen LIT Growth and Income Portfolio - Class I Shares  Van Kampen Asset Management
Vanguard** VIF High Yield Bond Portfolio                     Wellington Management Company, LLP
Vanguard** VIF REIT Index Portfolio                          The Vanguard Group, Inc.

--------
/1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is long-term capital appreciation.
/2/ The Fund type for Fidelity(R) VIP Asset Manager (SM) Portfolio - Service Class 2 is high total return.
/3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
/4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
/5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
/6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.
/8/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
/9/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
/10/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is
     total return.
/11/ The Fund type for PIMCO VIT CommodityRealReturn Strategy Portfolio -
     Administrative Class is maximum real return.
/12/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class
     is maximum real return.
/13/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is
     conservation of principal and capital appreciation.
/14/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
*   "VALIC" means The Variable Annuity Life Insurance Company.
**  "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 44.

Voting Privileges

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized. We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 47. The "daily charge" described on page 44 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Preliminary Information Statement and Policy Summary

   Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

Illustrations

   After you purchase your Policy and upon your request, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) each of the contingent insured's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options. A personalized illustration takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

   A personalized illustration is illustrative only and should not be considered a representation of actual future performance. Your actual rates of return and actual charges may be higher or lower than an illustration. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

                                POLICY FEATURES

Age

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

Death Benefits

   Your specified amount of insurance. In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base Coverage and Supplemental Coverage" on page 26.

   We also guarantee a death benefit for a specified period provided you have paid the required monthly premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 28. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Your death benefit. You must choose between death benefit Option 1 and Option 2 under the Policy at the time it is issued. You may change your Option choice at any later time before the death of the last surviving contingent insured. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

    . Option 1--The specified amount on the date of the last surviving contingent insured's death.

    . Option 2--The sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

   See "Partial surrender" on page 37 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under Option 2, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under Option 2.

   Any premiums we receive after the last surviving contingent insured's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected death benefit Option 1 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 4A of your Policy. The required minimum death benefit percentage varies based on the age, sex and premium classes of the contingent insureds. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a 60 year old male contingent insured, preferred non-tobacco premium class, and a 60 year old female contingent insured, preferred non-tobacco premium class. These individuals are the same two contingent insureds whose characteristics we use to illustrate the "Example Charge" in each of the Tables of Charges beginning on page 11 of this prospectus.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST
                         ----------------------------

  Policy Year                           1    2    3    5   10   20   30   40

  %                                   263% 253% 244% 226% 188% 140% 118% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the younger contingent insured's age is 40 or less, and decreases each year thereafter to 100% when the younger contingent insured's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST
                         ----------------------------

  Younger Contingent Insured's
  Attained Age*                   40   45   50   55   60   65   70   75  95+

  %                              250% 215% 185% 150% 130% 120% 115% 105% 100%
--------
* We use the younger contingent insured's attained age for this purpose even if the younger contingent insured is the first to die.

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

Base Coverage and Supplemental Coverage

   When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage (which will always be present); and supplemental coverage, which may also be included.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years, you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

    . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

    .  Supplemental coverage has no surrender charges;

    . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage; and

    .  The monthly expense charge does not apply to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must be base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct from your accumulation value any surrender charge that applies to the decrease in your base coverage. Supplemental coverage has no surrender charge.

   You can use the mix of base and supplemental coverage to emphasize your own objectives. Before deciding how much, if any, supplemental coverage you should have, you should discuss with your USL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

Premium Payments

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the contingent insureds. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 8, will be allocated upon receipt to the available investment options you have chosen.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 49. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the contingent insureds do not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 31).

   Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the first 5 Policy year benefit (described under "Monthly guarantee premiums" on page 28) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, or that the first 5 Policy year benefit is not in effect, as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We provide this benefit for the first 5 Policy years for all Policies. We call this our "guarantee period" benefit and here are its terms and conditions:

    . On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

    . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any Policy loans, is at least equal to the sum of the monthly guarantee premiums plus any partial surrenders for all Policy months to date, including the Policy month then starting.

    . So long as at least this amount of premium payments has been paid by the beginning of the Policy month, the Policy will not enter a grace period or terminate (i.e., lapse) because of insufficient cash surrender value.

    . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

   During the first 5 Policy years, whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease.

    . For increases in the specified amount, the new monthly guarantee premium is calculated based on the contingent insureds' underwriting characteristics at the time of the increase and the amount of the increase.

    . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

    . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

    . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

   The period of coverage for this benefit is unaffected by the contingent insureds' ages at the Policy's date of issue or your choice of base coverage and supplemental coverage. The period for this benefit will not be extended or otherwise changed by changes in the specified amount, the addition, deletion or change in benefit riders, or by reinstatement of the Policy.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

    . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

    . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

   Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 43.

   Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 33.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Market Timing and Fund-Rejected Transfers

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures that require us to monitor the Policies to determine if a Policy owner requests:

    . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

    . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

    . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

Changing the Specified Amount of Insurance

   Increase in coverage. At any time while both contingent insureds are living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that both contingent insureds continue to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the ages, gender and premium classes of the contingent insureds at the time of the increase. Also, a new amount of surrender charge:

    . applies to any amount of the increase that you request as base (rather than supplemental) coverage; and

    . applies to the amount of the increase for up to 14 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be assessed for the first 4 Policy years following the increase, and will be applied only to the increase in your base coverage. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase with one exception. Base coverage must be at least 10% of the total specified amount after the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

    .  $500,000, and

    . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

    . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

    . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion; and

    . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in base coverage will not reduce either the monthly charge per $1,000 of base coverage or the length of time we assess the charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 4 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 4 years even though you have reduced the amount of base coverage.

Changing Death Benefit Options

   Change of death benefit option. You may at any time before the death of the last surviving contingent insured request us to change your coverage from death benefit Option 1 to Option 2 or vice-versa.

    . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 32. We will not charge a surrender charge for this reduction in specified amount. The monthly expense charge per $1000 of base coverage and the cost of insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) and which has not been removed by a decrease in your Policy's specified amount. For the purpose of this calculation, if the base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 49 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 28.

Effective Date of Policy and Related Transactions

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m., Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the contingent insureds' premium classes should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in either of the contingent insureds health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the contingent insureds meet certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium classes. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the contingent insureds, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

    . Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

    . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

    . If you exercise your right to return your Policy described under "Free look period" on page 29 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mail it to us, the date it is postmarked; and

    . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
       Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

Riders

   You can request that your Policy include the additional rider benefits described below. For the Maturity Extension Rider-Death Benefit version, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

   Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version.

       The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version of the rider.

       The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

       Under the Death benefit version, we will charge you a monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date.

       Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges under the Death Benefit version if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

   The Accumulation Value version may be selected at any time before your original maturity date. The Death Benefit version of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period described earlier, before your original maturity date.

   There are features common to both riders. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 44. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

   Extension of the maturity date beyond the younger contingent insured's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   Split Policy Exchange Rider. This rider provides you with the right at any time while both contingent insureds are living to request that the Policy be split into two separate policies, insuring each of the contingent insureds under new, single life policies. In order for you to exercise this right, neither contingent insured could have the "uninsurable" premium class when the original Policy was issued. Here are the additional features about this rider:

    . You can choose to exchange only if the contingent insureds were married to one another and have divorced, the federal unlimited marital deduction is repealed, or there is a reduction of at least 50% of the tax rate in the maximum federal estate tax bracket. However, in the case of divorce, the divorce decree must have been final at least 24 months before the exchange. In these situations, the original Policy's specified amount and cash surrender value will be split equally between the two new policies.

    . You can choose the amount of coverage on each policy, as long as the total equals the death benefit amount of the Policy. We will transfer the cash surrender value of the Policy, after paying off any outstanding loan, to the new policies in the same proportion as the new face amounts are to each other.

    . The new policies can be any flexible or level premium whole life policy or endowment plan we would ordinarily issue when this rider is exercised.

    .  The Policy terminates when we issue the new policies.

Tax Consequences of Additional Rider Benefits.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 49. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 24. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 44.

E-Delivery, E-Service and Written Transactions

   See page 18 for information regarding E-Delivery, E-Service and written transactions.

Withdrawing Policy Investments

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor Survivor II Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $500,000.

   We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

    . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

    . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

    . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

   We will deduct any remaining surrender charge that is associated with any portion of your Policy's base amount of coverage that is canceled. If the Option 2 death benefit is then in effect, we will automatically reduce your accumulation value.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Option to exchange Policy during first 18 months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

    . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

    . the amount of insurance of the new policy will be the same as the initial amount of your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

    . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

    . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

    .  evidence of insurability will not be required for the exchange.

   Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

    . we use your original Policy's cash surrender value as a single premium for the new policy;

    . we use the contingent insureds' ages at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

    . you will owe no additional premiums or other charges during the entire time the new policy is in force;

    . the new policy is "non-participating" which means you will not be entitled to any dividends from USL;

    . we will pay the amount of coverage to the beneficiary when the last surviving insured dies and the new policy will terminate; and

    . we will pay the amount of coverage to the owner if the younger contingent insured is living at age 100 and the new policy will terminate.

   Right to convert in the event of a material change in investment policy. Under New York law, if there is a material change in the investment policy of Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of: (1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

   If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on a full surrender or any partial surrenders permitted under your old Policy will be waived. However, there may be a surrender charge on a full surrender or any partial surrenders permitted under your new policy. This conversion is similar to an internal exchange under Section 1035 of the Code.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500, or, if less your Policy's cash surrender value less the loan interest payable to your next Policy anniversary.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $10 unless it is the final payment) of your loan at any time before the death of the last surviving contingent insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the last surviving contingent insured's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

    . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

    . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4%. We intend to set the rate of interest you are paying to the same 4% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

    . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4%, and

    .  will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If one or both contingent insureds are living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the younger contingent insured's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider" on page 35.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 49 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

Payment Options

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the last surviving contingent insured's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

    .  Option 1--Equal monthly payments for a specified period of time.

    . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

    . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

    . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of either contingent insured unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the last surviving contingent insured dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

   General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the last surviving contingent insured's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

    .  the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during either contingent insured's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during either contingent insured's lifetime.

    . We cannot challenge an additional benefit rider that provides benefits if either contingent insured becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

    . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

    . end the automatic rebalancing feature if your accumulation value falls below $5,000;

    . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

    . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

    . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations.

   Underwriting and premium classes. We currently have seven premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

    .  Three Non-tobacco classes: preferred, standard and special;

    .  Three Tobacco classes: preferred, standard and special; and

    .  One additional class: uninsurable.

   Various factors such as the contingent insureds' ages, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy.

   The term "uninsurable" is used in a special way when we issue a Policy. "Uninsurable" describes a person proposed to become insured under a Policy who would not pass our requirements to be insured under one of our policies that insures only one life. Under some conditions a person who is uninsurable can become a contingent insured under a Policy. The other contingent insured cannot be uninsurable.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor Survivor II Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

   Variations in expenses or risks. USL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York Department of Insurance may require that we seek its prior approval before we make some of these changes.

   You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.50% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5% from the remaining amount. We may lower this percentage deduction but it is guaranteed never to exceed 5%. USL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.75% ( 3/4 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 15 years, however, we will reduce this rate to an annual effective rate of 0.50%, and after 30 years, to an annual effective rate of 0.15%. Although the years for the reduction of rates may not be changed, we may lower these current rates but they can never exceed the rates set forth in this paragraph. USL receives this charge to pay for our mortality and expense risks.

   Flat monthly charge. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. The flat monthly charge is the "Monthly Administration Fee" shown on page 4 of your Policy. USL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly expense charge (per $1,000 of base coverage). The Policies have a monthly expense charge which will be deducted during the first four Policy years, and during the first four years of any increase in base coverage. Your Policy refers to this charge as the "Monthly Expense Charge for First Four Years." We will apply this four year monthly expense charge only to the base coverage portion of the specified amount. Any decrease in base coverage will not change the monthly expense charge. This charge varies according to the ages, gender and the premium classes of both of the contingent insureds, as well as the amount of base age. This charge can range from a maximum of $2.12 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.09 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges beginning on page 11) is $0.58 for each $1,000 of base coverage. USL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the last surviving contingent insured died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

    .  greater amounts at risk result in a higher monthly insurance charge; and

    . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for contingent insureds in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the contingent insureds grow older. Also our cost of insurance rates will generally be lower if one or both of the contingent insureds is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users. On the other hand, contingent insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

   Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York Department of Insurance and will be determined at least every five years.

   Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. USL receives this charge to also fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the contingent insureds or the specific coverage you choose under the rider. The riders we offer are two versions of the Maturity Extension Rider and the Split Policy Exchange Rider. The riders are described beginning on page 35, under "Additional Benefit Riders." The specific charges for any rider you choose are shown on page 4 of your Policy. USL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The surrender charge period depends on the age of the younger of the contingent insureds. The amount of the surrender charge depends on the age, gender and premium classes of both of the contingent insureds. Your Policy's surrender charge will be found in the table beginning on page 4C of your Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $31.95 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $1.39 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges beginning on page 11) is $19.88 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis beginning in the second year of its 14 year period referred to above until, in the fifteenth year, it is zero. These decreases are also based on the age, gender and premium classes of both of the contingent insureds.

   The following chart illustrates how the surrender charge declines over the first 14 Policy years. The chart is for a 60 year old male and a 60 year old female, who are the same persons to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other contingent insureds because the amount of the annual reduction in the surrender charge may differ.

                                          Surrender Charge for a 60 Year Old Male and
                                                      a 60 Year Old Female
                                          -------------------------------------------

Policy Year                         1      2      3      4      5      6      7      8      9     10    11    12    13    14  15

Surrender Charge
Per $1,000 of Base Coverage    $19.88 $19.43 $18.95 $18.46 $17.95 $17.43 $15.68 $14.00 $12.39 $10.86 $8.35 $6.01 $3.83 $1.83 $ 0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 37 and "Change of death benefit option" beginning on page 33.

   For those Policies that lapse in the first 14 Policy years, USL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. The older and the greater health risk the contingent insureds are when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the contingent insureds' age, sex and premium classes to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. USL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. USL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. USL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. USL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 39.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 47.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

    . mortality risks (such as the risk that contingent insureds will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the last surviving contingent insured dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   USL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 44 under "Statutory premium tax charge" and "premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 19 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 44 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 47. The "daily charge" described on page 44 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from USL.

                        POLICY LAPSE AND REINSTATEMENT

   During the first 5 Policy year benefit period discussed on page 28, your Policy will not enter a grace period or terminate if the monthly guarantee premium has been met. After expiration of this benefit, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the last surviving contingent insured dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that each contingent insured who was living when the policy lapsed is still living and meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature, and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   Although USL believes that the Policies are in compliance with Section 7702 of the Code at issue, the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor
Survivor II Policies, will meet the Section 7702 definition of a life insurance contract.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract. A life insurance policy that is received in a tax free I.R.C. Section 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the contingent insureds' lifetimes and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while either contingent insured is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Taxation of Split Policy Exchange Rider. You can split the Policy into two other single life insurance policies under the Split Policy Exchange Rider. A policy split could have adverse tax consequences if it is not treated as a nontaxable exchange under Section 1035 of the Code. This could include, among other things, recognition as taxable income on amounts up to any gain in the Policy at the time of the exchange.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the last surviving contingent insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R.

   Estate and generation skipping taxes. If the last surviving contingent insured is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the last surviving contingent insured, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2007. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2007. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, contingent insured or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

   In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with both contingent insureds' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the contingent insureds or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

   The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

   On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of USL, the Separate Account and its principal underwriter, AGESC, and American Home, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated
Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

   AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including USL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

   Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG has made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

   Subject to the receipt of permanent relief, USL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                             FINANCIAL STATEMENTS

   The Financial Statements of USL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-251-3720.

                      INDEX OF SPECIAL WORDS AND PHRASES

This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                                                                      Page to
                                                                    see in this
Defined Term                                                        Prospectus
------------                                                        -----------
accumulation value.................................................      8
Administrative Center..............................................      5
automatic rebalancing..............................................     30
base coverage......................................................     26
basis..............................................................     51
beneficiary........................................................     41
cash surrender value...............................................      7
cash value accumulation test.......................................     25
close of business..................................................     33
Code...............................................................      9
Contact Information................................................      5
contingent insured.................................................      6
cost of insurance rates............................................     45
daily charge.......................................................     44
date of issue......................................................     34
death benefits.....................................................     24
dollar cost averaging..............................................     30
Fixed Account......................................................     22
full surrender.....................................................      7
grace period.......................................................     49
guarantee period benefit...........................................     24
guideline premium test.............................................     25
investment options.................................................     48
lapse..............................................................      9
loan (see "Policy loans" in this Index)............................      7
loan interest......................................................     39
maturity, maturity date............................................     40
modified endowment contract........................................     50
monthly deduction day..............................................     34
monthly guarantee premium..........................................     28

                                                                      Page to
                                                                    see in this
Defined Term                                                        Prospectus
------------                                                        -----------
monthly insurance charge...........................................     45
net amount at risk.................................................     13
Option 1, Option 2.................................................      6
partial surrender..................................................     37
payment options....................................................     40
planned periodic premiums..........................................     28
Policy loans.......................................................     39
Policy month, year.................................................     34
preferred loan.....................................................     39
premium classes....................................................     43
premium payments...................................................     27
reinstate, reinstatement...........................................     49
required minimum death benefit.....................................     25
required minimum death benefit percentage..........................     25
Separate Account USL VL-R..........................................     17
seven-pay test.....................................................     50
specified amount...................................................      6
supplemental coverage..............................................     26
surrender..........................................................     10
transfers..........................................................     29
uninsurable........................................................     44
valuation date.....................................................     33
valuation period...................................................     33
variable investment options........................................     19

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

 [LOGO OF AIG(R) AMERICAN GENERAL]                             PRIVACY NOTICE

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AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   - Given to us on applications or other forms;

   - About transactions with us, our affiliates, or third parties;

   - From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS GIVEN TO YOU FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

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This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2007 American International Group, Inc. All rights reserved.

 AGLC0375                                                             Rev0207

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                             Visit www.aigag.com and click on the link to sign up for e-Service and e-Delivery!

                                            [LOGO OF ESERVICE]


--------
/1/ AIG American General, www.aigag.com, is the marketing name for the insurance companies and affiliates of American International Group, Inc.
      (AIG), which comprise AIG's Domestic Life Insurance Operations, including The United States Life Insurance Company in the City of New York.
/2/   Not available for all products

The United States Life Insurance Company in the City of New York
A member company of American International Group, Inc.

VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 www.aigag.com

Variable universal life insurance policies issued by The United States Life Insurance Company in the City of New York are distributed by American General Equity Services Corporation, member NASD and a member company of American International Group, Inc. Policies and riders are available only in the state of New York.

(C) 2007 American International Group, Inc. All rights reserved.

AGLC101423 REV0507                                                     5516405

The United States Life                          [LOGO OF AIG AMERICAN GENERAL]
Insurance Company in the
City of New York                                  THE STRENGTH TO BE THERE(R).

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R)] AMERICAN GENERAL                       The United States Life
                                                             Insurance Company
                                                       in the City of New York

For additional information about the Platinum           For E-Service and
Investor(R) Survivor II Policy and the Separate    E-Delivery, or to view and
Account, you may request a copy of the Statement      print Policy or Fund
of Additional Information (the "SAI"), dated        prospectuses visit us at
May 1, 2007. We have filed the SAI with the SEC           www.aigag.com
and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at United States Life, VUL Administration,
P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-251-3720. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor
Survivor II Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Inquiries on the operations of the Public
Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street
N.E., Washington, D.C. 20549.

Policies issued by:

The United States Life Insurance Company in the
City of New York
A member company of American International Group,
Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor Survivor II Last Survivor
Flexible Premium Variable Universal Life Insurance
Policy Form Number 01206N

Available only in the state of New York

Distributed by American General Equity Services
Corporation
Member NASD                                              [LOGO OF IMSA]
A member company of American International Group,     INSURANCE MARKETPLACE
Inc.                                                  STANDARDS ASSOCIATION

The underwriting risks, financial obligations and  Membership in IMSA applies
support functions associated with the products               only to
issued by The United States Life Insurance           The United States Life
Company in the City of New York ("USL") are its             Insurance
responsibility. USL is responsible for its own       Company in the City of
financial condition and contractual obligations.            New York
The Policies are not available in all states.       and not to its products.

(C) 2007 American International Group, Inc. All         ICA File No. 811-09359
rights reserved.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R

                       PLATINUM INVESTOR(R) SURVIVOR II

   LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-251-3720; 1-713-831-3913; HEARING IMPAIRED: 1-888-436-5258

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2007

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated May 1, 2007, describing the Platinum Investor Survivor II last survivor flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   USL.....................................................................  3
   Separate Account USL VL-R...............................................  3
   American Home Assurance Company.........................................  3

SERVICES...................................................................  4

DISTRIBUTION OF THE POLICIES...............................................  4

PERFORMANCE INFORMATION....................................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES..................................  6

       Gender neutral policies.............................................  6
       Cost of insurance rates.............................................  7
       Certain arrangements................................................  7
   More About The Fixed Account............................................  7
       Our general account.................................................  7
       How we declare interest.............................................  7
   Adjustments to Death Benefit............................................  7
       Suicide.............................................................  7
       Wrong age or gender.................................................  8
       Death during grace period...........................................  8

ACTUARIAL EXPERT...........................................................  8

MATERIAL CONFLICTS.........................................................  8

FINANCIAL STATEMENTS.......................................................  9

   Separate Account Financial Statements...................................  9
   USL Financial Statements................................................  9
   American Home Financial Statements......................................  9

INDEX TO FINANCIAL STATEMENTS..............................................  9

   Separate Account USL VL-R Financial Statements.......................... 10
   USL Financial Statements................................................ 10
   American Home Financial Statements...................................... 10

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 57 separate "divisions," 44 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 44 divisions and the remaining 13 divisions are offered under other USL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2006, 2005 and 2004, USL paid AGLC for these services $123,054,762, $124,859,506, and $130,872,664, respectively.

   USL and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG may provide services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2006, 2005 and 2004, USL paid AIG zero for these services.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

    . 90% of the premiums received in the first Policy year up to a "target" amount;

    . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

    . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

    . 0.20% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

    . 0.10% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 20;

    . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

    . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About The Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an investment portfolio changes; or

    . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for USL. AIG uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2006 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2006 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

   As of the date of this SAI, none of the assets of the Separate Account were attributable to the Policies.

USL Financial Statements

   The balance sheets of USL at December 31, 2006 and 2005 and the related statements of income, shareholder's equity, cash flows and comprehensive income for the three years ended December 31, 2006, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

American Home Financial Statements

   The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus and of cash flow for the two years ended December 31, 2006, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home to meet its obligations as guarantor under a guarantee agreement.

                                                                      Page
I. Separate Account USL VL-R Financial Statements                 -------------

Report of PricewaterhouseCoopers LLP, Independent Registered
  Public Accounting Firm......................................... USL VL-R - 1
Statement of Net Assets as of December 31, 2006.................. USL VL-R - 2
Statement of Operations for the year ended December 31, 2006..... USL VL-R - 3
Statement of Changes in Net Assets for the years ended
  December 31, 2006 and 2005..................................... USL VL-R - 4
Notes to Financial Statements.................................... USL VL-R - 17

                                                                      Page
II. USL Financial Statements                                      -------------

Report of PricewaterhouseCoopers LLP, Independent Registered
  Public Accounting Firm......................................... F - 1
Balance Sheets as of December 31, 2006 and 2005.................. F - 2
Statements of Income for the years ended December 31, 2006, 2005 and 2004....................................................... F - 4
Statements of Shareholder's Equity for the years ended
  December 31, 2006, 2005 and 2004............................... F - 5
Statements of Comprehensive Income for the years ended
  December 31, 2006, 2005 and 2004............................... F - 6
Statements of Cash Flows for the years ended December 31, 2006,
  2005 and 2004.................................................. F - 7
Notes to Financial Statements.................................... F - 8

                                                                      Page
III. American Home Financial Statements                           -------------

Report of PricewaterhouseCoopers LLP, Independent Auditors....... 2
Statements of Admitted Assets (Statutory Basis) as of
  December 31, 2006 and 2005..................................... 3
Statements of Liabilities, Capital and Surplus (Statutory Basis)
  as of December 31, 2006 and 2005............................... 4
Statements of Income and Changes in Capital and Surplus
  (Statutory Basis) for the years ended December 31, 2006 and
  2005........................................................... 5
Statements of Cash Flow (Statutory Basis) for the years ended
  December 31, 2006 and 2005..................................... 6
Notes to Statutory Basis Financial Statements.................... 7

[LOGO OF AIG AMERICAN GENERAL]

                                              Variable Universal Life Insurance
                                                      Separate Account USL VL-R

                                                                           2006

                                                                  Annual Report

                                                              December 31, 2006

               The United States Life Insurance Company in the City of New York
                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1201 Louisiana
Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American International Life Assurance Company of New York and Contract Owners of American International Life Assurance Company of New York Variable Account A

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts of American International Life Assurance Company of New York Variable Account A (the "Separate Account") listed in Note A at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 6, 2007

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF NET ASSETS
December 31, 2006

                                                                                         Due from (to) The United
                                                                         Investment       States Life Insurance
                                                                    securities - at fair  Company in the City of
Divisions                                                                  value                 New York         Net Assets
---------                                                           -------------------- ------------------------ ----------
AIM V.I. Core Equity Fund- Series I                                       $125,102                 $--             $125,102
AIM V.I. International Growth Fund-Series I                                 56,530                   1               56,531
AIM V.I. Premier Equity Fund - Series I                                         --                  --                   --
Alger American MidCap Growth Portfolio-Class O Shares                           80                  --                   80
American Century VP Value Fund-Class I                                      52,202                  --               52,202
Credit Suisse Small Cap Core I Portfolio                                    27,940                   1               27,941
Dreyfus IP MidCap Stock Portfolio-Initial shares                            10,126                   1               10,127
Dreyfus VIF Developing Leaders Portfolio - Initial shares                   57,838                  --               57,838
Dreyfus VIF Quality Bond Portfolio-Initial shares                           18,667                   1               18,668
Fidelity VIP Asset Manager Portfolio-Service Class 2                         1,363                  (1)               1,362
Fidelity VIP Contrafund Portfolio-Service Class 2                          280,523                  --              280,523
Fidelity VIP Equity-Income Portfolio-Service Class 2                        80,686                  --               80,686
Fidelity VIP Growth Portfolio-Service Class 2                              120,732                  --              120,732
Fidelity VIP Mid Cap Portfolio-Service Class 2                               1,328                  --                1,328
Franklin Templeton-Franklin Small Cap Value Securities Fund-Class 2          8,650                  --                8,650
Franklin Templeton-Franklin U.S. Government Fund-Class 2                     1,869                  --                1,869
Franklin Templeton-Mutual Shares Securities Fund-Class 2                   566,320                  --              566,320
Franklin Templeton-Templeton Foreign Securities Fund-Class 2                42,994                  (1)              42,993
Janus Aspen Series International Growth Portfolio-Service Shares            38,375                  --               38,375
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares                   1,397                  --                1,397
Janus Aspen Series Worldwide Growth Portfolio-Service Shares                82,276                  (1)              82,275
JPMorgan Mid Cap Value Portfolio                                               262                  --                  262
JPMorgan Small Company Portfolio                                            30,392                  --               30,392
MFS VIT Capital Opportunities Series-Initial Class                           2,704                  --                2,704
MFS VIT Emerging Growth Series-Initial Class                               172,202                  --              172,202
MFS VIT New Discovery Series-Initial Class                                   1,716                  (1)               1,715
MFS VIT Research Series-Initial Class                                      149,881                  --              149,881
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I                       22,598                  --               22,598
Oppenheimer Global Securities Fund/VA-Non-Service Shares                     4,549                  --                4,549
PIMCO VIT Real Return Portfolio-Administrative Class                        19,504                  (1)              19,503
PIMCO VIT Short-Term Portfolio-Administrative Class                          1,566                  --                1,566
PIMCO VIT Total Return Portfolio-Administrative Class                       57,993                  (1)              57,992
Pioneer Fund VCT Portfolio-Class I                                          32,207                  --               32,207
Pioneer Growth Opportunities VCT Portfolio-Class I                           6,164                   1                6,165
Putnam VT Diversified Income Fund-Class IB                                  34,771                  --               34,771
Putnam VT Growth and Income Fund-Class IB                                  232,255                  --              232,255
Putnam VT International Growth and Income Fund-Class IB                     86,381                  --               86,381
UIF Equity Growth Portfolio-Class I                                        123,193                  --              123,193
UIF High Yield Portfolio-Class I                                             1,628                  (1)               1,627
VALIC Company I-International Equities Fund                                 48,259                  (1)              48,258
VALIC Company I-Mid Cap Index Fund                                         100,548                  --              100,548
VALIC Company I-Money Market I Fund                                        465,972                  --              465,972
VALIC Company I-Nasdaq-100 Index Fund                                        3,328                  --                3,328
VALIC Company I-Science & Technology Fund                                   12,510                  --               12,510
VALIC Company I-Small Cap Index Fund                                         8,221                  (1)               8,220
VALIC Company I-Stock Index Fund                                           137,259                  --              137,259
Van Kampen LIT Growth and Income Portfolio-Class I                           7,418                  --                7,418
Vanguard VIF High Yield Bond Portfolio                                       3,483                  (1)               3,482
Vanguard VIF REIT Index Portfolio                                           89,264                  --               89,264


                            See accompanying notes.

                                  USL VL-R-2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

                                   A           B          A+B=C         D            E             F           C+D+E+F
                               --------- -------------- ---------- ----------- ------------- -------------- -------------
                                                                                             Net change in    Increase
                                         Mortality and                 Net                     unrealized    (decrease)
                               Dividends  expense risk     Net      realized   Capital gain   appreciation  in net assets
                                 from         and       investment gain (loss) distributions (depreciation)   resulting
                                mutual   administrative   income       on       from mutual        of           from
Divisions                        funds      charges       (loss)   investments     funds      investments    operations
---------                      --------- -------------- ---------- ----------- ------------- -------------- -------------
AIM V.I. Core Equity            $   669     $  (582)     $    87     $    58      $    --       $  9,894       $10,039
  Fund-Series I
AIM V.I. International Growth       524        (341)         183         768           --         10,621        11,572
  Fund-Series I
AIM V.I. Premier Equity           1,169        (269)         900         991           --          3,746         5,637
  Fund-Series I
Alger American MidCap Growth         --          --           --          (3)           8             (4)            1
  Portfolio-Class O Shares
American Century VP Value           526        (325)         201       2,676        3,317          1,588         7,782
  Fund-Class I
Credit Suisse Small Cap Core         --        (161)        (161)        475           --          1,494         1,808
  I Portfolio
Dreyfus IP MidCap Stock              33         (67)         (34)        168        1,409           (928)          615
  Portfolio-Initial shares
Dreyfus VIF Developing              222        (422)        (200)        132        4,595         (2,833)        1,694
  Leaders Portfolio-Initial
  shares
Dreyfus VIF Quality Bond            925        (150)         775        (325)          --            230           680
  Portfolio-Initial shares
Fidelity VIP Asset Manager           19          (6)          13           1           --             54            68
  Portfolio-Service Class 2
Fidelity VIP Contrafund           2,587      (1,863)         724      11,937       22,385         (8,997)       26,049
  Portfolio-Service Class 2
Fidelity VIP Equity-Income        2,170        (544)       1,626         288        8,997          1,973        12,884
  Portfolio-Service Class 2
Fidelity VIP Growth                 170        (816)        (646)      1,672           --          5,570         6,596
  Portfolio-Service Class 2
Fidelity VIP Mid Cap                 --          (6)          (6)          3            3             43            43
  Portfolio-Service Class 2
Franklin Templeton-Franklin           6         (24)         (18)         11           34            857           884
  Small Cap Value Securities
  Fund - Class 2
Franklin Templeton-Franklin         101         (13)          88         (13)          --             (1)           74
  U.S. Government Fund-Class 2
Franklin Templeton-Mutual            73      (1,379)      (1,306)        958          187         48,432        48,271
  Shares Securities
  Fund-Class 2
Franklin Templeton-Templeton        405        (256)         149       2,732           --          3,955         6,836
  Foreign Securities
  Fund-Class 2
Janus Aspen Series                  620        (231)         389       5,365           --          6,663        12,417
  International Growth
  Portfolio-Service Shares
Janus Aspen Series Mid Cap           --         (12)         (12)        237           --            (32)          193
  Growth Portfolio-Service
  Shares
Janus Aspen Series Worldwide      1,129        (502)         627         183           --         10,363        11,173
  Growth Portfolio-Service
  Shares
JPMorgan Mid Cap Value                3          (3)          --          13           11             24            48
  Portfolio
JPMorgan Small Company               --        (194)        (194)        531          701          2,419         3,457
  Portfolio
MFS VIT Capital Opportunities        10         (17)          (7)        126           --            176           295
  Series- Initial Class
MFS VIT Emerging Growth              --      (1,175)      (1,175)     (4,661)          --         17,372        11,536
  Series-Initial Class
MFS VIT New Discovery                --         (13)         (13)        147           33             35           202
  Series-Initial Class
MFS VIT Research                    614        (936)        (322)      1,228           --         11,190        12,096
  Series-Initial Class
Neuberger Berman AMT Mid-Cap         --        (161)        (161)        608           --          2,257         2,704
  Growth Portfolio-Class I
Oppenheimer Global Securities         3         (18)         (15)          7           16            406           414
  Fund/VA- Non-Service Shares
PIMCO VIT Real Return               842        (148)         694         331          522         (1,565)          (18)
  Portfolio- Administrative
  Class
PIMCO VIT Short-Term                 44          (7)          37          (1)          --             (1)           35
  Portfolio- Administrative
  Class
PIMCO VIT Total Return            2,457        (415)       2,042         (77)         311           (560)        1,716
  Portfolio- Administrative
  Class
Pioneer Fund VCT                    408        (229)         179       1,535           --          3,046         4,760
  Portfolio-Class I
Pioneer Growth Opportunities         --         (52)         (52)        279           --             42           269
  VCT Portfolio-Class I
Putnam VT Diversified Income      1,653        (239)       1,414         (17)          --            405         1,802
  Fund-Class IB
Putnam VT Growth and Income       3,437      (1,679)       1,758       2,020        5,353         22,532        31,663
  Fund- Class IB
Putnam VT International             882        (570)         312       5,815           --         12,167        18,294
  Growth and Income
  Fund-Class IB
UIF Equity Growth                    --        (888)        (888)       (992)          --          6,409         4,529
  Portfolio-Class I
UIF High Yield                      129         (12)         117           6           --              3           126
  Portfolio-Class I
VALIC Company I-International       705        (328)         377         528        2,670          5,276         8,851
  Equities Fund
VALIC Company I-Mid Cap Index       476        (708)        (232)      3,284        6,626         (1,419)        8,259
  Fund
VALIC Company I-Money Market     20,317      (3,348)      16,969          --           --             --        16,969
  I Fund
VALIC Company I-Nasdaq-100            3         (19)         (16)         34           --            140           158
  Index Fund
VALIC Company I-Science &            --         (91)         (91)        (42)          --            722           589
  Technology Fund
VALIC Company I-Small Cap            29         (53)         (24)         20          389            529           914
  Index Fund
VALIC Company I-Stock Index       1,116      (3,478)      (2,362)     56,785        4,320        (18,937)       39,806
  Fund
Van Kampen LIT Growth and            85         (53)          32         302          469            210         1,013
  Income Portfolio-Class I
Vanguard VIF High Yield Bond        470         (31)         439        (116)          --            (34)          289
  Portfolio
Vanguard VIF REIT Index           1,613        (586)       1,027       4,678        5,107         12,103        22,915
  Portfolio


                            See accompanying notes.

                                  USL VL-R-3

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2006 and 2005

                                                             Divisions
                                     ---------------------------------------------------------
                                                     AIM V.I.      AIM V.I.     Alger American
                                     AIM V.I. Core International    Premier         MidCap
                                     Equity Fund - Growth Fund - Equity Fund - Growth Portfolio
                                       Series I      Series I      Series I    - Class O Shares
                                     ------------- ------------- ------------- ----------------
For the Year Ended December 31,
  2006

OPERATIONS:
   Net investment income (loss)        $     87       $   183      $     900         $ --
   Net realized gain (loss) on
     investments                             58           768            991           (3)
   Capital gain distributions from
     mutual funds                            --            --             --            8
   Net change in unrealized
     appreciation (depreciation)
     of investments                       9,894        10,621          3,746           (4)
                                       --------       -------      ---------         ----
Increase (decrease) in net assets
  resulting from operations              10,039        11,572          5,637            1
                                       --------       -------      ---------         ----

PRINCIPAL TRANSACTIONS:
   Net premiums                           8,002         9,894          4,752          114
   Net transfers from (to) other
     Divisions or fixed rate option     113,006         5,228       (113,010)          --
   Cost of insurance and other
     charges                             (5,268)       (5,996)        (2,550)         (44)
   Administrative charges                  (216)         (274)          (127)          (4)
   Policy loans                              (4)           --              2           --
   Withdrawals                             (457)       (1,218)            --           --
                                       --------       -------      ---------         ----
Increase (decrease) in net assets
  resulting from principal
  transactions                          115,063         7,634       (110,933)          66
                                       --------       -------      ---------         ----
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                125,102        19,206       (105,296)          67

NET ASSETS:
   Beginning of year                         --        37,325        105,296           13
                                       --------       -------      ---------         ----
   End of year                         $125,102       $56,531      $      --         $ 80
                                       ========       =======      =========         ====
For the Year Ended December 31,
  2005

OPERATIONS:
   Net investment income (loss)        $     --       $    (9)     $      81         $ --
   Net realized gain (loss) on
     investments                             --          (363)        (7,219)          --
   Capital gain distributions from
     mutual funds                            --            --             --            2
   Net change in unrealized
     appreciation (depreciation)
     of investments                          --         5,721         12,473            1
                                       --------       -------      ---------         ----
Increase (decrease) in net assets
  resulting from operations                  --         5,349          5,335            3
                                       --------       -------      ---------         ----

PRINCIPAL TRANSACTIONS:
   Net premiums                              --         8,549         15,966           --
   Net transfers from (to) other
     Divisions or fixed rate option          --            55        (12,241)          46
   Cost of insurance and other
     charges                                 --        (4,680)        (8,210)         (36)
   Administrative charges                    --          (218)          (414)          --
   Policy loans                              --            --             (1)          --
   Withdrawals                               --            --             --           --
                                       --------       -------      ---------         ----
Increase (decrease) in net assets
  resulting from principal
  transactions                               --         3,706         (4,900)          10
                                       --------       -------      ---------         ----
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     --         9,055            435           13

NET ASSETS:
   Beginning of year                         --        28,270        104,861           --
                                       --------       -------      ---------         ----
   End of year                         $     --       $37,325      $ 105,296         $ 13
                                       ========       =======      =========         ====

                            See accompanying notes.

                                  USL VL-R-4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                     Divisions
                                      ---------------------------------------
                                                          Dreyfus    Dreyfus
                                                Credit      IP         VIF
                                      American  Suisse    MidCap   Developing
                                      Century    Small     Stock     Leaders
                                      VP Value    Cap    Portfolio Portfolio -
                                       Fund -   Core I   - Initial   Initial
                                      Class I  Portfolio  shares     shares
                                      -------- --------- --------- -----------
 For the Year Ended December 31,
   2006

 OPERATIONS:
    Net investment income (loss)      $   201   $  (161)  $   (34)  $   (200)
    Net realized gain (loss) on
      investments                       2,676       475       168        132
    Capital gain distributions from
      mutual funds                      3,317        --     1,409      4,595
    Net change in unrealized
      appreciation (depreciation)
      of investments                    1,588     1,494      (928)    (2,833)
                                      -------   -------   -------   --------
 Increase (decrease) in net assets
   resulting from operations            7,782     1,808       615      1,694
                                      -------   -------   -------   --------

 PRINCIPAL TRANSACTIONS:
    Net premiums                        7,081     4,464     6,094      6,787
    Net transfers from (to) other
      Divisions or fixed rate option    7,558     6,979        30          5
    Cost of insurance and other
      charges                          (7,707)   (1,571)   (3,870)    (5,160)
    Administrative charges               (247)     (120)     (180)      (170)
    Policy loans                           (2)       --        --         (1)
    Withdrawals                        (7,868)     (762)     (610)    (1,218)
                                      -------   -------   -------   --------
 Increase (decrease) in net assets
   resulting from principal
   transactions                        (1,185)    8,990     1,464        243
                                      -------   -------   -------   --------
 TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               6,597    10,798     2,079      1,937

 NET ASSETS:
    Beginning of year                  45,605    17,143     8,048     55,901
                                      -------   -------   -------   --------
    End of year                       $52,202   $27,941   $10,127   $ 57,838
                                      =======   =======   =======   ========
 For the Year Ended December 31,
   2005

 OPERATIONS:
    Net investment income (loss)      $    40   $  (115)  $   (46)  $   (437)
    Net realized gain (loss) on
      investments                         454        --       322      1,012
    Capital gain distributions from
      mutual funds                      4,191        --        22         --
    Net change in unrealized
      appreciation (depreciation)
      of investments                   (2,944)     (370)      290      2,431
                                      -------   -------   -------   --------
 Increase (decrease) in net assets
   resulting from operations            1,741      (485)      588      3,006
                                      -------   -------   -------   --------

 PRINCIPAL TRANSACTIONS:

    Net premiums                        4,526     4,800     5,437      7,300
    Net transfers from (to) other
      Divisions or fixed rate option    3,849        43       360    (10,869)
    Cost of insurance and other
      charges                          (6,846)   (1,284)   (3,165)    (5,210)
    Administrative charges               (120)     (129)     (137)      (182)
    Policy loans                           (2)       --        --         (1)
    Withdrawals                            --        --        --         --
                                      -------   -------   -------   --------
 Increase (decrease) in net assets
   resulting from principal
   transactions                         1,407     3,430     2,495     (8,962)
                                      -------   -------   -------   --------
 TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               3,148     2,945     3,083     (5,956)

 NET ASSETS:
    Beginning of year                  42,457    14,198     4,965     61,857
                                      -------   -------   -------   --------
    End of year                       $45,605   $17,143   $ 8,048   $ 55,901
                                      =======   =======   =======   ========

                            See accompanying notes.

                                  USL VL-R-5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                               Divisions
                                     -------------------------------------------------------------
                                      Dreyfus VIF    Fidelity VIP    Fidelity VIP    Fidelity VIP
                                      Quality Bond   Asset Manager    Contrafund     Equity-Income
                                      Portfolio -     Portfolio -     Portfolio -     Portfolio -
                                     Initial shares Service Class 2 Service Class 2 Service Class 2
                                     -------------- --------------- --------------- ---------------
For the Year Ended December 31,
  2006

OPERATIONS:
   Net investment income (loss)         $   775         $   13         $    724         $ 1,626
   Net realized gain (loss) on
     investments                           (325)             1           11,937             288
   Capital gain distributions from
     mutual funds                            --             --           22,385           8,997
   Net change in unrealized
     appreciation (depreciation)
     of investments                         230             54           (8,997)          1,973
                                        -------         ------         --------         -------
Increase (decrease) in net assets
  resulting from operations                 680             68           26,049          12,884
                                        -------         ------         --------         -------

PRINCIPAL TRANSACTIONS:
   Net premiums                             475            977           41,787           8,093
   Net transfers from (to) other
     Divisions or fixed rate option          --             16            1,498              19
   Cost of insurance and other
     charges                             (3,239)          (362)         (23,091)         (8,007)
   Administrative charges                   (12)           (49)          (1,181)           (225)
   Policy loans                            (148)            --               (2)             --
   Withdrawals                           (5,335)            --          (10,091)             --
                                        -------         ------         --------         -------
Increase (decrease) in net assets
  resulting from principal
  transactions                           (8,259)           582            8,920            (120)
                                        -------         ------         --------         -------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 (7,579)           650           34,969          12,764

NET ASSETS:
   Beginning of year                     26,247            712          245,554          67,922
                                        -------         ------         --------         -------
   End of year                          $18,668         $1,362         $280,523         $80,686
                                        =======         ======         ========         =======
For the Year Ended December 31,
  2005

OPERATIONS:
   Net investment income (loss)         $   704         $    6         $ (1,226)        $   450
   Net realized gain (loss) on
     investments                            (91)             1            5,266             231
   Capital gain distributions from
     mutual funds                            --             --               33           2,317
   Net change in unrealized
     appreciation (depreciation)
     of investments                        (208)            16           26,034             106
                                        -------         ------         --------         -------
Increase (decrease) in net assets
  resulting from operations                 405             23           30,107           3,104
                                        -------         ------         --------         -------

PRINCIPAL TRANSACTIONS:
   Net premiums                           2,488            647           34,519           7,647
   Net transfers from (to) other
     Divisions or fixed rate option       4,939             (3)          22,094              63
   Cost of insurance and other
     charges                             (3,464)          (243)         (17,884)         (8,007)
   Administrative charges                   (62)           (18)            (865)           (200)
   Policy loans                            (261)            --               (2)             --
   Withdrawals                               --             --               --              --
                                        -------         ------         --------         -------
Increase (decrease) in net assets
  resulting from principal
  transactions                            3,640            383           37,862            (497)
                                        -------         ------         --------         -------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  4,045            406           67,969           2,607

NET ASSETS:
   Beginning of year                     22,202            306          177,585          65,315
                                        -------         ------         --------         -------
   End of year                          $26,247         $  712         $245,554         $67,922
                                        =======         ======         ========         =======

                            See accompanying notes.

                                  USL VL-R-6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                Divisions
                                     --------------------------------------------------------------
                                                                        Franklin
                                                                       Templeton -      Franklin
                                      Fidelity VIP    Fidelity VIP   Franklin Small    Templeton -
                                         Growth          Mid Cap        Cap Value     Franklin U.S.
                                       Portfolio -     Portfolio -   Securities Fund Government Fund
                                     Service Class 2 Service Class 2    - Class 2       - Class 2
                                     --------------- --------------- --------------- ---------------
For the Year Ended December 31,
  2006

OPERATIONS:
   Net investment income (loss)         $   (646)        $   (6)         $  (18)         $   88
   Net realized gain (loss) on
     investments                           1,672              3              11             (13)
   Capital gain distributions from
     mutual funds                             --              3              34              --
   Net change in unrealized
     appreciation (depreciation)
     of investments                        5,570             43             857              (1)
                                        --------         ------          ------          ------
Increase (decrease) in net assets
  resulting from operations                6,596             43             884              74
                                        --------         ------          ------          ------

PRINCIPAL TRANSACTIONS:
   Net premiums                           12,923          2,033           1,490             224
   Net transfers from (to) other
     Divisions or fixed rate option       12,546             20           6,778           1,860
   Cost of insurance and other
     charges                              (8,816)          (689)           (630)           (753)
   Administrative charges                   (332)          (101)            (61)             (6)
   Policy loans                               --             --              --              --
   Withdrawals                                --             --              --              --
                                        --------         ------          ------          ------
Increase (decrease) in net assets
  resulting from principal
  transactions                            16,321          1,263           7,577           1,325
                                        --------         ------          ------          ------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  22,917          1,306           8,461           1,399

NET ASSETS:
   Beginning of year                      97,815             22             189             470
                                        --------         ------          ------          ------
   End of year                          $120,732         $1,328          $8,650          $1,869
                                        ========         ======          ======          ======

For the Year Ended December 31,
  2005

OPERATIONS:
   Net investment income (loss)         $   (444)        $   --          $   --          $   18
   Net realized gain (loss) on
     investments                           4,724              1               1              (1)
   Capital gain distributions from
     mutual funds                             --             --              --              --
   Net change in unrealized
     appreciation (depreciation)
     of investments                         (276)             3              (1)             (9)
                                        --------         ------          ------          ------
Increase (decrease) in net assets
  resulting from operations                4,004              4              --               8
                                        --------         ------          ------          ------

PRINCIPAL TRANSACTIONS:
   Net premiums                           13,627             --              --             181
   Net transfers from (to) other
     Divisions or fixed rate option      (17,169)            28             226              40
   Cost of insurance and other
     charges                              (9,093)           (10)            (37)            (84)
   Administrative charges                   (341)            --              --              (5)
   Policy loans                               --             --              --              --
   Withdrawals                                --             --              --              --
                                        --------         ------          ------          ------
Increase (decrease) in net assets
  resulting from principal
  transactions                           (12,976)            18             189             132
                                        --------         ------          ------          ------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  (8,972)            22             189             140

NET ASSETS:
   Beginning of year                     106,787             --              --             330
                                        --------         ------          ------          ------
   End of year                          $ 97,815         $   22          $  189          $  470
                                        ========         ======          ======          ======

                            See accompanying notes.

                                  USL VL-R-7

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                       Divisions
                                     --------------------------------------------
                                                                           Janus
                                                 Franklin                  Aspen
                                      Franklin  Templeton   Janus Aspen   Series
                                     Templeton      -         Series        Mid
                                      - Mutual  Templeton  International    Cap
                                       Shares    Foreign      Growth      Growth
                                     Securities Securities  Portfolio -  Portfolio
                                       Fund -     Fund -      Service    - Service
                                      Class 2    Class 2      Shares      Shares
                                     ---------- ---------- ------------- ---------
For the Year Ended December 31,
  2006

OPERATIONS:
   Net investment income (loss)       $ (1,306)  $   149      $   389     $  (12)
   Net realized gain (loss) on
     investments                           958     2,732        5,365        237
   Capital gain distributions from
     mutual funds                          187        --           --         --
   Net change in unrealized
     appreciation (depreciation)
     of investments                     48,432     3,955        6,663        (32)
                                      --------   -------      -------     ------
Increase (decrease) in net assets
  resulting from operations             48,271     6,836       12,417        193
                                      --------   -------      -------     ------

PRINCIPAL TRANSACTIONS:
   Net premiums                          2,584     9,268        6,810         86
   Net transfers from (to) other
     Divisions or fixed rate option    516,684     6,739           (7)        (9)
   Cost of insurance and other
     charges                            (5,927)   (3,955)      (2,696)      (665)
   Administrative charges                  (66)     (252)        (217)        (2)
   Policy loans                             --        --           --         (1)
   Withdrawals                              --    (3,565)      (9,702)        --
                                      --------   -------      -------     ------
Increase (decrease) in net assets
  resulting from principal
  transactions                         513,275     8,235       (5,812)      (591)
                                      --------   -------      -------     ------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                               561,546    15,071        6,605       (398)

NET ASSETS:
   Beginning of year                     4,774    27,922       31,770      1,795
                                      --------   -------      -------     ------
   End of year                        $566,320   $42,993      $38,375     $1,397
                                      ========   =======      =======     ======
For the Year Ended December 31,
  2005

OPERATIONS:
   Net investment income (loss)       $      6   $    13      $    85     $  (14)
   Net realized gain (loss) on
     investments                           363       867          611        126
   Capital gain distributions from
     mutual funds                           14        --           --         --
   Net change in unrealized
     appreciation (depreciation)
     of investments                         25     1,586        6,387         79
                                      --------   -------      -------     ------
Increase (decrease) in net assets
  resulting from operations                408     2,466        7,083        191
                                      --------   -------      -------     ------

PRINCIPAL TRANSACTIONS:
   Net premiums                          2,470     7,803        5,248         86
   Net transfers from (to) other
     Divisions or fixed rate option         46     9,317        7,355         (3)
   Cost of insurance and other
     charges                            (1,520)   (2,994)      (2,187)      (603)
   Administrative charges                  (62)     (196)        (131)        (2)
   Policy loans                             --        --           --         (1)
   Withdrawals                              --        --           --         --
                                      --------   -------      -------     ------
Increase (decrease) in net assets
  resulting from principal
  transactions                             934    13,930       10,285       (523)
                                      --------   -------      -------     ------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 1,342    16,396       17,368       (332)

NET ASSETS:
   Beginning of year                     3,432    11,526       14,402      2,127
                                      --------   -------      -------     ------
   End of year                        $  4,774   $27,922      $31,770     $1,795
                                      ========   =======      =======     ======

                            See accompanying notes.

                                  USL VL-R-8

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                            Divisions
                               -------------------------------------------------------------------
                                 Janus Aspen                                       MFS VIT Capital
                               Series Worldwide                                     Opportunities
                               Growth Portfolio JPMorgan Mid Cap  JPMorgan Small   Series - Initial
                               - Service Shares Value Portfolio  Company Portfolio      Class
                               ---------------- ---------------- ----------------- ----------------
For the Year Ended
  December 31, 2006

OPERATIONS:
   Net investment income
     (loss)                        $   627           $  --            $  (194)         $    (7)
   Net realized gain (loss)
     on investments                    183              13                531              126
   Capital gain distributions
     from mutual funds                  --              11                701               --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                    10,363              24              2,419              176
                                   -------           -----            -------          -------
Increase (decrease) in net
  assets resulting from
  operations                        11,173              48              3,457              295
                                   -------           -----            -------          -------

PRINCIPAL TRANSACTIONS:
   Net premiums                     11,036              26             10,397            2,234
   Net transfers from (to)
     other Divisions or fixed
     rate option                        (2)            197                  4               (4)
   Cost of insurance and
     other charges                  (4,101)           (294)            (4,935)          (1,729)
   Administrative charges             (276)             (1)              (304)             (56)
   Policy loans                         --              --                 (2)              (1)
   Withdrawals                          --              --                 --               --
                                   -------           -----            -------          -------
Increase (decrease) in net
  assets resulting from
  principal transactions             6,657             (72)             5,160              444
                                   -------           -----            -------          -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        17,830             (24)             8,617              739

NET ASSETS:
   Beginning of year                64,445             286             21,775            1,965
                                   -------           -----            -------          -------
   End of year                     $82,275           $ 262            $30,392          $ 2,704
                                   =======           =====            =======          =======
For the Year Ended
  December 31, 2005

OPERATIONS:
   Net investment income
     (loss)                        $   285           $  --            $  (139)         $    (1)
   Net realized gain (loss)
     on investments                   (195)             --                642              118
   Capital gain distributions
     from mutual funds                  --              --              2,213               --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                     2,840              (1)            (2,169)             (88)
                                   -------           -----            -------          -------
Increase (decrease) in net
  assets resulting from
  operations                         2,930              (1)               547               29
                                   -------           -----            -------          -------
PRINCIPAL TRANSACTIONS:
   Net premiums                     11,036              --              9,169            2,234
   Net transfers from (to)
     other Divisions or fixed
     rate option                        (4)            297                 11                1
   Cost of insurance and
     other charges                  (4,016)            (10)            (4,193)          (1,694)
   Administrative charges             (276)             --               (238)             (56)
   Policy loans                         --              --                 (2)              (1)
   Withdrawals                          --              --                 --               --
                                   -------           -----            -------          -------
Increase (decrease) in net
  assets resulting from
  principal transactions             6,740             287              4,747              484
                                   -------           -----            -------          -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         9,670             286              5,294              513

NET ASSETS:
   Beginning of year                54,775              --             16,481            1,452
                                   -------           -----            -------          -------
   End of year                     $64,445           $ 286            $21,775          $ 1,965
                                   =======           =====            =======          =======

                            See accompanying notes.

                                  USL VL-R-9

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                       Divisions
                                         --------------------------------------------------------------------
                                                            MFS VIT New                      Neuberger Berman
                                         MFS VIT Emerging    Discovery     MFS VIT Research    AMT Mid-Cap
                                         Growth Series -  Series - Initial Series - Initial Growth Portfolio -
                                          Initial Class        Class            Class            Class I
                                         ---------------- ---------------- ---------------- ------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)              $ (1,175)         $  (13)         $   (322)         $  (161)
   Net realized gain (loss) on
     investments                               (4,661)            147             1,228              608
   Capital gain distributions from
     mutual funds                                  --              33                --               --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               17,372              35            11,190            2,257
                                             --------          ------          --------          -------
Increase (decrease) in net assets
  resulting from operations                    11,536             202            12,096            2,704
                                             --------          ------          --------          -------

PRINCIPAL TRANSACTIONS:
   Net premiums                                22,907             310            23,338            2,097
   Net transfers from (to) other
     Divisions or fixed rate option               325             (11)               (4)             (36)
   Cost of insurance and other charges        (12,131)           (516)           (6,649)          (1,874)
   Administrative charges                        (586)             (8)             (583)             (52)
   Policy loans                                   109              --                --               --
   Withdrawals                                 (4,644)             --                --               --
                                             --------          ------          --------          -------
Increase (decrease) in net assets
  resulting from principal transactions         5,980            (225)           16,102              135
                                             --------          ------          --------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS        17,516             (23)           28,198            2,839

NET ASSETS:
   Beginning of year                          154,686           1,738           121,683           19,759
                                             --------          ------          --------          -------
   End of year                               $172,202          $1,715          $149,881          $22,598
                                             ========          ======          ========          =======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)              $ (1,014)         $  (13)         $   (291)         $  (116)
   Net realized gain (loss) on
     investments                               (5,741)            111               679              183
   Capital gain distributions from
     mutual funds                                  --              --                --               --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               18,559             (21)            6,967            1,983
                                             --------          ------          --------          -------
Increase (decrease) in net assets
  resulting from operations                    11,804              77             7,355            2,050
                                             --------          ------          --------          -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                26,280             267            23,338              580
   Net transfers from (to) other
     Divisions or fixed rate option              (800)             37                (7)           3,271
   Cost of insurance and other charges        (11,979)           (546)           (6,430)            (786)
   Administrative charges                        (666)             (7)             (583)             (15)
   Policy loans                                  (472)             --                --               --
   Withdrawals                                     --              --                --               --
                                             --------          ------          --------          -------
Increase (decrease) in net assets
  resulting from principal transactions        12,363            (249)           16,318            3,050
                                             --------          ------          --------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS        24,167            (172)           23,673            5,100
NET ASSETS:
   Beginning of year                          130,519           1,910            98,010           14,659
                                             --------          ------          --------          -------
   End of year                               $154,686          $1,738          $121,683          $19,759
                                             ========          ======          ========          =======

                            See accompanying notes.

                                  USL VL-R-10

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                            Divisions
                                     -------------------------------------------------------
                                     Oppenheimer
                                       Global      PIMCO VIT      PIMCO VIT      PIMCO VIT
                                     Securities   Real Return     Short-Term    Total Return
                                      Fund/VA -   Portfolio -    Portfolio -    Portfolio -
                                     Non-Service Administrative Administrative Administrative
                                       Shares        Class          Class          Class
                                     ----------- -------------- -------------- --------------
For the Year Ended December 31,
  2006

OPERATIONS:
   Net investment income (loss)        $   (15)     $   694         $   37        $  2,042
   Net realized gain (loss) on
     investments                             7          331             (1)            (77)
   Capital gain distributions from
     mutual funds                           16          522             --             311
   Net change in unrealized
     appreciation (depreciation)
     of investments                        406       (1,565)            (1)           (560)
                                       -------      -------         ------        --------
Increase (decrease) in net assets
  resulting from operations                414          (18)            35           1,716
                                       -------      -------         ------        --------

PRINCIPAL TRANSACTIONS:
   Net premiums                          4,782        2,350          1,551          13,932
   Net transfers from (to) other
     Divisions or fixed rate option        548           --             11           2,480
   Cost of insurance and other
     charges                            (1,283)      (2,166)          (821)        (11,337)
   Administrative charges                 (194)         (65)           (71)           (377)
   Policy loans                             --           --             --              (3)
   Withdrawals                              --       (1,214)            --            (610)
                                       -------      -------         ------        --------
Increase (decrease) in net assets
  resulting from principal
  transactions                           3,853       (1,095)           670           4,085
                                       -------      -------         ------        --------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 4,267       (1,113)           705           5,801

NET ASSETS:
   Beginning of year                       282       20,616            861          52,191
                                       -------      -------         ------        --------
   End of year                         $ 4,549      $19,503         $1,566        $ 57,992
                                       =======      =======         ======        ========
For the Year Ended December 31,
  2005

OPERATIONS:
   Net investment income (loss)        $    --      $   351         $   11        $  1,344
   Net realized gain (loss) on
     investments                             2          112             --             124
   Capital gain distributions from
     mutual funds                           --          226             --             832
   Net change in unrealized
     appreciation (depreciation)
     of investments                          1         (452)            (2)         (1,478)
                                       -------      -------         ------        --------
Increase (decrease) in net assets
  resulting from operations                  3          237              9             822
                                       -------      -------         ------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                             --          486            517          13,258
   Net transfers from (to) other
     Divisions or fixed rate option        315        4,205            436             289
   Cost of insurance and other
     charges                               (36)        (928)          (371)         (9,485)
   Administrative charges                   --          (13)           (21)           (332)
   Policy loans                             --           --             --              (3)
   Withdrawals                              --           --             --              --
                                       -------      -------         ------        --------
Increase (decrease) in net assets
  resulting from principal
  transactions                             279        3,750            561           3,727
                                       -------      -------         ------        --------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   282        3,987            570           4,549
NET ASSETS:
   Beginning of year                        --       16,629            291          47,642
                                       -------      -------         ------        --------
   End of year                         $   282      $20,616         $  861        $ 52,191
                                       =======      =======         ======        ========

                            See accompanying notes.

                                  USL VL-R-11

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                Divisions
                               ---------------------------------------------------------------------------
                                                     Pioneer Growth        Putnam VT      Putnam VT Growth
                                Pioneer Fund VCT    Opportunities VCT  Diversified Income and Income Fund -
                               Portfolio - Class I Portfolio - Class I  Fund - Class IB       Class IB
                               ------------------- ------------------- ------------------ -----------------
For the Year Ended
  December 31, 2006

OPERATIONS:
   Net investment income
     (loss)                         $    179             $   (52)           $ 1,414           $  1,758
   Net realized gain (loss)
     on investments                    1,535                 279                (17)             2,020
   Capital gain distributions
     from mutual funds                    --                  --                 --              5,353
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       3,046                  42                405             22,532
                                    --------             -------            -------           --------
Increase (decrease) in net
  assets resulting from
  operations                           4,760                 269              1,802             31,663
                                    --------             -------            -------           --------

PRINCIPAL TRANSACTIONS:
   Net premiums                        8,485                 823              8,217             10,039
   Net transfers from (to)
     other Divisions or fixed
     rate option                          (3)                  3                 --                  6
   Cost of insurance and
     other charges                   (12,119)             (3,040)            (4,631)           (32,594)
   Administrative charges               (212)                (21)              (205)              (251)
   Policy loans                           --                  (1)               459               (166)
   Withdrawals                            --                  --                 --                 --
                                    --------             -------            -------           --------
Increase (decrease) in net
  assets resulting from
  principal transactions              (3,849)             (2,236)             3,840            (22,966)
                                    --------             -------            -------           --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                             911              (1,967)             5,642              8,697

NET ASSETS:
   Beginning of year                  31,296               8,132             29,129            223,558
                                    --------             -------            -------           --------
   End of year                      $ 32,207             $ 6,165            $34,771           $232,255
                                    ========             =======            =======           ========
For the Year Ended
  December 31, 2005

OPERATIONS:
   Net investment income
     (loss)                         $    179             $   (95)           $ 1,571           $  1,875
   Net realized gain (loss)
     on investments                      333                 477                881                 91
   Capital gain distributions
     from mutual funds                    --                  --                 --                 --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       1,007                 455             (1,803)             7,948
                                    --------             -------            -------           --------
Increase (decrease) in net
  assets resulting from
  operations                           1,519                 837                649              9,914
                                    --------             -------            -------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums                        8,485               2,168              8,017             11,912
   Net transfers from (to)
     other Divisions or fixed
     rate option                          (1)             (3,443)               (15)            (3,879)
   Cost of insurance and
     other charges                   (11,374)             (4,511)            (4,327)           (30,514)
   Administrative charges               (212)                (54)              (200)              (298)
   Policy loans                           --                  (1)            (6,927)              (988)
   Withdrawals                            --                  --                 --                 --
                                    --------             -------            -------           --------
Increase (decrease) in net
  assets resulting from
  principal transactions              (3,102)             (5,841)            (3,452)           (23,767)
                                    --------             -------            -------           --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (1,583)             (5,004)            (2,803)           (13,853)
NET ASSETS:
   Beginning of year                  32,879              13,136             31,932            237,411
                                    --------             -------            -------           --------
   End of year                      $ 31,296             $ 8,132            $29,129           $223,558
                                    ========             =======            =======           ========

                            See accompanying notes.

                                  USL VL-R-12

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                            Divisions
                                                                        ------------------------------------------------
                                                                          Putnam VT
                                                                        International     UIF        UIF        VALIC
                                                                         Growth and     Equity      High     Company I -
                                                                           Income       Growth      Yield   International
                                                                        Fund - Class  Portfolio - Portfolio   Equities
                                                                             IB         Class I   - Class I     Fund
                                                                        ------------- ----------- --------- -------------
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $    312     $   (888)   $  117      $   377
   Net realized gain (loss) on investments                                   5,815         (992)        6          528
   Capital gain distributions from mutual funds                                 --           --        --        2,670
   Net change in unrealized appreciation (depreciation) of investments      12,167        6,409         3        5,276
                                                                          --------     --------    ------      -------
Increase (decrease) in net assets resulting from operations                 18,294        4,529       126        8,851
                                                                          --------     --------    ------      -------

PRINCIPAL TRANSACTIONS:
   Net premiums                                                             11,818       17,309       240        2,258
   Net transfers from (to) other Divisions or fixed rate option                  7           (2)       --           (8)
   Cost of insurance and other charges                                     (13,901)     (19,803)     (139)      (3,387)
   Administrative charges                                                     (302)        (433)       (6)         (56)
   Policy loans                                                                 (2)          --        --           --
   Withdrawals                                                                  --           --      (305)          --
                                                                          --------     --------    ------      -------
Increase (decrease) in net assets resulting from principal transactions     (2,380)      (2,929)     (210)      (1,193)
                                                                          --------     --------    ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     15,914        1,600       (84)       7,658

NET ASSETS:
   Beginning of year                                                        70,467      121,593     1,711       40,600
                                                                          --------     --------    ------      -------
   End of year                                                            $ 86,381     $123,193    $1,627      $48,258
                                                                          ========     ========    ======      =======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                           $     79     $   (288)   $  105      $   376
   Net realized gain (loss) on investments                                   4,193       (4,986)       --          173
   Capital gain distributions from mutual funds                                 --           --        --           --
   Net change in unrealized appreciation (depreciation) of investments       4,010       21,029       (97)       5,115
                                                                          --------     --------    ------      -------
Increase (decrease) in net assets resulting from operations                  8,282       15,755         8        5,664
                                                                          --------     --------    ------      -------

PRINCIPAL TRANSACTIONS:
   Net premiums                                                             12,426       16,566       470        2,258
   Net transfers from (to) other Divisions or fixed rate option             (5,845)           4        --           (1)
   Cost of insurance and other charges                                     (13,222)     (19,152)     (133)      (3,232)
   Administrative charges                                                     (315)        (414)      (12)         (56)
   Policy loans                                                                 (2)          --        --           --
   Withdrawals                                                                  --           --        --           --
                                                                          --------     --------    ------      -------
Increase (decrease) in net assets resulting from principal transactions     (6,958)      (2,996)      325       (1,031)
                                                                          --------     --------    ------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,324       12,759       333        4,633
NET ASSETS:
   Beginning of year                                                        69,143      108,834     1,378       35,967
                                                                          --------     --------    ------      -------
   End of year                                                            $ 70,467     $121,593    $1,711      $40,600
                                                                          ========     ========    ======      =======

                            See accompanying notes.

                                  USL VL-R-13

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                    Divisions
                                                     ----------------------------------------------------------------------
                                                     VALIC Company I - VALIC Company I - VALIC Company I - VALIC Company I -
                                                       Mid Cap Index    Money Market I   Nasdaq-100 Index      Science &
                                                           Fund              Fund              Fund         Technology Fund
                                                     ----------------- ----------------- ----------------- -----------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                          $   (232)         $ 16,969           $   (16)          $   (91)
   Net realized gain (loss) on investments                  3,284                --                34               (42)
   Capital gain distributions from mutual funds             6,626                --                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                         (1,419)               --               140               722
                                                         --------          --------           -------           -------
Increase (decrease) in net assets resulting from
  operations                                                8,259            16,969               158               589
                                                         --------          --------           -------           -------

PRINCIPAL TRANSACTIONS:
   Net premiums                                            13,674           122,065             2,599               181
   Net transfers from (to) other Divisions or fixed
     rate option                                            4,335           (74,318)                5                 1
   Cost of insurance and other charges                     (7,503)          (15,084)           (1,406)             (730)
   Administrative charges                                    (338)           (2,949)             (119)               (5)
   Policy loans                                                --                (2)               (2)               (2)
   Withdrawals                                             (9,412)             (504)               --                --
                                                         --------          --------           -------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                      756            29,208             1,077              (555)
                                                         --------          --------           -------           -------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                                    9,015            46,177             1,235                34

NET ASSETS:
   Beginning of year                                       91,533           419,795             2,093            12,476
                                                         --------          --------           -------           -------
   End of year                                           $100,548          $465,972           $ 3,328           $12,510
                                                         ========          ========           =======           =======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $    236          $  7,945           $   (10)          $   (88)
   Net realized gain (loss) on investments                  3,312                --                16               (82)
   Capital gain distributions from mutual funds             3,411                --                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                          3,086                --                16               485
                                                         --------          --------           -------           -------
Increase (decrease) in net assets resulting from
  operations                                               10,045             7,945                22               315
                                                         --------          --------           -------           -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            14,991            84,160               923               967
   Net transfers from (to) other Divisions or fixed
     rate option                                          (11,217)           (7,517)              271                (3)
   Cost of insurance and other charges                     (7,433)          (16,156)             (731)             (750)
   Administrative charges                                    (389)           (2,346)              (37)              (24)
   Policy loans                                                --                (2)               (2)               (2)
   Withdrawals                                                 --                --                --                --
                                                         --------          --------           -------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                   (4,048)           58,139               424               188
                                                         --------          --------           -------           -------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                                    5,997            66,084               446               503
NET ASSETS:
   Beginning of year                                       85,536           353,711             1,647            11,973
                                                         --------          --------           -------           -------
   End of year                                           $ 91,533          $419,795           $ 2,093           $12,476
                                                         ========          ========           =======           =======

                            See accompanying notes.

                                  USL VL-R-14

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                         Divisions
                                                           ---------------------------------------------------------------------
                                                                                                Van Kampen LIT
                                                           VALIC Company I -                      Growth and    Vanguard VIF High
                                                            Small Cap Index  VALIC Company I - Income Portfolio    Yield Bond
                                                                 Fund        Stock Index Fund     - Class I         Portfolio
                                                           ----------------- ----------------- ---------------- -----------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                 $  (24)          $  (2,362)        $    32           $   439
   Net realized gain (loss) on investments                          20              56,785             302              (116)
   Capital gain distributions from mutual funds                    389               4,320             469                --
   Net change in unrealized appreciation
     (depreciation) of investments                                 529             (18,937)            210               (34)
                                                                ------           ---------         -------           -------
Increase (decrease) in net assets resulting from
  operations                                                       914              39,806           1,013               289
                                                                ------           ---------         -------           -------

PRINCIPAL TRANSACTIONS:
   Net premiums                                                    905              18,325           1,535               525
   Net transfers from (to) other Divisions or fixed rate
     option                                                      2,890            (506,586)             (5)            1,079
   Cost of insurance and other charges                            (357)            (17,438)         (2,168)           (2,334)
   Administrative charges                                          (19)               (459)            (46)              (14)
   Policy loans                                                     --                  --              52                (3)
   Withdrawals                                                      --             (11,902)             --              (353)
                                                                ------           ---------         -------           -------
Increase (decrease) in net assets resulting from principal
  transactions                                                   3,419            (518,060)           (632)           (1,100)
                                                                ------           ---------         -------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          4,333            (478,254)            381              (811)

NET ASSETS:
   Beginning of year                                             3,887             615,513           7,037             4,293
                                                                ------           ---------         -------           -------
   End of year                                                  $8,220           $ 137,259         $ 7,418           $ 3,482
                                                                ======           =========         =======           =======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                 $    7           $   4,486         $    29           $   367
   Net realized gain (loss) on investments                          11              (7,335)            438                11
   Capital gain distributions from mutual funds                    118              12,679             188                --
   Net change in unrealized appreciation
     (depreciation) of investments                                 (21)             12,525               3              (299)
                                                                ------           ---------         -------           -------
Increase (decrease) in net assets resulting from
  operations                                                       115              22,355             658                79
                                                                ------           ---------         -------           -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    593              17,937             744             1,453
   Net transfers from (to) other Divisions or fixed rate
     option                                                        179               7,804             499                35
   Cost of insurance and other charges                            (164)            (20,958)         (1,690)           (2,106)
   Administrative charges                                          (29)               (477)            (19)              (36)
   Policy loans                                                     --                  --            (952)               (3)
   Withdrawals                                                      --              (3,520)             --                --
                                                                ------           ---------         -------           -------
Increase (decrease) in net assets resulting from principal
  transactions                                                     579                 786          (1,418)             (657)
                                                                ------           ---------         -------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            694              23,141            (760)             (578)
NET ASSETS:
   Beginning of year                                             3,193             592,372           7,797             4,871
                                                                ------           ---------         -------           -------
   End of year                                                  $3,887           $ 615,513         $ 7,037           $ 4,293
                                                                ======           =========         =======           =======

                            See accompanying notes.

                                 USL VL-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                         Divisions
                                                                        ------------
                                                                        Vanguard VIF
                                                                         REIT Index
                                                                         Portfolio
                                                                        ------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                           $ 1,027
   Net realized gain (loss) on investments                                  4,678
   Capital gain distributions from mutual funds                             5,107
   Net change in unrealized appreciation (depreciation) of investments     12,103
                                                                          -------
Increase (decrease) in net assets resulting from operations                22,915
                                                                          -------

PRINCIPAL TRANSACTIONS:
   Net premiums                                                             3,880
   Net transfers from (to) other Divisions or fixed rate option             2,904
   Cost of insurance and other charges                                     (3,969)
   Administrative charges                                                    (108)
   Policy loans                                                                --
   Withdrawals                                                             (9,557)
                                                                          -------
Increase (decrease) in net assets resulting from principal transactions    (6,850)
                                                                          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    16,065

NET ASSETS:
   Beginning of year                                                       73,199
                                                                          -------
   End of year                                                            $89,264
                                                                          =======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                           $ 1,203
   Net realized gain (loss) on investments                                    538
   Capital gain distributions from mutual funds                             3,698
   Net change in unrealized appreciation (depreciation) of investments        914
                                                                          -------
Increase (decrease) in net assets resulting from operations                 6,353
                                                                          -------

PRINCIPAL TRANSACTIONS:
   Net premiums                                                             4,576
   Net transfers from (to) other Divisions or fixed rate option             7,706
   Cost of insurance and other charges                                     (3,554)
   Administrative charges                                                    (114)
   Policy loans                                                                --
   Withdrawals                                                                 --
                                                                          -------
Increase (decrease) in net assets resulting from principal transactions     8,614
                                                                          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    14,967

NET ASSETS:
   Beginning of year                                                       58,232
                                                                          -------
   End of year                                                            $73,199
                                                                          =======

                            See accompanying notes.

                                  USL VL-R-16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate Account: Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor Survivor II. Of the products listed, Platinum Investor and Platinum Investor Survivor are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

AIM Variable Insurance Funds ("AIM V.I."):
   AIM V.I. Core Equity Fund - Series I (2)
   AIM V.I. International Growth Fund - Series I
   AIM V.I. Premier Equity Fund - Series I (2)

The Alger American Fund:
   Alger American Leveraged AllCap Portfolio - Class O Shares (1)
   Alger American MidCap Growth Portfolio - Class O Shares

American Century Variable Portfolios, Inc. ("American Century VP"):
   American Century VP Value Fund - Class I

Credit Suisse Trust ("Credit Suisse"):
   Credit Suisse Small Cap Core I Portfolio (12)

Dreyfus Investment Portfolios ("Dreyfus IP"):
   Dreyfus IP MidCap Stock Portfolio - Initial shares (3)

Dreyfus Variable Investment Fund ("Dreyfus VIF"):
   Dreyfus VIF Developing Leaders Portfolio - Initial shares (3)
   Dreyfus VIF Quality Bond Portfolio - Initial shares (3)

Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
   Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2 Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Growth Portfolio - Service Class 2
   Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton"):
   Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Franklin Templeton - Templeton Foreign Securities Fund - Class 2

Janus Aspen Series:
   Janus Aspen Series International Growth Portfolio - Service Shares Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Janus Aspen Series Worldwide Growth Portfolio - Service Shares (5)

J.P. Morgan Series Trust II ("JPMorgan"):
   JPMorgan Mid Cap Value Portfolio (6)
   JPMorgan Small Company Portfolio

MFS(R) Variable Insurance Trust/SM/ ("MFS(R) VIT"):
   MFS(R) VIT Capital Opportunities Series - Initial Class (7)
   MFS(R) VIT Emerging Growth Series - Initial Class (7)
   MFS(R) VIT New Discovery Series - Initial Class
   MFS(R) VIT Research Series - Initial Class

Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"):
   Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I

Oppenheimer Variable Account Funds ("Oppenheimer"):
   Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
   Oppenheimer Global Securities Fund/VA - Non-Service Shares

PIMCO Variable Insurance Trust ("PIMCO VIT"):
   PIMCO VIT CommodityRealReturn Strategy Portfolio -
   Administrative Class (1) (8)
   PIMCO VIT Real Return Portfolio - Administrative Class
   PIMCO VIT Short-Term Portfolio - Administrative Class
   PIMCO VIT Total Return Portfolio - Administrative Class

Pioneer Variable Contracts Trust ("Pioneer"):
   Pioneer Fund VCT Portfolio - Class I
   Pioneer Growth Opportunities VCT Portfolio - Class I
   Pioneer Mid Cap Value VCT Portfolio--Class I (1) (9)

Putnam Variable Trust ("Putnam VT"):
   Putnam VT Diversified Income Fund - Class IB
   Putnam VT Growth and Income Fund - Class IB (10)
   Putnam VT International Growth and Income Fund - Class IB

SunAmerica Series Trust ("SunAmerica"):
   SunAmerica - Aggressive Growth Portfolio - Class 1 (1)
   SunAmerica - SunAmerica Balanced Portfolio - Class 1 (1)

The Universal Institutional Funds, Inc. ("UIF"):
   UIF Equity Growth Portfolio - Class I (11)
   UIF High Yield Portfolio - Class I (11)

                                  USL VL-R-17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

        VALIC Company I:
           VALIC Company I - International Equities Fund
           VALIC Company I - Mid Cap Index Fund
        VALIC Company I - Money Market I Fund
           VALIC Company I - Nasdaq-100 Index Fund
           VALIC Company I - Science & Technology Fund
           VALIC Company I - Small Cap Index Fund
           VALIC Company I - Stock Index Fund
        Van Kampen Life Investment Trust ("Van Kampen LIT"):
           Van Kampen LIT Growth and Income Portfolio - Class I
        Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
           Vanguard(R) VIF High Yield Bond Portfolio
           Vanguard(R) VIF REIT Index Portfolio

--------
(1)Division had no activity.
(2)Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I. AIM V.I. Core Equity Fund - Series I is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.
(3)Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial shares, Dreyfus VIF Developing Leaders Portfolio - Initial shares and Dreyfus VIF Quality Bond Portfolio - Initial shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.
(4)Effective May 1, 2006, Fidelity VIP Freedom 2020 Portfolio - Service Class 2, Fidelity VIP Freedom 2025 Portfolio - Service Class 2 and Fidelity VIP Freedom 2030 Portfolio - Service Class 2 became available as investment options.
(5)Effective May 1, 2006, Janus Aspen Series Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.
(6)Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later and is not available for new investments in existing policies.
(7)Effective May 1, 2006, MFS VIT Capital Opportunities Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.
(8)Effective May 1, 2006, PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class became available as an investment option.
(9)Effective May 1, 2006, Pioneer Mid Cap Value VCT Portfolio - Class 1 became available as an investment option.
(10)Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.
(11)Effective May 1, 2006, UIF Equity Growth Portfolio - Class I and UIF High Yield Portfolio - Class I are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.
(12)Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Companys general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Companys other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

                                  USL VL-R-18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Changes in presentation - Certain items have been reclassified to conform to the current period's presentation.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. Also, an additional premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account, and used to primarily pay Company distribution expenses and to a lesser extent administrative expenses, other taxes, licenses and fees related to the policy.

          Policies                      Current Premium Expense Charge
          --------                      ------------------------------
          Platinum Investor VUL                     2.50%
          Platinum Investor PLUS VUL                5.00%
          Platinum Investor Survivor II             5.00%

                                  USL VL-R-19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by policy follows:

                              Mortality and
                               Expense Risk
                                   and
                              Administrative
                                 Charges                                                 Second Reduction in Mortality and
                                 Current     First Reduction in Mortality and Expense Expense Risk and Administrative Charges
Policies                       Annual Rate     Risk and Administrative Charges Rate                    Rate
--------                      -------------- ---------------------------------------- ---------------------------------------
Platinum Investor VUL              0.75%           0.25% after 10th policy year            0.25% after 20th policy year
Platinum Investor PLUS VUL         0.70%           0.25% after 10th policy year            0.35% after 20th policy year
Platinum Investor Survivor II      0.75%           0.25% after 15th policy year            0.35% after 30th policy year

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative charges are included with cost of insurance and the monthly expense charges are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. On a partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transaction.

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  USL VL-R-20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D-Security Purchases and Sales

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from the sales of investments were

                                                              Cost of   Proceeds
Divisions                                                    Purchases from Sales
---------                                                    --------- ----------
AIM V.I. Core Equity Fund-Series I                           $119,351   $  4,200
AIM V.I. International Growth Fund-Series I                    11,541      3,724
AIM V.I. Premier Equity Fund-Series I                           4,694    114,727
Alger American MidCap Growth Portfolio-Class O Shares             106         33
American Century VP Value Fund-Class I                         14,781     12,449
Credit Suisse Small Cap Core I Portfolio                        9,889      1,060
Dreyfus IP MidCap Stock Portfolio-Initial shares                6,710      3,872
Dreyfus VIF Developing Leaders Portfolio-Initial shares         7,810      3,171
Dreyfus VIF Quality Bond Portfolio-Initial shares               1,022      8,507
Fidelity VIP Asset Manager Portfolio-Service Class 2              648         51
Fidelity VIP Contrafund Portfolio-Service Class 2              64,352     32,324
Fidelity VIP Equity-Income Portfolio-Service Class 2           13,404      2,902
Fidelity VIP Growth Portfolio-Service Class 2                  20,770      5,095
Fidelity VIP Mid Cap Portfolio-Service Class 2                  1,294         35
Franklin Templeton-Franklin Small Cap Value Securities
  Fund-Class 2                                                  7,840        247
Franklin Templeton-Franklin U.S. Government Fund-Class 2        2,083        671
Franklin Templeton-Mutual Shares Securities Fund-Class 2      519,209      7,052
Franklin Templeton-Templeton Foreign Securities Fund-Class 2   16,483      8,096
Janus Aspen Series International Growth Portfolio-Service
  Shares                                                        6,874     12,297
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares         82        685
Janus Aspen Series Worldwide Growth Portfolio-Service Shares   11,511      4,225
JPMorgan Mid Cap Value Portfolio                                  183        245
JPMorgan Small Company Portfolio                                9,441      3,775
MFS VIT Capital Opportunities Series-Initial Class              2,187      1,750
MFS VIT Emerging Growth Series-Initial Class                   18,067     13,262
MFS VIT New Discovery Series-Initial Class                        282        487
MFS VIT Research Series-Initial Class                          23,363      7,583
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I           1,881      1,906
Oppenheimer Global Securities Fund/VA-Non-Service Shares        4,773        918
PIMCO VIT Real Return Portfolio-Administrative Class            3,401      3,280
PIMCO VIT Short-Term Portfolio-Administrative Class               997        290
PIMCO VIT Total Return Portfolio-Administrative Class          13,544      7,105
Pioneer Fund VCT Portfolio-Class I                              8,674     12,343
Pioneer Growth Opportunities VCT Portfolio-Class I                688      2,976
Putnam VT Diversified Income Fund-Class IB                      8,040      2,787
Putnam VT Growth and Income Fund-Class IB                      15,968     31,823
Putnam VT International Growth and Income Fund-Class IB        11,339     13,408
UIF Equity Growth Portfolio-Class I                            15,076     18,893
UIF High Yield Portfolio-Class I                                  273        366
VALIC Company I-International Equities Fund                     3,375      1,520
VALIC Company I-Mid Cap Index Fund                             22,176     15,026
VALIC Company I-Money Market I Fund                           136,954     90,777
VALIC Company I-Nasdaq-100 Index Fund                           1,821        761
VALIC Company I-Science & Technology Fund                         171        818
VALIC Company I-Small Cap Index Fund                            3,895        111
VALIC Company I-Stock Index Fund                               28,683    544,787
Van Kampen LIT Growth and Income Portfolio-Class I              1,578      1,710
Vanguard VIF High Yield Bond Portfolio                          3,342      4,002
Vanguard VIF REIT Index Portfolio                              10,979     11,696

                                  USL VL-R-21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E-Investments

The following is a summary of fund shares owned as of December 31, 2006.

                                                                            Net Asset  Value of
                                                                            Value Per Shares at    Cost of
Divisions                                                           Shares    Share   Fair Value Shares Held
---------                                                           ------- --------- ---------- -----------
AIM V.I. Core Equity Fund-Series I                                    4,596  $27.22    $125,102   $115,209
AIM V.I. International Growth Fund-Series I                           1,921   29.43      56,530     36,524
Alger American MidCap Growth Portfolio-Class O Shares                     4   20.75          80         83
American Century VP Value Fund-Class I                                5,973    8.74      52,202     42,664
Credit Suisse Small Cap Core I Portfolio                              1,791   15.60      27,940     23,852
Dreyfus IP MidCap Stock Portfolio-Initial shares                        582   17.39      10,126     10,312
Dreyfus VIF Developing Leaders Portfolio-Initial shares               1,376   42.03      57,838     51,328
Dreyfus VIF Quality Bond Portfolio-Initial shares                     1,662   11.23      18,667     19,002
Fidelity VIP Asset Manager Portfolio-Service Class 2                     88   15.47       1,363      1,278
Fidelity VIP Contrafund Portfolio-Service Class 2                     9,017   31.11     280,523    230,548
Fidelity VIP Equity-Income Portfolio-Service Class 2                  3,119   25.87      80,686     61,279
Fidelity VIP Growth Portfolio-Service Class 2                         3,409   35.42     120,732     94,660
Fidelity VIP Mid Cap Portfolio-Service Class 2                           39   34.25       1,328      1,281
Franklin Templeton-Franklin Small Cap Value Securities Fund-Class 2     460   18.79       8,650      7,795
Franklin Templeton-Franklin U.S. Government Fund-Class 2                149   12.52       1,869      1,880
Franklin Templeton-Mutual Shares Securities Fund-Class 2             27,666   20.47     566,320    517,355
Franklin Templeton-Templeton Foreign Securities Fund-Class 2          2,297   18.72      42,994     34,763
Janus Aspen Series International Growth Portfolio-Service Shares        758   50.61      38,375     22,450
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares               43   32.19       1,397        900
Janus Aspen Series Worldwide Growth Portfolio-Service Shares          2,554   32.21      82,276     64,374
JPMorgan Mid Cap Value Portfolio                                          8   31.56         262        239
JPMorgan Small Company Portfolio                                      1,706   17.82      30,392     27,067
MFS VIT Capital Opportunities Series-Initial Class                      174   15.51       2,704      2,468
MFS VIT Emerging Growth Series-Initial Class                          8,343   20.64     172,202    145,634
MFS VIT New Discovery Series-Initial Class                               98   17.42       1,716      1,278
MFS VIT Research Series-Initial Class                                 8,308   18.04     149,881    115,917
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I                   972   23.26      22,598     15,282
Oppenheimer Global Securities Fund/VA-Non-Service Shares                124   36.79       4,549      4,143
PIMCO VIT Real Return Portfolio-Administrative Class                  1,635   11.93      19,504     20,343
PIMCO VIT Short-Term Portfolio-Administrative Class                     156   10.04       1,566      1,569
PIMCO VIT Total Return Portfolio-Administrative Class                 5,730   10.12      57,993     59,056
Pioneer Fund VCT Portfolio-Class I                                    1,299   24.80      32,207     27,436
Pioneer Growth Opportunities VCT Portfolio-Class I                      230   26.79       6,164      5,303
Putnam VT Diversified Income Fund-Class IB                            3,960    8.78      34,771     34,059
Putnam VT Growth and Income Fund-Class IB                             7,911   29.36     232,255    196,710
Putnam VT International Growth and Income Fund-Class IB               4,497   19.21      86,381     54,796
UIF Equity Growth Portfolio-Class I                                   7,475   16.48     123,193    100,910
UIF High Yield Portfolio-Class I                                        120   13.56       1,628      1,649
VALIC Company I-International Equities Fund                           4,672   10.33      48,259     25,777
VALIC Company I-Mid Cap Index Fund                                    4,319   23.28     100,548     84,653
VALIC Company I-Money Market I Fund                                 465,972    1.00     465,972    465,972
VALIC Company I-Nasdaq-100 Index Fund                                   685    4.86       3,328      3,041
VALIC Company I-Science & Technology Fund                             1,002   12.49      12,510     10,405
VALIC Company I-Small Cap Index Fund                                    457   17.99       8,221      7,433
VALIC Company I-Stock Index Fund                                      3,745   36.65     137,259    121,062
Van Kampen LIT Growth and Income Portfolio-Class I                      337   22.00       7,418      5,928
Vanguard VIF High Yield Bond Portfolio                                  404    8.63       3,483      3,448
Vanguard VIF REIT Index Portfolio                                     3,573   24.98      89,264     56,737

                                  USL VL-R-22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F-Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2006.

                                                                                 Accumulation    Net
                                                                    Accumulation    Units      Increase
Divisions                                                           Units Issued   Redeemed   (Decrease)
---------                                                           ------------ ------------ ----------
AIM V.I. Core Equity Fund-Series I
   Platinum Investor                                                   11,963         (542)     11,421
   Platinum Investor PLUS                                                 122          (25)         97
AIM V.I. International Growth Fund-Series I
   Platinum Investor                                                      589         (416)        173
   Platinum Investor PLUS                                                 384          (71)        313
AIM V.I. Premier Equity Fund-Series I
   Platinum Investor                                                      402      (10,465)    (10,063)
   Platinum Investor PLUS                                                  25          (60)        (35)
Alger American MidCap Growth Portfolio-Class O Shares
   Platinum Investor PLUS                                                   8           (3)          5
American Century VP Value Fund-Class I
   Platinum Investor                                                      226         (866)       (640)
   Platinum Investor PLUS                                                 799         (110)        689
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                      444         (222)        222
   Platinum Investor PLUS                                                 754          (39)        715
Dreyfus IP MidCap Stock Portfolio-Initial shares
   Platinum Investor                                                      352         (289)         63
   Platinum Investor PLUS                                                  82          (37)         45
Dreyfus VIF Developing Leaders Portfolio-Initial shares
   Platinum Investor                                                      450         (432)         18
Dreyfus VIF Quality Bond Portfolio-Initial shares
   Platinum Investor                                                       34         (639)       (605)
Fidelity VIP Asset Manager Portfolio-Service Class 2
   Platinum Investor                                                       --           (1)         (1)
   Platinum Investor PLUS                                                  82          (31)         51
Fidelity VIP Contrafund Portfolio-Service Class 2
   Platinum Investor                                                    2,541       (2,317)        224
   Platinum Investor PLUS                                                 573         (199)        374
Fidelity VIP Equity-Income Portfolio-Service Class 2
   Platinum Investor                                                      555         (614)        (59)
   Platinum Investor PLUS                                                  69          (26)         43
Fidelity VIP Growth Portfolio-Service Class 2
   Platinum Investor                                                    2,406       (1,144)      1,262
   Platinum Investor PLUS                                                 692          (45)        647
Fidelity VIP Mid Cap Portfolio-Service Class 2
   Platinum Investor PLUS                                                 116          (41)         75
Franklin Templeton-Franklin Small Cap Value Securities Fund-Class 2
   Platinum Investor PLUS                                                 543          (40)        503
Franklin Templeton-Franklin U.S. Government Fund-Class 2
   Platinum Investor                                                       16           (6)         10
   Platinum Investor PLUS                                                 183          (65)        118
Franklin Templeton-Mutual Shares Securities Fund-Class 2
   Platinum Investor                                                   36,146         (397)     35,749
   Platinum Investor PLUS                                                   8           (3)          5
Franklin Templeton-Templeton Foreign Securities Fund-Class 2
   Platinum Investor                                                      638         (458)        180
   Platinum Investor PLUS                                                 438          (53)        385

                                  USL VL-R-23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F-Summary of Changes in Units-Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                              Accumulation    Net
                                                                 Accumulation    Units      Increase
Divisions                                                        Units Issued   Redeemed   (Decrease)
---------                                                        ------------ ------------ ----------
Janus Aspen Series International Growth Portfolio-Service Shares
   Platinum Investor                                                  428        (1,059)       (631)
   Platinum Investor PLUS                                              92           (26)         66
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
   Platinum Investor                                                   14          (108)        (94)
Janus Aspen Series Worldwide Growth Portfolio-Service Shares
   Platinum Investor                                                1,437          (579)        858
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                              15           (20)         (5)
JPMorgan Small Company Portfolio
   Platinum Investor                                                  671          (334)        337
   Platinum Investor PLUS                                             112           (46)         66
MFS VIT Capital Opportunities Series-Initial Class
   Platinum Investor                                                  310          (247)         63
MFS VIT Emerging Growth Series-Initial Class
   Platinum Investor                                                1,906        (1,414)        492
   Platinum Investor PLUS                                              69           (25)         44
MFS VIT New Discovery Series-Initial Class
   Platinum Investor                                                   29           (55)        (26)
   Platinum Investor PLUS                                               3            (2)          1
MFS VIT Research Series-Initial Class
   Platinum Investor                                                2,681          (810)      1,871
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I
   Platinum Investor                                                  255          (243)         12
Oppenheimer Global Securities Fund/VA-Non-Service Shares
   Platinum Investor PLUS                                             330           (82)        248
PIMCO VIT Real Return Portfolio-Administrative Class
   Platinum Investor                                                  134          (212)        (78)
   Platinum Investor PLUS                                              22           (12)         10
PIMCO VIT Short-Term Portfolio-Administrative Class
   Platinum Investor                                                   18           (19)         (1)
   Platinum Investor PLUS                                             123           (58)         65
PIMCO VIT Total Return Portfolio-Administrative Class
   Platinum Investor                                                  928          (795)        133
   Platinum Investor PLUS                                             344          (127)        217
Pioneer Fund VCT Portfolio-Class I
   Platinum Investor                                                  731        (1,054)       (323)
Pioneer Growth Opportunities VCT Portfolio-Class I
   Platinum Investor                                                   72          (279)       (207)
Putnam VT Diversified Income Fund-Class IB
   Platinum Investor                                                  618          (336)        282
Putnam VT Growth and Income Fund-Class IB
   Platinum Investor                                                  774        (2,554)     (1,780)
Putnam VT International Growth and Income Fund-Class IB
   Platinum Investor                                                  696          (847)       (151)
   Platinum Investor PLUS                                              16            (6)         10
UIF Equity Growth Portfolio-Class I
   Platinum Investor                                                1,506        (1,707)       (201)
UIF High Yield Portfolio-Class I
   Platinum Investor                                                   21           (39)        (18)

                                  USL VL-R-24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F-Summary of Changes in Units-Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                Accumulation    Net
                                                   Accumulation    Units      Increase
Divisions                                          Units Issued   Redeemed   (Decrease)
---------                                          ------------ ------------ ----------
VALIC Company I-International Equities Fund
   Platinum Investor                                    166          (255)        (89)
VALIC Company I-Mid Cap Index Fund
   Platinum Investor                                    755          (755)         --
   Platinum Investor PLUS                                62           (20)         42
VALIC Company I-Money Market I Fund
   Platinum Investor                                  5,946        (3,559)      2,387
   Platinum Investor PLUS                             4,644        (4,572)         72
VALIC Company I-Nasdaq-100 Index Fund
   Platinum Investor                                     69           (96)        (27)
   Platinum Investor PLUS                               180           (80)        100
VALIC Company I-Science & Technology Fund
   Platinum Investor                                     42          (182)       (140)
VALIC Company I-Small Cap Index Fund
   Platinum Investor                                    193            (5)        188
   Platinum Investor PLUS                                62           (20)         42
VALIC Company I-Stock Index Fund
   Platinum Investor                                  1,271       (43,150)    (41,879)
   Platinum Investor PLUS                               163           (53)        110
Van Kampen LIT Growth and Income Portfolio-Class I
   Platinum Investor                                     68          (129)        (61)
   Platinum Investor PLUS                                42           (28)         14
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                     35          (171)       (136)
   Platinum Investor PLUS                                99           (35)         64
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                    226          (506)       (280)
   Platinum Investor PLUS                                32           (18)         14

                                  USL VL-R-25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F-Summary of Changes in Units-Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                                 Accumulation    Net
                                                                    Accumulation    Units      Increase
Divisions                                                           Units Issued   Redeemed   (Decrease)
---------                                                           ------------ ------------ ----------
AIM V.I. International Growth Fund-Series I
   Platinum Investor                                                     705          (393)        312
   Platinum Investor PLUS                                                 18            (7)         11
AIM V.I. Premier Equity Fund-Series I
   Platinum Investor                                                   1,525        (2,013)       (488)
   Platinum Investor PLUS                                                 55           (20)         35
Alger American MidCap Growth Portfolio-Class O Shares
   Platinum Investor PLUS                                                  4            (3)          1
American Century VP Value Fund-Class I
   Platinum Investor                                                     509          (436)         73
   Platinum Investor PLUS                                                 28           (13)         15
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                     528          (137)        391
   Platinum Investor PLUS                                                 49           (18)         31
Dreyfus IP MidCap Stock Portfolio-Initial shares
   Platinum Investor                                                     427          (253)        174
   Platinum Investor PLUS                                                 33            (3)         30
Dreyfus VIF Developing Leaders Portfolio-Initial shares
   Platinum Investor                                                     519        (1,139)       (620)
Dreyfus VIF Quality Bond Portfolio-Initial shares
   Platinum Investor                                                     523          (252)        271
Fidelity VIP Asset Manager Portfolio-Service Class 2
   Platinum Investor                                                      --            (1)         (1)
   Platinum Investor PLUS                                                 58           (22)         36
Fidelity VIP Contrafund Portfolio-Service Class 2
   Platinum Investor                                                   4,566        (1,506)      3,060
   Platinum Investor PLUS                                                109            (7)        102
Fidelity VIP Equity-Income Portfolio-Service Class 2
   Platinum Investor                                                     624          (700)        (76)
   Platinum Investor PLUS                                                 46           (17)         29
Fidelity VIP Growth Portfolio-Service Class 2
   Platinum Investor                                                   1,953        (3,986)     (2,033)
   Platinum Investor PLUS                                                 49            (9)         40
Fidelity VIP Mid Cap Portfolio-Service Class 2
   Platinum Investor PLUS                                                  2            (1)          1
Franklin Templeton-Franklin Small Cap Value Securities Fund-Class 2
   Platinum Investor PLUS                                                 16            (3)         13
Franklin Templeton-Franklin U.S. Government Fund-Class 2
   Platinum Investor                                                      15            (6)          9
   Platinum Investor PLUS                                                  3            (1)          2
Franklin Templeton-Mutual Shares Securities Fund-Class 2
   Platinum Investor                                                     194          (119)         75
   Platinum Investor PLUS                                                  4            (3)          1
Franklin Templeton-Templeton Foreign Securities Fund-Class 2
   Platinum Investor                                                   1,326          (228)      1,098
   Platinum Investor PLUS                                                 38            (7)         31
Janus Aspen Series International Growth Portfolio-Service Shares
   Platinum Investor                                                   1,493          (253)      1,240
   Platinum Investor PLUS                                                  9            (3)          6

                                  USL VL-R-26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F-Summary of Changes in Units-Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                          Accumulation    Net
                                                             Accumulation    Units      Increase
Divisions                                                    Units Issued   Redeemed   (Decrease)
---------                                                    ------------ ------------ ----------
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
   Platinum Investor                                               15          (112)        (97)
Janus Aspen Series Worldwide Growth Portfolio-Service Shares
   Platinum Investor                                            1,658          (622)      1,036
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                          22            (1)         21
JPMorgan Small Company Portfolio
   Platinum Investor                                              742          (355)        387
   Platinum Investor PLUS                                          37           (14)         23
MFS VIT Capital Opportunities Series-Initial Class
   Platinum Investor                                              333          (259)         74
MFS VIT Emerging Growth Series-Initial Class
   Platinum Investor                                            2,375        (1,236)      1,139
   Platinum Investor PLUS                                          42           (16)         26
MFS VIT New Discovery Series-Initial Class
   Platinum Investor                                               32           (65)        (33)
   Platinum Investor PLUS                                           4            (1)          3
MFS VIT Research Series-Initial Class
   Platinum Investor                                            2,940          (844)      2,096
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I
   Platinum Investor                                              562          (117)        445
Oppenheimer Global Securities Fund/VA-Non-Service Shares
   Platinum Investor PLUS                                          22            (3)         19
PIMCO VIT Real Return Portfolio-Administrative Class
   Platinum Investor                                              293           (60)        233
   Platinum Investor PLUS                                          16            (1)         15
PIMCO VIT Short-Term Portfolio-Administrative Class
   Platinum Investor                                               18           (17)          1
   Platinum Investor PLUS                                          72           (18)         54
PIMCO VIT Total Return Portfolio-Administrative Class
   Platinum Investor                                              982          (716)        266
   Platinum Investor PLUS                                          28            (7)         21
Pioneer Fund VCT Portfolio-Class I
   Platinum Investor                                              793        (1,104)       (311)
Pioneer Growth Opportunities VCT Portfolio-Class I
   Platinum Investor                                              221          (752)       (531)
Putnam VT Diversified Income Fund-Class IB
   Platinum Investor                                              582          (842)       (260)
Putnam VT Growth and Income Fund-Class IB
   Platinum Investor                                            1,005        (3,010)     (2,005)
Putnam VT International Growth and Income Fund-Class IB
   Platinum Investor                                              892        (1,440)       (548)
   Platinum Investor PLUS                                          18            (7)         11
UIF Equity Growth Portfolio-Class I
   Platinum Investor                                            1,549        (1,837)       (288)
UIF High Yield Portfolio-Class I
   Platinum Investor                                               41           (12)         29
VALIC Company I-International Equities Fund
   Platinum Investor                                              204          (299)        (95)

                                  USL VL-R-27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F-Summary of Changes in Units-Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                Accumulation    Net
                                                   Accumulation    Units      Increase
Divisions                                          Units Issued   Redeemed   (Decrease)
---------                                          ------------ ------------ ----------
VALIC Company I-Mid Cap Index Fund
   Platinum Investor                                    726          (931)      (205)
   Platinum Investor PLUS                                57            (9)        48
VALIC Company I-Money Market I Fund
   Platinum Investor                                  6,243        (1,239)     5,004
   Platinum Investor PLUS                               911          (911)        --
VALIC Company I-Nasdaq-100 Index Fund
   Platinum Investor                                     79          (111)       (32)
   Platinum Investor PLUS                                69           (19)        50
VALIC Company I-Science & Technology Fund
   Platinum Investor                                    244          (196)        48
VALIC Company I-Small Cap Index Fund
   Platinum Investor                                     --            (3)        (3)
   Platinum Investor PLUS                                58            (9)        49
VALIC Company I-Stock Index Fund
   Platinum Investor                                  2,072        (2,116)       (44)
   Platinum Investor PLUS                               123           (20)       103
Van Kampen LIT Growth and Income Portfolio-Class I
   Platinum Investor                                     60          (206)      (146)
   Platinum Investor PLUS                                38            (6)        32
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                    111          (165)       (54)
   Platinum Investor PLUS                                 3            (1)         2
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                    503          (158)       345
   Platinum Investor PLUS                                17            (2)        15

                                  USL VL-R-28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment Expense Total
                                                                    Unit                Income    Ratio  Return
Divisions                                                    Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                                    ------ ------ ---------- ---------- ------- ------
AIM V.I. Core Equity Fund-Series I
   Platinum Investor                                         11,421 $10.86  $124,046     1.07%    0.75%   8.61%
   Platinum Investor PLUS                                        97  10.86     1,056     1.02%    0.70%   8.65%
AIM V.I. International Growth Fund-Series I
   Platinum Investor                                          2,943  16.57    48,772     1.07%    0.75%  27.28%
   Platinum Investor PLUS                                       394  19.68     7,759     1.60%    0.70%  27.34%
AIM V.I. Premier Equity Fund-Series I
   Platinum Investor                                             --     --        --     2.22%    0.75%   5.31%
   Platinum Investor PLUS                                        --     --        --     2.86%    0.70%   5.33%
Alger American MidCap Growth Portfolio-Class O Shares
   Platinum Investor PLUS                                         6  14.10        80     0.00%    0.70%   9.37%
American Century VP Value Fund-Class I
   Platinum Investor                                          2,225  18.67    41,536     1.20%    0.75%  17.77%
   Platinum Investor PLUS                                       704  15.15    10,666     0.08%    0.70%  17.83%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor                                          2,148   8.22    17,645     0.00%    0.75%   3.99%
   Platinum Investor PLUS                                       888  11.60    10,296     0.00%    0.70%   4.04%
Dreyfus IP MidCap Stock Portfolio-Initial shares
   Platinum Investor                                            645  14.09     9,090     0.37%    0.75%   6.95%
   Platinum Investor PLUS                                        75  13.75     1,037     0.24%    0.70%   7.00%
Dreyfus VIF Developing Leaders Portfolio-Initial shares
   Platinum Investor                                          3,843  15.05    57,838     0.39%    0.75%   3.00%
Dreyfus VIF Quality Bond Portfolio-Initial shares
   Platinum Investor                                          1,331  14.03    18,668     4.12%    0.75%   3.46%
Fidelity VIP Asset Manager Portfolio-Service Class 2
   Platinum Investor                                             19  11.15       209     2.51%    0.75%   6.34%
   Platinum Investor PLUS                                        96  11.96     1,153     1.63%    0.70%   6.39%
Fidelity VIP Contrafund Portfolio-Service Class 2
   Platinum Investor                                         19,619  13.92   273,114     0.98%    0.75%  10.60%
   Platinum Investor PLUS                                       476  15.55     7,409     1.11%    0.70%  10.66%
Fidelity VIP Equity-Income Portfolio-Service Class 2
   Platinum Investor                                          5,571  13.90    77,431     2.92%    0.75%  19.04%
   Platinum Investor PLUS                                       214  15.21     3,255     2.90%    0.70%  19.09%
Fidelity VIP Growth Portfolio-Service Class 2
   Platinum Investor                                         14,950   7.52   112,486     0.16%    0.75%   5.78%
   Platinum Investor PLUS                                       687  12.00     8,246     0.02%    0.70%   5.83%
Fidelity VIP Mid Cap Portfolio-Service Class 2
   Platinum Investor PLUS                                        76  17.43     1,328     0.01%    0.70%  11.62%
Franklin Templeton-Franklin Small Cap Value Securities Fund-
  Class 2
   Platinum Investor PLUS                                       516  16.77     8,650     0.14%    0.70%  16.17%
Franklin Templeton-Franklin U.S. Government Fund-Class 2
   Platinum Investor                                             48  11.95       569     5.10%    0.75%   3.24%
   Platinum Investor PLUS                                       120  10.82     1,300    11.36%    0.70%   3.29%
Franklin Templeton-Mutual Shares Securities Fund-Class 2
   Platinum Investor                                         36,106  15.68   566,234     0.03%    0.75%  17.50%
   Platinum Investor PLUS                                         6  15.24        86     1.53%    0.70%  17.56%
Franklin Templeton-Templeton Foreign Securities Fund-Class 2
   Platinum Investor                                          2,206  16.36    36,094     1.21%    0.75%  20.54%
   Platinum Investor PLUS                                       416  16.59     6,899     0.52%    0.70%  20.60%

                                  USL VL-R-29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment Expense Total
                                                                        Unit                Income    Ratio  Return
Divisions                                                        Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                                        ------ ------ ---------- ---------- ------- ------
Janus Aspen Series International Growth Portfolio-Service Shares
   Platinum Investor                                              2,434 $15.04  $ 36,603     1.72%    0.75%  45.54%
   Platinum Investor PLUS                                            72  24.51     1,772     3.47%    0.70%  45.61%
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
   Platinum Investor                                                210   6.64     1,397     0.00%    0.75%  12.46%
Janus Aspen Series Worldwide Growth Portfolio-Service Shares
   Platinum Investor                                             10,327   7.97    82,275     1.54%    0.75%  17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                            16  15.95       262     0.99%    0.70%  16.03%
JPMorgan Small Company Portfolio
   Platinum Investor                                              2,003  13.37    26,773     0.00%    0.75%  14.15%
   Platinum Investor PLUS                                           230  15.70     3,619     0.00%    0.70%  14.21%
MFS VIT Capital Opportunities Series-Initial Class
   Platinum Investor                                                355   7.61     2,704     0.42%    0.75%  12.95%
MFS VIT Emerging Growth Series-Initial Class
   Platinum Investor                                             13,968  12.12   169,266     0.00%    0.75%   7.09%
   Platinum Investor PLUS                                           215  13.68     2,936     0.00%    0.70%   7.14%
MFS VIT New Discovery Series-Initial Class
   Platinum Investor                                                169   9.84     1,659     0.00%    0.75%  12.37%
   Platinum Investor PLUS                                             4  12.78        56     0.00%    0.70%  12.43%
MFS VIT Research Series-Initial Class
   Platinum Investor                                             17,042   8.79   149,881     0.45%    0.75%   9.65%
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I
   Platinum Investor                                              2,750   8.22    22,598     0.00%    0.75%  13.84%
Oppenheimer Global Securities Fund/VA-Non-Service Shares
   Platinum Investor PLUS                                           267  17.07     4,549     0.13%    0.70%  16.87%
PIMCO VIT Real Return Portfolio-Administrative Class
   Platinum Investor                                              1,245  15.45    19,229     4.22%    0.75%  -0.05%
   Platinum Investor PLUS                                            25  10.92       274     2.49%    0.70%   0.00%
PIMCO VIT Short-Term Portfolio-Administrative Class
   Platinum Investor                                                 26  11.67       302     4.18%    0.75%   3.50%
   Platinum Investor PLUS                                           119  10.62     1,264     3.45%    0.70%   3.55%
PIMCO VIT Total Return Portfolio-Administrative Class
   Platinum Investor                                              4,057  13.65    55,379     4.40%    0.75%   3.07%
   Platinum Investor PLUS                                           238  10.97     2,613     6.67%    0.70%   3.12%
Pioneer Fund VCT Portfolio-Class I
   Platinum Investor                                              2,583  12.47    32,207     1.28%    0.75%  15.76%
Pioneer Growth Opportunities VCT Portfolio-Class I
   Platinum Investor                                                540  11.41     6,165     0.00%    0.75%   4.81%
Putnam VT Diversified Income Fund-Class IB
   Platinum Investor                                              2,432  14.30    34,771     5.17%    0.75%   5.50%
Putnam VT Growth and Income Fund-Class IB
   Platinum Investor                                             16,582  14.01   232,255     1.51%    0.75%  15.05%
Putnam VT International Growth and Income Fund-Class IB
   Platinum Investor                                              4,592  18.44    84,675     1.13%    0.75%  26.28%
   Platinum Investor PLUS                                            91  18.81     1,706     1.10%    0.70%  26.34%
UIF Equity Growth Portfolio-Class I
   Platinum Investor                                             10,112  12.18   123,193     0.00%    0.75%   3.33%
UIF High Yield Portfolio-Class I
   Platinum Investor                                                135  12.04     1,627     7.75%    0.75%   7.81%


                                  USL VL-R-30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                            Investment Expense Total
                                                          Unit                Income    Ratio  Return
Divisions                                          Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                          ------ ------ ---------- ---------- ------- ------
VALIC Company I-International Equities Fund
   Platinum Investor                                3,230 $14.94  $ 48,258     1.59%    0.75%  22.14%
VALIC Company I-Mid Cap Index Fund
   Platinum Investor                                4,278  23.19    99,222     0.49%    0.75%   9.15%
   Platinum Investor PLUS                              90  14.77     1,326     0.63%    0.70%   9.21%
VALIC Company I-Money Market I Fund
   Platinum Investor                               37,905  12.27   465,210     4.57%    0.75%   3.84%
   Platinum Investor PLUS                              72  10.61       762    22.32%    0.70%   3.89%
VALIC Company I-Nasdaq-100 Index Fund
   Platinum Investor                                  281   5.16     1,450     0.08%    0.75%   5.86%
   Platinum Investor PLUS                             150  12.54     1,878     0.12%    0.70%   5.92%
VALIC Company I-Science & Technology Fund
   Platinum Investor                                2,940   4.26    12,510     0.00%    0.75%   5.06%
VALIC Company I-Small Cap Index Fund
   Platinum Investor                                  426  16.05     6,842     0.48%    0.75%  17.18%
   Platinum Investor PLUS                              91  15.18     1,378     0.48%    0.70%  17.24%
VALIC Company I-Stock Index Fund
   Platinum Investor                                9,875  13.60   134,259     0.29%    0.75%  14.55%
   Platinum Investor PLUS                             213  14.05     3,000     1.12%    0.70%  14.61%
Van Kampen LIT Growth and Income Portfolio-Class I
   Platinum Investor                                  446  15.03     6,705     1.19%    0.75%  15.37%
   Platinum Investor PLUS                              46  15.63       713     1.02%    0.70%  15.43%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                  192  13.99     2,688    11.27%    0.75%   7.46%
   Platinum Investor PLUS                              66  12.10       794    19.20%    0.70%   7.52%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                2,744  32.32    88,682     1.99%    0.75%  33.92%
   Platinum Investor PLUS                              29  20.02       582     1.52%    0.70%  33.99%

                                  USL VL-R-31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                          Investment Expense Total
                                                                        Unit                Income    Ratio  Return
Divisions                                                        Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                                        ------ ------ ---------- ---------- ------- ------
AIM V.I. International Growth Fund-Series I
   Platinum Investor                                              2,770 $13.02  $ 36,069     0.70%    0.75%  17.05%
   Platinum Investor PLUS                                            81  15.45     1,256     0.70%    0.70%  17.11%
AIM V.I. Premier Equity Fund-Series I
   Platinum Investor                                             10,063  10.42   104,880     0.83%    0.75%   4.87%
   Platinum Investor PLUS                                            35  11.78       416     1.48%    0.70%   4.92%
Alger American MidCap Growth Portfolio-Class O Shares
   Platinum Investor PLUS                                             1  12.89        13     0.00%    0.70%   9.06%
American Century VP Value Fund-Class I
   Platinum Investor                                              2,865  15.85    45,409     0.82%    0.75%   4.25%
   Platinum Investor PLUS                                            15  12.86       196     0.42%    0.70%   4.30%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                              1,926   7.90    15,216     0.00%    0.75%  -3.40%
   Platinum Investor PLUS                                           173  11.15     1,927     0.00%    0.70%  -3.36%
Dreyfus IP MidCap Stock Portfolio-Initial shares
   Platinum Investor                                                582  13.17     7,668     0.03%    0.75%   8.36%
   Platinum Investor PLUS                                            30  12.86       380     0.00%    0.70%   8.41%
Dreyfus VIF Developing Leaders Portfolio-Initial shares
   Platinum Investor                                              3,825  14.61    55,901     0.00%    0.75%   5.01%
Dreyfus VIF Quality Bond Portfolio-Initial shares
   Platinum Investor                                              1,936  13.56    26,247     3.66%    0.75%   1.71%
Fidelity VIP Asset Manager Portfolio-Service Class 2
   Platinum Investor                                                 20  10.48       206     2.53%    0.75%   3.01%
   Platinum Investor PLUS                                            45  11.24       506     1.06%    0.70%   3.06%
Fidelity VIP Contrafund Portfolio-Service Class 2
   Platinum Investor                                             19,395  12.59   244,116     0.11%    0.75%  15.78%
   Platinum Investor PLUS                                           102  14.05     1,438     0.00%    0.70%  15.84%
Fidelity VIP Equity-Income Portfolio-Service Class 2
   Platinum Investor                                              5,630  11.68    65,733     1.41%    0.75%   4.78%
   Platinum Investor PLUS                                           171  12.77     2,189     1.29%    0.70%   4.84%
Fidelity VIP Growth Portfolio-Service Class 2
   Platinum Investor                                             13,688   7.11    97,366     0.28%    0.75%   4.72%
   Platinum Investor PLUS                                            40  11.34       449     0.00%    0.70%   4.77%
Fidelity VIP Mid Cap Portfolio-Service Class 2
   Platinum Investor PLUS                                             1  15.62        22     0.00%    0.70%  17.19%
Franklin Templeton-Franklin Small Cap Value Securities Fund-
  Class 2
   Platinum Investor PLUS                                            13  14.44       189     0.29%    0.70%   8.01%
Franklin Templeton-Franklin U.S. Government Fund-Class 2
   Platinum Investor                                                 38  11.57       445     5.20%    0.75%   1.64%
   Platinum Investor PLUS                                             2  10.47        25     7.42%    0.70%   1.69%
Franklin Templeton-Mutual Shares Securities Fund-Class 2
   Platinum Investor                                                357  13.35     4,762     0.88%    0.75%   9.73%
   Platinum Investor PLUS                                             1  12.97        12     5.28%    0.70%   9.79%
Franklin Templeton-Templeton Foreign Securities Fund-Class 2
   Platinum Investor                                              2,026  13.58    27,499     0.79%    0.75%   9.35%
   Platinum Investor PLUS                                            31  13.75       423     0.46%    0.70%   9.40%
Janus Aspen Series International Growth Portfolio-Service Shares
   Platinum Investor                                              3,065  10.33    31,670     1.04%    0.75%  30.96%
   Platinum Investor PLUS                                             6  16.84       100     1.66%    0.70%  31.02%

                                  USL VL-R-32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                      Investment Expense Total
                                                                    Unit                Income    Ratio  Return
Divisions                                                    Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                                    ------ ------ ---------- ---------- ------- ------
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
   Platinum Investor                                            304 $ 5.90  $  1,795     0.00%    0.75%  11.19%
Janus Aspen Series Worldwide Growth Portfolio-Service Shares
   Platinum Investor                                          9,469   6.81    64,445     1.16%    0.75%   4.78%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                        21  13.75       286     0.02%    0.70%   8.45%
JPMorgan Small Company Portfolio
   Platinum Investor                                          1,666  11.71    19,514     0.00%    0.75%   2.65%
   Platinum Investor PLUS                                       164  13.75     2,261     0.00%    0.70%   2.70%
MFS VIT Capital Opportunities Series-Initial Class
   Platinum Investor                                            292   6.74     1,965     0.72%    0.75%   0.93%
MFS VIT Emerging Growth Series-Initial Class
   Platinum Investor                                         13,476  11.32   152,498     0.00%    0.75%   8.38%
   Platinum Investor PLUS                                       171  12.77     2,188     0.00%    0.70%   8.43%
MFS VIT New Discovery Series-Initial Class
   Platinum Investor                                            195   8.76     1,709     0.00%    0.75%   4.46%
   Platinum Investor PLUS                                         3  11.37        29     0.00%    0.70%   4.51%
MFS VIT Research Series-Initial Class
   Platinum Investor                                         15,171   8.02   121,683     0.42%    0.75%   7.00%
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I
   Platinum Investor                                          2,738   7.22    19,759     0.00%    0.75%  12.89%
Oppenheimer Global Securities Fund/VA-Non-Service Shares
   Platinum Investor PLUS                                        19  14.60       282     0.35%    0.70%  13.51%
PIMCO VIT Real Return Portfolio-Administrative Class
   Platinum Investor                                          1,323  15.46    20,453     2.57%    0.75%   1.33%
   Platinum Investor PLUS                                        15  10.92       163     1.59%    0.70%   1.38%
PIMCO VIT Short-Term Portfolio-Administrative Class
   Platinum Investor                                             27  11.27       305     2.68%    0.75%   1.74%
   Platinum Investor PLUS                                        54  10.26       556     2.12%    0.70%   1.79%
PIMCO VIT Total Return Portfolio-Administrative Class
   Platinum Investor                                          3,924  13.24    51,967     3.44%    0.75%   1.69%
   Platinum Investor PLUS                                        21  10.64       224     3.91%    0.70%   1.74%
Pioneer Fund VCT Portfolio-Class I
   Platinum Investor                                          2,906  10.77    31,296     1.27%    0.75%   5.38%
Pioneer Growth Opportunities VCT Portfolio-Class I
   Platinum Investor                                            747  10.89     8,132     0.00%    0.75%   5.89%
Putnam VT Diversified Income Fund-Class IB
   Platinum Investor                                          2,150  13.55    29,129     5.85%    0.75%   2.28%
Putnam VT Growth and Income Fund-Class IB
   Platinum Investor                                         18,362  12.17   223,558     1.56%    0.75%   4.44%
Putnam VT International Growth and Income Fund-Class IB
   Platinum Investor                                          4,743  14.60    69,256     0.82%    0.75%  13.25%
   Platinum Investor PLUS                                        81  14.89     1,211     0.77%    0.70%  13.31%
UIF Equity Growth Portfolio-Class I
   Platinum Investor                                         10,313  11.79   121,593     0.46%    0.75%  14.85%
UIF High Yield Portfolio-Class I
   Platinum Investor                                            153  11.17     1,711     7.53%    0.75%   0.30%
VALIC Company I-International Equities Fund
   Platinum Investor                                          3,319  12.23    40,600     1.70%    0.75%  16.11%

                                  USL VL-R-33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                            Investment Expense Total
                                                          Unit                Income    Ratio  Return
Divisions                                          Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                          ------ ------ ---------- ---------- ------- ------
VALIC Company I-Mid Cap Index Fund
   Platinum Investor                                4,278 $21.25  $ 90,890     1.01%    0.75%  11.36%
   Platinum Investor PLUS                              48  13.52       643     0.63%    0.70%  11.42%
VALIC Company I-Money Market I Fund
   Platinum Investor                               35,518  11.82   419,795     2.83%    0.75%   1.96%
   Platinum Investor PLUS                              --  10.21        --     0.00%    0.70%   2.01%
VALIC Company I-Nasdaq-100 Index Fund
   Platinum Investor                                  308   4.87     1,501     0.15%    0.75%   0.49%
   Platinum Investor PLUS                              50  11.84       592     0.06%    0.70%   0.54%
VALIC Company I-Science & Technology Fund
   Platinum Investor                                3,080   4.05    12,476     0.00%    0.75%   2.56%
VALIC Company I-Small Cap Index Fund
   Platinum Investor                                  238  13.70     3,257     0.92%    0.75%   3.49%
   Platinum Investor PLUS                              49  12.95       630     0.58%    0.70%   3.54%
VALIC Company I-Stock Index Fund
   Platinum Investor                               51,754  11.87   614,245     1.48%    0.75%   3.78%
   Platinum Investor PLUS                             103  12.26     1,268     0.98%    0.70%   3.83%
Van Kampen LIT Growth and Income Portfolio-Class I
   Platinum Investor                                  507  13.03     6,604     1.19%    0.75%   9.17%
   Platinum Investor PLUS                              32  13.54       433     0.24%    0.70%   9.22%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                  328  13.01     4,274     8.82%    0.75%   1.99%
   Platinum Investor PLUS                               2  11.25        19     0.00%    0.70%   2.04%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                3,024  24.13    72,970     2.55%    0.75%  11.00%
   Platinum Investor PLUS                              15  14.94       229     0.00%    0.70%  11.06%

                                  USL VL-R-34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004 are as follows:

                                                                                          Investment Expense Total
                                                                        Unit                Income    Ratio  Return
Divisions                                                        Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                                        ------ ------ ---------- ---------- ------- ------
AIM V.I. International Growth Fund-Series I
   Platinum Investor                                              2,458 $11.13  $ 27,348     0.73%    0.75%  23.08%
   Platinum Investor PLUS                                            70  13.20       922     1.15%    0.70%  23.14%
AIM V.I. Premier Equity Fund-Series I
   Platinum Investor                                             10,551   9.94   104,861     0.49%    0.75%   4.98%
American Century VP Value Fund-Class I
   Platinum Investor                                              2,792  15.21    42,457     0.94%    0.75%  13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                              1,535   8.18    12,556     0.00%    0.75%  10.04%
   Platinum Investor PLUS                                           142  11.54     1,642     0.00%    0.70%  10.10%
Dreyfus IP MidCap Stock Portfolio-Initial shares
   Platinum Investor                                                408  12.16     4,965     0.44%    0.75%  13.62%
Dreyfus VIF Developing Leaders Portfolio-Initial shares
   Platinum Investor                                              4,445  13.92    61,857     0.20%    0.75%  10.51%
Dreyfus VIF Quality Bond Portfolio-Initial shares
   Platinum Investor                                              1,665  13.33    22,202     4.11%    0.75%   2.60%
Fidelity VIP Asset Manager Portfolio-Service Class 2
   Platinum Investor                                                 21  10.18       210     2.53%    0.75%   4.39%
   Platinum Investor PLUS                                             9  10.91        96     0.00%    0.70%   4.44%
Fidelity VIP Contrafund Portfolio-Service Class 2
   Platinum Investor                                             16,335  10.87   177,585     0.17%    0.75%  14.30%
Fidelity VIP Equity-Income Portfolio-Service Class 2
   Platinum Investor                                              5,706  11.14    63,586     1.37%    0.75%  10.40%
   Platinum Investor PLUS                                           142  12.18     1,729     0.00%    0.70%  10.46%
Fidelity VIP Growth Portfolio-Service Class 2
   Platinum Investor                                             15,721   6.79   106,787     0.13%    0.75%   2.35%
Franklin Templeton-Franklin U.S. Government Fund-Class 2
   Platinum Investor                                                 29  11.39       330     6.82%    0.75%   2.70%
Franklin Templeton-Mutual Shares Securities Fund-Class 2
   Platinum Investor                                                282  12.16     3,432     0.84%    0.75%  11.79%
Franklin Templeton-Templeton Foreign Securities Fund-Class 2
   Platinum Investor                                                928  12.42    11,526     1.22%    0.75%  17.64%
Janus Aspen Series International Growth Portfolio-Service Shares
   Platinum Investor                                              1,825   7.89    14,402     1.05%    0.75%  17.80%
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
   Platinum Investor                                                401   5.31     2,127     0.00%    0.75%  19.58%
Janus Aspen Series Worldwide Growth Portfolio-Service Shares
   Platinum Investor                                              8,433   6.50    54,775     0.90%    0.75%   3.75%
JPMorgan Small Company Portfolio
   Platinum Investor                                              1,279  11.41    14,598     0.00%    0.75%  26.22%
   Platinum Investor PLUS                                           141  13.39     1,883     0.00%    0.70%  26.28%
MFS VIT Capital Opportunities Series-Initial Class
   Platinum Investor                                                218   6.67     1,452     0.37%    0.75%  11.62%
MFS VIT Emerging Growth Series-Initial Class
   Platinum Investor                                             12,337  10.44   128,816     0.00%    0.75%  12.12%
   Platinum Investor PLUS                                           145  11.78     1,703     0.00%    0.70%  12.17%
MFS VIT New Discovery Series-Initial Class
   Platinum Investor                                                228   8.38     1,910     0.00%    0.75%   5.72%
MFS VIT Research Series-Initial Class
   Platinum Investor                                             13,075   7.50    98,010     0.89%    0.75%  14.98%

                                  USL VL-R-35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                 Investment Expense Total
                                                               Unit                Income    Ratio  Return
Divisions                                               Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                               ------ ------ ---------- ---------- ------- ------
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I
   Platinum Investor                                     2,293 $ 6.39  $ 14,659     0.00%    0.75%  15.44%
PIMCO VIT Real Return Portfolio-Administrative Class
   Platinum Investor                                     1,090  15.25    16,629     1.02%    0.75%   8.11%
PIMCO VIT Short-Term Portfolio-Administrative Class
   Platinum Investor                                        26  11.08       291     1.52%    0.75%   0.54%
PIMCO VIT Total Return Portfolio-Administrative Class
   Platinum Investor                                     3,658  13.02    47,642     1.87%    0.75%   4.11%
Pioneer Fund VCT Portfolio-Class I
   Platinum Investor                                     3,217  10.22    32,879     0.00%    0.75%   2.19%
Pioneer Growth Opportunities VCT Portfolio-Class I
   Platinum Investor                                     1,278  10.28    13,136     0.00%    0.75%  24.22%
Putnam VT Diversified Income Fund-Class IB
   Platinum Investor                                     2,410  13.25    31,932     5.69%    0.75%   8.39%
Putnam VT Growth and Income Fund-Class IB
   Platinum Investor                                    20,367  11.66   237,411     1.58%    0.75%  10.28%
Putnam VT International Growth and Income Fund-Class IB
   Platinum Investor                                     5,291  12.89    68,229     1.02%    0.75%  20.08%
   Platinum Investor PLUS                                   70  13.14       914     0.00%    0.70%  20.14%
Safeco RST Core Equity Portfolio
   Platinum Investor                                        --   9.17        --     2.75%    0.75%   4.59%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                        --  10.26        --     0.00%    0.75%  18.09%
UIF Equity Growth Portfolio-Class I
   Platinum Investor                                    10,601  10.27   108,834     0.17%    0.75%   6.97%
UIF High Yield Portfolio-Class I
   Platinum Investor                                       124  11.14     1,378     5.95%    0.75%   8.67%
VALIC Company I-International Equities Fund
   Platinum Investor                                     3,414  10.54    35,967     1.41%    0.75%  16.98%
VALIC Company I-Mid Cap Index Fund
   Platinum Investor                                     4,483  19.08    85,536     0.83%    0.75%  15.18%
VALIC Company I-Money Market I Fund
   Platinum Investor                                    30,514  11.59   353,711     0.84%    0.75%   0.05%
   Platinum Investor PLUS                                   --  10.01        --     0.00%    0.70%   0.10%
VALIC Company I-Nasdaq-100 Index Fund
   Platinum Investor                                       340   4.85     1,647     0.55%    0.75%   9.23%
VALIC Company I-Science & Technology Fund
   Platinum Investor                                     3,032   3.95    11,973     0.00%    0.75%   0.04%
VALIC Company I-Small Cap Index Fund
   Platinum Investor                                       241  13.24     3,193     1.45%    0.75%  17.01%
VALIC Company I-Stock Index Fund
   Platinum Investor                                    51,798  11.44   592,372     1.57%    0.75%   9.68%
Van Kampen LIT Growth and Income Portfolio-Class I
   Platinum Investor                                       653  11.93     7,797     0.99%    0.75%  13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                       382  12.76     4,871     7.33%    0.75%   7.71%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                     2,679  21.74    58,232     2.52%    0.75%  29.54%

                                  USL VL-R-36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2003 are as follows:

                                                                                          Investment Expense Total
                                                                        Unit                Income    Ratio  Return
Divisions                                                        Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                                        ------ ------ ---------- ---------- ------- ------
AIM V.I. International Growth Fund-Series I
   Platinum Investor                                              1,838 $ 9.04  $ 16,614     0.54%    0.75%  28.10%
AIM V.I. Premier Equity Fund-Series I
   Platinum Investor                                              9,356   9.47    88,566     0.26%    0.75%  24.15%
American Century VP Value Fund-Class I
   Platinum Investor                                              2,718  13.40    36,422     1.47%    0.75%  28.00%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                              1,115   7.43     8,285     0.00%    0.75%  47.44%
Dreyfus IP MidCap Stock Portfolio-Initial shares
   Platinum Investor                                                296  10.70     3,167     0.36%    0.75%  30.74%
Dreyfus VIF Developing Leaders Portfolio-Initial shares
   Platinum Investor                                              4,262  12.59    53,673     0.03%    0.75%  30.71%
Dreyfus VIF Quality Bond Portfolio-Initial shares
   Platinum Investor                                              1,669  12.99    21,690     3.86%    0.75%   4.16%
Fidelity VIP Asset Manager Portfolio-Service Class 2
   Platinum Investor                                                 22   9.75       210     0.00%    0.75%  16.79%
Fidelity VIP Contrafund Portfolio-Service Class 2
   Platinum Investor                                             11,632   9.51   110,633     0.26%    0.75%  27.24%
Fidelity VIP Equity-Income Portfolio-Service Class 2
   Platinum Investor                                              5,742  10.09    57,957     2.34%    0.75%  29.06%
Fidelity VIP Growth Portfolio-Service Class 2
   Platinum Investor                                             13,115   6.64    87,039     0.13%    0.75%  31.55%
Franklin Templeton-Franklin U.S. Government Fund-Class 2
   Platinum Investor                                                 18  11.09       200     0.00%    0.75%   1.45%
Franklin Templeton-Mutual Shares Securities Fund-Class 2
   Platinum Investor                                                242  10.88     2,637     1.81%    0.75%  24.21%
Franklin Templeton-Templeton Foreign Securities Fund-Class 2
   Platinum Investor                                                624  10.55     6,586     2.15%    0.75%  31.23%
Janus Aspen Series International Growth Portfolio-Service Shares
   Platinum Investor                                              1,099   6.70     7,360     1.10%    0.75%  33.53%
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
   Platinum Investor                                                489   4.44     2,170     0.00%    0.75%  33.76%
Janus Aspen Series Worldwide Growth Portfolio-Service Shares
   Platinum Investor                                              7,352   6.26    46,028     0.69%    0.75%  22.76%
JPMorgan Small Company Portfolio
   Platinum Investor                                                687   9.04     6,209     0.00%    0.75%  34.96%
MFS VIT Capital Opportunities Series-Initial Class
   Platinum Investor                                                217   5.98     1,297     0.30%    0.75%  26.44%
MFS VIT Emerging Growth Series-Initial Class
   Platinum Investor                                             11,556   9.31   107,624     0.00%    0.75%  29.25%
MFS VIT New Discovery Series-Initial Class
   Platinum Investor                                                251   7.93     1,989     0.00%    0.75%  32.72%
MFS VIT Research Series-Initial Class
   Platinum Investor                                             10,853   6.52    70,753     0.53%    0.75%  23.77%
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I
   Platinum Investor                                              2,362   5.54    13,082     0.00%    0.75%  27.11%
PIMCO VIT Real Return Portfolio-Administrative Class
   Platinum Investor                                              1,009  14.11    14,237     2.02%    0.75%   8.04%
PIMCO VIT Short-Term Portfolio-Administrative Class
   Platinum Investor                                                  0  11.02         3     0.00%    0.75%   1.29%

                                  USL VL-R-37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                 Investment Expense Total
                                                               Unit                Income    Ratio  Return
Divisions                                               Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                               ------ ------ ---------- ---------- ------- ------
PIMCO VIT Total Return Portfolio-Administrative Class
   Platinum Investor                                     3,488 $12.51  $ 43,631     4.67%    0.75%   4.26%
Putnam VT Diversified Income Fund-Class IB
   Platinum Investor                                     1,189  12.22    14,534     8.63%    0.75%  19.15%
Putnam VT Growth and Income Fund-Class IB
   Platinum Investor                                    22,624  10.57   239,135     1.78%    0.75%  26.43%
Putnam VT International Growth and Income Fund-Class IB
   Platinum Investor                                     4,298  10.74    46,157     1.09%    0.75%  36.82%
Safeco RST Core Equity Portfolio
   Platinum Investor                                     2,870   8.77    25,162     0.84%    0.75%  23.85%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                     1,234   8.69    10,725     0.00%    0.75%  41.87%
UIF Equity Growth Portfolio-Class I
   Platinum Investor                                     9,878   9.60    94,808     0.00%    0.75%  23.99%
UIF High Yield Portfolio-Class I
   Platinum Investor                                        90  10.25       927     0.00%    0.75%  24.76%
VALIC Company I-International Equities Fund
   Platinum Investor                                     3,488   9.01    31,418     2.36%    0.75%  28.67%
VALIC Company I-Mid Cap Index Fund
   Platinum Investor                                     3,827  16.56    63,386     0.51%    0.75%  34.11%
VALIC Company I-Money Market I Fund
   Platinum Investor                                    31,174  11.59   361,167     0.66%    0.75%  -0.15%
VALIC Company I-Nasdaq-100 Index Fund
   Platinum Investor                                       362   4.44     1,606     0.00%    0.75%  48.16%
VALIC Company I-Science & Technology Fund
   Platinum Investor                                     2,565   3.95    10,124     0.00%    0.75%  50.34%
VALIC Company I-Small Cap Index Fund
   Platinum Investor                                        12  11.31       137     0.25%    0.75%  45.38%
VALIC Company I-Stock Index Fund
   Platinum Investor                                    51,811  10.43   540,208     1.21%    0.75%  27.24%
Van Kampen LIT Growth and Income Portfolio-Class I
   Platinum Investor                                       763  10.51     8,024     0.97%    0.75%  27.07%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                       450  11.85     5,328     7.53%    0.75%  16.00%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                     2,342  16.78    39,307     4.92%    0.75%  34.47%

                                  USL VL-R-38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2002 are as follows:

                                                                                          Investment Expense Total
                                                                        Unit                Income    Ratio  Return
Divisions                                                        Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                                        ------ ------ ---------- ---------- ------- ------
AIM V.I. International Growth Fund-Series I
   Platinum Investor                                              1,861 $ 7.06  $ 13,133     0.73%    0.75%  -16.30%
AIM V.I. Premier Equity Fund-Series I
   Platinum Investor                                             12,436   7.63    94,828     0.36%    0.75%  -30.78%
American Century VP Value Fund-Class I
   Platinum Investor                                              1,287  10.47    13,475     1.13%    0.75%  -13.27%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                521   5.04     2,627     0.00%    0.75%    0.00%
Dreyfus IP MidCap Stock Portfolio-Initial shares
   Platinum Investor                                                118   8.18       964     0.13%    0.75%  -13.15%
Dreyfus VIF Developing Leaders Portfolio-Initial shares
   Platinum Investor                                              5,327   9.63    51,325     0.05%    0.75%  -19.73%
Dreyfus VIF Quality Bond Portfolio-Initial shares
   Platinum Investor                                              1,694  12.47    21,137     5.17%    0.75%    6.96%
Fidelity VIP Contrafund Portfolio-Service Class 2
   Platinum Investor                                              9,570   7.48    71,536     0.60%    0.75%  -10.28%
Fidelity VIP Equity-Income Portfolio-Service Class 2
   Platinum Investor                                              1,346   7.82    10,527     1.11%    0.75%  -17.77%
Fidelity VIP Growth Portfolio-Service Class 2
   Platinum Investor                                              4,597   5.04    23,190     0.10%    0.75%  -30.82%
Franklin Templeton-Templeton Foreign Securities Fund-Class 2
   Platinum Investor                                                120   8.04       967     0.00%    0.75%    0.00%
Janus Aspen Series International Growth Portfolio-Service Shares
   Platinum Investor                                                973   5.02     4,881     1.04%    0.75%  -26.31%
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
   Platinum Investor                                                468   3.32     1,553     0.00%    0.75%  -28.66%
Janus Aspen Series Worldwide Growth Portfolio-Service Shares
   Platinum Investor                                              5,078   5.10    25,900     0.70%    0.75%  -26.26%
JPMorgan Small Company Portfolio
   Platinum Investor                                                479   6.70     3,205     0.08%    0.75%  -22.24%
MFS VIT Capital Opportunities Series-Initial Class
   Platinum Investor                                                266   4.73     1,258     0.08%    0.75%  -30.22%
MFS VIT Emerging Growth Series-Initial Class
   Platinum Investor                                             12,085   7.21    87,078     0.00%    0.75%  -34.26%
MFS VIT New Discovery Series-Initial Class
   Platinum Investor                                                169   5.97     1,011     0.00%    0.75%  -32.14%
MFS VIT Research Series-Initial Class
   Platinum Investor                                              8,261   5.27    43,509     0.20%    0.75%  -25.10%
Neuberger Berman AMT Mid-Cap Growth Portfolio-Class I
   Platinum Investor                                              1,144   4.36     4,986     0.00%    0.75%    0.00%
PIMCO VIT Real Return Portfolio-Administrative Class
   Platinum Investor                                                563  13.06     7,357     4.10%    0.75%   16.92%
PIMCO VIT Short-Term Portfolio-Administrative Class
   Platinum Investor                                                 13  10.88       146     0.00%    0.75%    0.00%
PIMCO VIT Total Return Portfolio-Administrative Class
   Platinum Investor                                                263  12.00     3,153     3.35%    0.75%    8.27%
Putnam VT Diversified Income Fund-Class IB
   Platinum Investor                                              1,149  10.26    11,783     6.93%    0.75%    5.11%
Putnam VT Growth and Income Fund-Class IB
   Platinum Investor                                             25,152   8.36   210,280     1.54%    0.75%  -19.59%

                                  USL VL-R-39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G-Financial Highlights-Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                 Investment Expense Total
                                                               Unit                Income    Ratio  Return
Divisions                                               Units  Value  Net Assets Ratio (a)    (b)    (c)
---------                                               ------ ------ ---------- ---------- ------- ------
Putnam VT International Growth and Income Fund-Class IB
   Platinum Investor                                     8,748 $ 7.85  $ 68,660     0.50%    0.75%  -14.41%
Safeco RST Core Equity Portfolio
   Platinum Investor                                     4,134   7.08    29,271     1.06%    0.75%  -26.46%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                     1,776   6.13    10,881     0.00%    0.75%  -38.14%
UIF Equity Growth Portfolio-Class I
   Platinum Investor                                    14,521   7.74   112,400     0.17%    0.75%  -28.40%
VALIC Company I-International Equities Fund
   Platinum Investor                                       449   7.00     3,141     0.36%    0.75%  -19.40%
VALIC Company I-Mid Cap Index Fund
   Platinum Investor                                     6,198  12.35    76,553     0.70%    0.75%  -15.54%
VALIC Company I-Money Market I Fund
   Platinum Investor                                    19,305  11.60   223,999     1.30%    0.75%    0.49%
VALIC Company I-Nasdaq-100 Index Fund
   Platinum Investor                                       300   3.00       900     0.00%    0.75%  -38.72%
VALIC Company I-Science & Technology Fund
   Platinum Investor                                     2,184   2.63     5,735     0.00%    0.75%  -40.66%
VALIC Company I-Stock Index Fund
   Platinum Investor                                    47,152   8.19   386,367     1.24%    0.75%  -23.01%
Van Kampen LIT Growth and Income Portfolio-Class I
   Platinum Investor                                       833   8.27     6,891     2.87%    0.75%  -27.11%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                       514  10.21     5,253     5.71%    0.75%    0.78%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                       686  12.48     8,562     3.32%    0.75%    2.76%

--------
(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.
(b)These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.
*  Fund name change 2006
   -Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

                                  USL VL-R-40

                             Financial Statements

       The United States Life Insurance Company in the City of New York

                 Years ended December 31, 2006, 2005 and 2004

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

Report of Independent Registered Public Accounting Firm.................. F - 1

Audited Financial Statements

Balance Sheets........................................................... F - 2
Statements of Income..................................................... F - 4
Statements of Shareholder's Equity....................................... F - 5
Statements of Comprehensive Income....................................... F - 6
Statements of Cash Flows................................................. F - 7
Notes to Financial Statements............................................ F - 8

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PricewaterhouseCoopers LLP

                                                     PricewaterhouseCoopers LLP
                                                     1201 Louisiana
                                                     Suite 2900
                                                     Houston TX 77002-5678
                                                     Telephone (713) 356 4000
                                                     Facsimile (713) 356 4717

            Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets as of December 31, 2006 and 2005 and the related statements of income, shareholder's equity, cash flows and of comprehensive income present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

April 27, 2007

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                               December 31
                                                          ---------------------
                                                             2006       2005
                                                          ---------- ----------
                                                             (In Thousands)
 Assets
 Investments:
    Fixed maturity securities, available for sale, at
      fair value (amortized cost $3,233,562 in 2006 and
      $3,233,463 in 2005)................................ $3,325,898 $3,359,785
    Equity securities, available for sale, at fair value
      (cost - $26,645 in 2006 and $8,434 in 2005)........     27,264      9,419
    Mortgage loans on real estate........................    351,720    202,679
    Policy loans.........................................    200,890    198,010
    Other long-term investments..........................      6,890     11,893
    Securities lending collateral........................    604,206    386,807
    Short-term investments, at cost (approximates fair
      value).............................................     16,722     17,632
                                                          ---------- ----------
 Total investments.......................................  4,533,590  4,186,225

 Cash....................................................     13,544     15,453
 Note receivable - affiliate.............................    131,955    131,951
 Receivable from affiliates..............................      3,110      4,802
 Accrued investment income...............................     44,874     43,170
 Accounts and premiums receivable........................    115,657    133,162
 Reinsurance recoverable - paid losses...................     44,869     51,588
 Reinsurance recoverable - unpaid losses.................  1,156,132  1,077,251
 Deferred acquisition costs..............................    287,832    247,107
 Assets held in separate accounts........................      3,840      3,388
 Other assets............................................     27,710     26,758
                                                          ---------- ----------
 Total assets............................................ $6,363,113 $5,920,855
                                                          ========== ==========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                              December 31
                                                        ----------------------
                                                           2006        2005
                                                        ----------  ----------
                                                            (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits.................... $2,311,709  $2,217,130
   Future policy benefits for life and accident and
     health insurance contracts........................  1,479,122   1,493,384
   Reserve for unearned premiums.......................    156,096     180,901
   Policy and contract claims..........................    713,883     542,829
   Income taxes payable
       Current.........................................     15,654     (30,980)
       Deferred........................................    (28,605)     21,629
   Payable to affiliates...............................      6,133         495
   Reinsurance payable.................................    124,069     112,656
   Securities lending payable..........................    604,206     386,807
   Liabilities held in separate accounts...............      3,840       3,388
   Other liabilities...................................    116,336     119,803
                                                        ----------  ----------
Total liabilities......................................  5,502,443   5,048,042
                                                        ----------  ----------
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares
     authorized, issued, and outstanding...............      3,961       3,961
   Additional paid-in capital..........................    525,077     475,077
   Accumulated other comprehensive income..............     44,016      50,876
   Retained earnings...................................    287,616     342,899
                                                        ----------  ----------
Total shareholder's equity.............................    860,670     872,813
                                                        ----------  ----------
Total liabilities and shareholder's equity............. $6,363,113  $5,920,855
                                                        ==========  ==========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                                          Year ended December 31
                                                      ------------------------------
                                                        2006      2005       2004
                                                      --------  --------  ----------
                                                          (In Thousands)
Revenues:
   Premiums and other considerations (see note 13)... $307,449  $290,025  $  561,197
   Net investment income.............................  259,773   247,888     226,697
   Net realized investment (losses) gains............  (18,600)    3,258      (7,523)
   Other.............................................   17,578    13,594      11,674
                                                      --------  --------  ----------
Total revenues.......................................  566,200   554,765     792,045
                                                      --------  --------  ----------
Benefits and expenses:
   Death and other benefits (see note 13)............  344,784   224,365     855,314
   Interest credited.................................   90,832    95,276      91,470
   Operating costs and expenses......................  138,822   122,643     143,037
                                                      --------  --------  ----------
Total benefits and expenses..........................  574,438   442,284   1,089,821
                                                      --------  --------  ----------
(Loss) income before income taxes....................   (8,238)  112,481    (297,776)
Income taxes:
   Current...........................................   43,213    (4,469)    (90,601)
   Deferred..........................................  (46,168)   42,695     (17,413)
                                                      --------  --------  ----------
Total income taxes...................................   (2,955)   38,226    (108,014)
                                                      --------  --------  ----------
Net (loss) income before cumulative effect of
  accounting change..................................   (5,283)   74,255    (189,762)
Cumulative effect of accounting change, net of tax...       --        --        (130)
                                                      --------  --------  ----------
Net (loss) income.................................... $ (5,283) $ 74,255  $ (189,892)
                                                      ========  ========  ==========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                      Year ended December
                                                 -----------------------------
                                                   2006      2005       2004
                                                 --------  --------  ---------
                                                         (In Thousands)
Common stock:
   Balance at beginning and end of year......... $  3,961  $  3,961  $   3,961
                                                 --------  --------  ---------
Additional paid-in capital:
   Balance at beginning of year.................  475,077   345,077    225,077
   Capital contribution.........................   50,000   130,000    120,000
                                                 --------  --------  ---------
   Balance at end of year.......................  525,077   475,077    345,077
                                                 --------  --------  ---------
Accumulated other comprehensive income:
   Balance at beginning of year.................   50,876    91,193     79,276
   Other comprehensive (loss) income............   (6,860)  (40,317)    11,917
                                                 --------  --------  ---------
   Balance at end of year.......................   44,016    50,876     91,193
                                                 --------  --------  ---------
Retained earnings:
   Balance at beginning of year.................  342,899   268,644    458,536
   Net (loss) income............................   (5,283)   74,255   (189,892)
   Dividends paid...............................  (50,000)       --         --
                                                 --------  --------  ---------
   Balance at end of year.......................  287,616   342,899    268,644
                                                 --------  --------  ---------
Total shareholder's equity...................... $860,670  $872,813  $ 708,875
                                                 ========  ========  =========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                      Year ended December
                                                 -----------------------------
                                                   2006      2005       2004
                                                 --------  --------  ---------
                                                         (In Thousands)
Net (loss) income............................... $ (5,283) $ 74,255  $(189,892)
                                                 --------  --------  ---------
Other comprehensive (loss) income:
   Net unrealized gains (losses) on securities,
     after tax (pretax: 2006 - $7,026; 2005 -
     $(65,246); 2004 - $26,055..................   11,092   (43,908)    19,637
   Reclassification adjustment for amounts
     included in net income.....................  (17,952)    3,591     (7,720)
                                                 --------  --------  ---------
   Other comprehensive (loss) income............   (6,860)  (40,317)    11,917
                                                 --------  --------  ---------
Comprehensive (loss) income..................... $(12,143) $ 33,938  $(177,975)
                                                 ========  ========  =========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                               Year ended December
                                                                                       -----------------------------------
                                                                                          2006        2005         2004
                                                                                       ---------  -----------  -----------
                                                                                                  (In Thousands)
Operating activities
Net (loss) income..................................................................... $  (5,283) $    74,255  $  (189,892)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Change in accounts and premiums receivable.........................................    17,505       (1,930)      49,922
   Change in future policy benefits and other policy claims...........................  (156,611)    (179,520)     122,983
   Interest credited on policyholder contracts........................................    90,832       95,276       91,470
   Increase in workers' compensation claim reserve, net...............................    98,731       62,704      179,031
   Amortization of policy acquisition costs...........................................    43,333       65,324       64,605
   Policy acquisition costs deferred..................................................   (59,145)     (66,104)     (40,573)
   Provision for deferred income tax expense..........................................   (46,168)      42,695      (17,413)
   Depreciation and Amortization......................................................    (6,616)     (14,594)      (5,747)
   Change in indebtedness to/from affiliates..........................................     7,330      (23,142)         312
   Change in reinsurance balances.....................................................   (60,749)     (28,150)    (120,709)
   Net (gain) loss on sale of investments.............................................    18,600       (3,258)       7,523
   Other, net.........................................................................   112,584       25,850      (61,644)
                                                                                       ---------  -----------  -----------
Net cash provided by (used in) operating activities...................................    54,343       49,406       79,868
                                                                                       ---------  -----------  -----------
Investing activities
Purchases of : Fixed maturity and equity securities...................................  (604,549)  (1,599,669)  (1,201,556)
       Mortgages......................................................................  (160,480)     (69,881)     (26,573)
       Other investments..............................................................  (478,302)  (1,310,785)  (1,098,534)
Sales of : Fixed maturity and equity securities.......................................   466,384      966,679      861,242
       Mortgages......................................................................    11,418       20,761       15,209
       Other investments..............................................................   458,207    1,313,706    1,069,506
Redemptions and maturities of fixed maturity and equity securities....................   129,534      259,777      175,503
Sales and purchases of property and equipment, net....................................        --          840           --
Change in securities lending collateral...............................................  (217,399)    (186,163)      (8,285)
                                                                                       ---------  -----------  -----------
Net cash (used in) provided by investing activities...................................  (395,187)    (604,735)    (213,488)
                                                                                       ---------  -----------  -----------
Financing activities
Policyholders' contract deposits......................................................   211,011      217,715      195,738
Policyholders' contract withdrawals...................................................   (89,475)     (90,907)     (86,977)
Change in securities lending payable..................................................   217,399      186,163        8,285
Dividends paid........................................................................   (50,000)          --           --
Capital contributions from parent.....................................................    50,000      250,000           --
                                                                                       ---------  -----------  -----------
Net cash provided by (used in) financing activities...................................   338,935      562,971      117,046
                                                                                       ---------  -----------  -----------
(Decrease) increase in cash...........................................................    (1,909)       7,642      (16,574)
Cash at beginning of year.............................................................    15,453        7,811       24,385
                                                                                       ---------  -----------  -----------
Cash at end of year................................................................... $  13,544  $    15,453  $     7,811
                                                                                       =========  ===========  ===========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the "Company") is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by ceding it to subsidiaries of the AEGON group through a 100% indemnity coinsurance agreement (see Note 14).

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

The Company performed a migration of certain blocks of reserves from various legacy valuation systems to a new valuation system as of December 31, 2006, representing approximately $139.5 million of reserves. The new system has the capability to refine estimates to a greater degree than previously possible using the older systems. The conversion resulted in a decrease in GAAP reserves and a net increase to 2006 pre-tax earnings of $0.6 million.

       The United States Life Insurance Company in the City of New York

2.1 Preparation of Financial Statements (continued)

The Company recorded a net benefit of $11.3 million pre-tax, and $7.3 million post-tax, for the year ended December 31, 2005 to reflect the cumulative effect of the correction of certain prior period errors. This correction primarily related to the impact on premiums (of $5.9 million pre-tax) and deferred acquisition costs (of $4.3 million pre-tax) for overpayments of reinsurance premiums during the years ended December 31, 2002 to 2004.

These overpayments were identified during 2005, and the Company has fully recovered them from the reinsurers during 2006. Other adjustments included corrections to deferred acquisition costs and certain investment related balances. These errors resulted in an (understatement)/overstatement of pre-tax income for the years ended December 31, 2004 and 2003 of $(2.8) million and $275 thousand, respectively. There was no significant impact to shareholder's equity due to these matters in any prior period.

The Company has reclassified certain amounts in its 2005 and 2004 financial statements to conform to the 2006 presentation. None of these reclassifications had an effect on earnings, shareholder's equity or cash flows.

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

       The United States Life Insurance Company in the City of New York

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2006 and 2005. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments include commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends. The Company did not require an allowance for 2006 or 2005.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Other Long-Term Investments

Other long-term investments consist of limited partnership investments. Included in partnerships are equity investments in partially owned companies. The cost method partnerships are investments in which the Company holds less than a five percent interest. They are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Equity method partnerships are investments in which the Company holds a five percent or more interest and are carried at net asset value. The changes in such net asset values are recorded in earnings through net investment income. In instances where the Company may hold less than a five percent interest, however, the total consolidated AIG ownership equals or exceeds the five percent threshold, the equity method of accounting is utilized.

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. The fair values of securities subject to the security lending agreement were $590 million and $378 million as of December 31, 2006 and 2005, respectively. Such loaned securities are included in fixed maturity securities available for sale in the balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income. At December 31, 2006 and 2005, securities lending collateral included $14.6 million and $21.1 million, respectively, of affiliate investments.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the balance sheet at the time of sale. The difference between sales proceeds and carrying values are

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Dollar Roll Agreements (continued)

recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the balance sheet in other liabilities.

At December 31, 2006 and 2005, the Company had no dollar roll agreements outstanding.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The retrospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

Realized Investment Gains (Losses)

Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Realized Investment Gains (Losses) (continued)

In general, a security is considered a candidate for impairment if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer);

    . The occurrence of a discrete credit event resulting in the debtor defaulting or seeking bankruptcy or insolvency protection or voluntary reorganization:

    . The probability of non-realization of a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

2.4 Cash

Cash includes currency on hand and demand deposits with banks or other financial institutions.

       The United States Life Insurance Company in the City of New York

2.5 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in accumulated other comprehensive income within shareholder's equity.

On a majority of the credit business, the DAC is a percentage of the unearned premium reserve. The primary acquisition cost is commissions. For group contracts, the DAC is amortized in relation to the expected revenue over the average life of the block.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

2.6 Revenue Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

       The United States Life Insurance Company in the City of New York

2.7 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.00% to 11.25% at December 31, 2006. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance and deferred revenue charges.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods, rule of 78, pro rata or mean of rule of 78 and pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability ("LTD") claims are based on the 1987 Commissioner's Group Disability Table, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 6.29%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense ("LAE") reserves are most material on LTD claims. These reserves are calculated as a percentage of the claim reserves based on factors derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company are estimated by using a loss development analysis, based on the Bornhuetter-Ferguson on Incurred Loss method, although several other methods were reviewed. Future expected claim payments are discounted at 3% interest.

2.8 Reinsurance

The Company generally limits its exposure to loss for individual business on any single insured to $3.5 million on term policies and $5.0 million on universal life policies by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $7.0 million on term policies and $10.0 million on universal life policies. These limits were increased from lower amounts on June 1, 2005.

       The United States Life Insurance Company in the City of New York

2.8 Reinsurance (continued)

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group LTD, the Company reinsures on both a quota share and excess of loss basis depending on the size of the case.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.9 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to the shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.7 million, $3.3 million and $3.6 million in 2006, 2005 and 2004, respectively, and are included in death and other benefits in the statements of income.

2.10 Income Taxes

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has not recorded any valuation allowances as of December 31, 2006 or 2005.

2.11 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates, foreign currencies and equity markets on cash flows, investment income, policyholder liabilities and equity.

       The United States Life Insurance Company in the City of New York

2.11 Derivatives (continued)

The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company carries all derivatives in the balance sheet at fair values. The Company believes that such hedging activities have been and remain economically effective, but in 2005 the Company determined that its swaps do not currently qualify for hedge accounting. As a result, changes in the fair value of derivatives are reported in realized investment gains and losses effective January 1, 2005.

2.12 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the separate account assets. Investment income, realized investment gains, and deposits and withdrawals related to separate accounts are excluded from the Company's financial statements. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.13 Recently Issued Accounting Standards

FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Emerging Issue Task Force ("EITF") Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's financial condition or results of operations.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

On April 13, 2006, the Financial Accounting Standards Board ("FASB") issued FSP FIN 46(R)-6, "Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R)" ("FIN 46(R)-6" or "FSP"). The FSP affects the identification of which entities are variable interest entities (VIEs) through a "by design" approach in identifying and measuring the variable interests of the VIE and its primary beneficiary. The requirements became effective beginning in the third quarter of 2006 and are to be applied to all new VIEs with which the Company becomes involved. The new requirements need not be applied to entities that have previously been analyzed under FIN 46(R) unless a reconsideration event occurs. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

The following VIE activities are not consolidated by the Company under FIN46(R):

    i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46(R).

    ii.The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46(R).

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position (SOP) 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for guaranteed minimum death benefits related to its variable annuity and variable life contracts and secondary guarantees on interest sensitive life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $130 thousand, net of tax, to reflect the guaranteed minimum death benefit liability as of January 1, 2004.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," which superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees" and amended FAS 95, "Statement of Cash Flows." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistently with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. AIG adopted the provisions of the revised FAS 123R and its related interpretative guidance on January 1, 2006. The impact of adopting FAS 123R was not material to the consolidated financial position or results of operations of AIG or the Company.

At the June 2005 meeting, the EITF reached a consensus with respect to Issue No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights" (formerly, "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights"). The Issue addresses what rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with generally accepted accounting principles absent the existence of the rights held by the limited partner(s). Based on that consensus, the EITF also agreed to amend the consensus in Issue No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights." The guidance in this Issue was effective after June 29, 2005 for general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreements are modified. For general partners in all other limited partnerships, the guidance in this Issue was effective beginning January 1, 2006. The effect of the adoption of this EITF Issue was not material to the Company's financial condition or results of operations.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("FAS 155"), an amendment of FAS 140 and FAS 133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable.

       The United States Life Insurance Company in the City of New York

2.14 Future Applications of Accounting Standards

On September 19, 2005, the AICPA issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. Upon adoption, the Company expects to record a decrease to opening retained earnings of $31.7 million, after-tax. This cumulative effect of a change in accounting principle will reduce unamortized DAC because the application of SOP 05-1 results in a shorter expected amortization period for deferred items related to certain group life and health insurance contracts.

On July 13, 2006, the FASB issued FASB Interpretation 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company does not expect the implementation of FIN 48 to be material to its financial condition.

In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

On July 13, 2006, the FASB issued FASB Staff Position ("FSP") No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor. The FSP is effective for fiscal years beginning after December 15, 2006. The Company will not be affected by implementing this guidance.

       The United States Life Insurance Company in the City of New York

2.14 Future Applications of Accounting Standards (continued)

In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which directly depends on the nature and extent of eligible items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                       2006     2005     2004
                                                     -------- -------- --------
                                                           (In Thousands)
Investment income:
   Fixed maturities................................. $216,012 $209,928 $196,757
   Equity securities................................    1,028      515      600
   Mortgage loans on real estate....................   16,426   14,712   10,718
   Policy loans.....................................   13,049   12,997   12,867
   Other long-term investments......................    6,505    5,153    5,732
   Short-term investments...........................    1,430    2,110      792
   Investment income from affiliates................    7,417    4,677    2,138
                                                     -------- -------- --------
Gross investment income.............................  261,867  250,092  229,604
Investment expenses.................................    2,094    2,204    2,907
                                                     -------- -------- --------
Net investment income............................... $259,773 $247,888 $226,697
                                                     ======== ======== ========

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses

The net realized (losses) gains by type of investment are summarized below:

                                                    2006      2005      2004
                                                  --------  --------  --------
                                                         (In Thousands)
Realized (losses) gains on investments:
Fixed maturities:
   Gross gains................................... $  4,879  $ 19,768  $ 11,176
   Gross losses..................................  (24,427)  (17,835)  (16,808)
                                                  --------  --------  --------
Total fixed maturities...........................  (19,548)    1,933    (5,632)
Other investments................................      948     1,325    (1,891)
                                                  --------  --------  --------
Net realized investment (losses) gains........... $(18,600) $  3,258  $ (7,523)
                                                  ========  ========  ========

During 2006, 2005 and 2004, the Company's realized losses included write-downs of $14.5 million, $7.1 million and $6.6 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2004, the Company's realized losses included a write-down of $1.7 million related to other than temporary declines in other long term investments. There were no write-downs related to other than temporary declines in other long term investments in 2006 or 2005.

The following table summarizes the gross unrealized losses and cost on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized position, at December 31, 2006 and 2005, respectively:

                                      12 Months or Less   Greater than 12 Months         Total
                                    --------------------- ---------------------  ---------------------
                                               Unrealized             Unrealized            Unrealized
(In Thousands)                      Fair Value   Losses   Fair Value    Losses   Fair Value   Losses
--------------                      ---------- ---------- ----------  ---------- ---------- ----------
December 31, 2006
   Fixed Maturities................  $363,015    $5,480    $950,124    $33,335   $1,313,139  $38,815
   Equity Securities...............     4,928        --          --         --        4,928       --
   Other Long Term Investments.....        --        --       4,583        643        4,583      643
                                     --------    ------    --------    -------   ----------  -------
   Total...........................  $367,943    $5,480    $954,707    $33,978   $1,322,650  $39,458
                                     ========    ======    ========    =======   ==========  =======

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses (continued)

                                                    Greater than 12
                               12 Months or Less         Months               Total
                             --------------------- ------------------ ---------------------
                                        Unrealized  Fair   Unrealized            Unrealized
(In Thousands)               Fair Value   Losses    Value    Losses   Fair Value   Losses
--------------               ---------- ---------- ------- ---------- ---------- ----------
December 31, 2005
   Fixed Maturities......... $1,147,603  $30,473   $92,857   $5,129   $1,240,460  $35,602
   Equity Securities........        663       86       800      200        1,463      286
                             ----------  -------   -------   ------   ----------  -------
   Total.................... $1,148,266  $30,559   $93,657   $5,329   $1,241,923  $35,888
                             ==========  =======   =======   ======   ==========  =======

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than- temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2006, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2006 and 2005 were as follows:

                                                      Gross      Gross
                                         Amortized  Unrealized Unrealized
                                           Cost        Gain       Loss    Fair Value
                                         ---------- ---------- ---------- ----------
                                                       (In Thousands)
December 31, 2006
Fixed maturity securities:
   Corporate securities:
       Investment-grade................. $2,059,663  $ 97,481   $(24,509) $2,132,635
       Below investment-grade...........    287,912    16,949       (703)    304,158
   Mortgage-backed securities*..........    815,197    10,412    (13,217)    812,392
   U.S. government obligations..........     24,297     2,341        (64)     26,574
   Foreign governments..................     25,378     3,148        (12)     28,514
   State and political subdivisions.....     21,115       820       (310)     21,625
                                         ----------  --------   --------  ----------
Total fixed maturity securities......... $3,233,562  $131,151   $(38,815) $3,325,898
                                         ----------  --------   --------  ----------
Equity securities....................... $   26,645  $    619   $     --  $   27,264
                                         ==========  ========   ========  ==========

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

                                                    Gross      Gross
                                       Amortized  Unrealized Unrealized   Fair
                                         Cost        Gain       Loss      Value
                                       ---------- ---------- ---------- ----------
                                                     (In Thousands)
December 31, 2005
Fixed maturity securities:
   Corporate securities:..............
       Investment-grade............... $2,064,334  $129,257   $(15,372) $2,178,219
       Below investment-grade.........    270,809    11,469     (5,361)    276,917
   Mortgage-backed securities*........    814,154    12,599    (14,507)    812,246
   U.S. government obligations........     27,153     3,188       (141)     30,200
   Foreign governments................     30,741     3,809         (8)     34,542
   State and political subdivisions...     26,272     1,602       (213)     27,661
                                       ==========  ========   ========  ==========
Total fixed maturity securities....... $3,233,463  $161,924   $(35,602) $3,359,785
                                       ==========  ========   ========  ==========
Equity securities..................... $    8,434  $  1,271   $   (286) $    9,419
                                       ==========  ========   ========  ==========

* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2006 and 2005.

The contractual maturities of fixed maturity securities at December 31, 2006 were as follows:

                                                                         2006
                                                                 ---------------------
                                                                 Amortized    Market
                                                                   Cost       Value
                                                                 ---------- ----------
                                                                    (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less...................................... $   18,047 $   18,120
   Due after one year through five years........................    330,111    348,048
   Due after five years through ten years.......................  1,039,784  1,059,763
   Due after ten years..........................................  1,030,423  1,087,575
Mortgage-backed securities......................................    815,197    812,392
                                                                 ---------- ----------
Total fixed maturity securities................................. $3,233,562 $3,325,898
                                                                 ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $ .5 billion, $1.17 billion and $1.03 billion during 2006, 2005 and 2004, respectively.

       The United States Life Insurance Company in the City of New York

3.4 Unrealized Gains and Losses

Net unrealized gains (losses) on securities and other invested assets included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                    2006      2005      2004
                                                  --------  --------  --------
                                                         (In Thousands)
 Gross unrealized gains.......................... $131,632  $163,051  $235,110
 Gross unrealized losses.........................  (38,815)  (35,888)  (17,783)
 DAC and other fair value adjustments............  (25,082)  (48,502)  (77,013)
 Deferred federal income taxes...................  (23,719)  (27,785)  (49,121)
                                                  --------  --------  --------
 Net unrealized gains on securities.............. $ 44,016  $ 50,876  $ 91,193
                                                  ========  ========  ========

3.5 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

3.6 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2006, other than the Senior Notes from American General Corporation of $122 million as reported in Note 7.

4. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                    2006      2005      2004
                                                  --------  --------  --------
                                                         (In Thousands)
 Balance at January 1............................ $247,107  $209,942  $230,110
 Capitalization..................................   59,145    66,104    40,573
 Amortization....................................  (43,333)  (54,594)  (53,005)
 Effect of unrealized gains and losses on
   securities....................................   24,913    25,655    (7,736)
                                                  --------  --------  --------
 Balance at December 31.......................... $287,832  $247,107  $209,942
                                                  ========  ========  ========

       The United States Life Insurance Company in the City of New York

5. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2006 and 2005 follows:

                                                             2006       2005
                                                          ---------- ----------
                                                             (In Thousands)
Policyholders' contract deposits:
Annuities................................................ $  367,788 $  370,947
Universal life...........................................  1,716,733  1,641,173
Other investment contracts...............................    227,188    205,010
                                                          ---------- ----------
                                                          $2,311,709 $2,217,130
                                                          ========== ==========

                                                             2006       2005
                                                          ---------- ----------
                                                             (In Thousands)
Future policy benefits:
Ordinary life............................................ $  563,241 $  533,047
Group life...............................................     99,490     88,463
Payout annuities.........................................    159,276    169,539
Accident and health......................................    657,115    702,335
                                                          ---------- ----------
                                                          $1,479,122 $1,493,384
                                                          ========== ==========

(a)The liability for policyholders' contract deposits has been established based on the following assumptions:

    (i)Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 5.0%. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8% grading to zero over a period of 6 years.

   (ii)Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2006 was 4.01%.

  (iii)The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 2.00% to 5.25% and guarantees ranging from 1.0% to 4.5% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 16.0% of the fund balance and grade to 0% over a period not longer than 20 years.

(b)The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 3.50% to 11.25%.

       The United States Life Insurance Company in the City of New York

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 3.9%.

6. Federal Income Taxes

6.1 Tax Liabilities

Income tax liabilities were as follows:

                                                                December 31
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                              (In Thousands)
Current tax liability (receivable)......................... $ 15,654  $(30,980)
Deferred tax (receivable) liability........................  (28,605)   21,629
                                                            --------  --------
Income taxes (receivable).................................. $(12,951) $ (9,351)
                                                            ========  ========

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                              2006      2005
                                                           ---------  --------
                                                              (In Thousands)
Deferred tax assets applicable to:
Policy reserves........................................... $(116,723) $(42,326)
Other.....................................................        --      (776)
                                                           ---------  --------
Total deferred tax assets before valuation allowance......  (116,723)  (43,102)
                                                           ---------  --------
Deferred tax liabilities applicable to:
Deferred acquisition costs................................    62,474    14,725
Basis differential of investments.........................    (2,821)   16,239
Net unrealized gains on debt and equity securities
  available for sale......................................    23,767    27,836
Other.....................................................     4,698     5,931
                                                           ---------  --------
Total deferred tax liabilities............................    88,118    64,731
                                                           ---------  --------
Net deferred tax (assets) liabilities..................... $ (28,605) $ 21,629
                                                           =========  ========

       The United States Life Insurance Company in the City of New York

6.1 Tax Liabilities (continued)

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2005, the Company had approximately $47.6 million of policyholders' surplus on which no deferred tax liability had been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2006, the Company distributed cash dividends of $50 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

6.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                    2006      2005      2004
                                                  --------  -------  ---------
                                                         (In Thousands)
Current tax expense (benefit).................... $ 43,213  $(4,469) $ (90,601)
Deferred tax (benefit) expense...................  (46,168)  42,695    (17,413)
                                                  --------  -------  ---------
Income tax (benefit) expense..................... $ (2,955) $38,226  $(108,014)
                                                  ========  =======  =========

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                     2006     2005      2004
                                                   -------  -------  ---------
                                                          (In Thousands)
Income tax at 35% of GAAP pretax (loss) income.... $(2,883) $39,369  $(104,222)
Adjustments related to IRS settlement.............     (12)    (872)        --
Dividends received deduction......................     (67)     (52)        (6)
Tax-exempt investment income......................    (110)    (114)       (72)
Prior year true-ups...............................     101     (111)    (3,714)
Other.............................................      16        6         --
                                                   -------  -------  ---------
Income tax (benefit) expense...................... $(2,955) $38,226  $(108,014)
                                                   =======  =======  =========

       The United States Life Insurance Company in the City of New York

6.3 Tax Paid

Income taxes (refunded) paid amounted to approximately $(3.4) million, $(84.6) million and $17.5 million in 2006, 2005 and 2004, respectively.

6.4 Tax Sharing Agreement

The Company joins in the filing of a consolidated federal income tax return with AGC Life and its life insurance subsidiaries. The Company has a written agreement with AGC Life setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse the Company for the tax benefits, if any, from net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group within ninety days after the filing of the consolidated federal income tax return for the year in which the losses and credits are used.

7. Transactions With Affiliates

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015 issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

On September 15, 2006, the Company acquired a 5.57% Senior Note due September 15, 2011, issued by AGC, at a cost of $5,000,000.

On December 27, 2006, the Company acquired a 5.18% Senior Note due December 27, 2011, issued by AGC, at a cost of $117,000,000.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2006 was approximately $14 thousand.

The Company is party to various cost sharing agreements with its affiliates. During 2006, 2005 and 2004, the Company was charged $123.1 million, $124.9 million and $130.9 million, respectively, for expenses incurred by affiliates on its behalf. The Company did not receive any reimbursements for services that it provided on behalf of its affiliates in these respective years.

       The United States Life Insurance Company in the City of New York

The Company's insurance obligations are guaranteed by American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against American Home. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products. The Company expects that the American Home guarantee will be terminated in 2007.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.3.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 14.

8. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                              2006     2005     2004
                                                            -------- -------- --------
                                                                  (In Thousands)
Balance as of January 1, net of reinsurance recoverable.... $391,086 $343,541 $ 25,975
Add: Incurred losses (1)...................................  194,587   88,518  341,335
Deduct: Paid losses related to:
Current year...............................................   11,607   14,082    6,652
Prior years................................................   30,220   26,891   17,117
                                                            -------- -------- --------
Total paid losses..........................................   41,827   40,973   23,769
                                                            -------- -------- --------
Balance as of December 31, net of reinsurance recoverable..  543,846  391,086  343,541
Reinsurance recoverable....................................   58,741   44,789   30,584
                                                            -------- -------- --------
Balance as of December 31, gross of reinsurance recoverable $602,587 $435,875 $374,125
                                                            ======== ======== ========

(1)Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

       The United States Life Insurance Company in the City of New York

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

9. Benefit Plans

Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company maintains a defined contribution retirement plan for the benefit of its sales agents. Investments in the plan currently consist of cash deposits that earn interest at a rate of 5.30% per year. As of December 31, 2006 and 2005, the liabilities associated with this plan were $18.0 million and $17.2 million, respectively.

10. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The United States Life Insurance Company in the City of New York

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                  2006            2005
                                             --------------- ---------------
                                             Fair   Carrying Fair   Carrying
                                             Value   Amount  Value   Amount
                                             ------ -------- ------ --------
                                              (In Millions)   (In Millions)
   Assets:
      Fixed maturity and equity securities.. $3,353  $3,353  $3,369  $3,369
      Mortgage loans on real estate.........    356     352     211     203
      Policy loans..........................    237     201     222     198
      Other long term investments...........      7       7      12      12
      Securities lending collateral.........    590     604     378     387
      Short term investments................     17      17      18      18
      Notes receivable - affiliates.........    132     132     132     132
      Assets held in separate accounts......      4       4       3       3
   Liabilities:
      Investment contracts..................    468     451     488     486
      Securities lending payable............    590     604     378     387
      Liabilities held in separate accounts.      4       4       3       3

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair values for fixed maturity securities were based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

Fair values for equity securities were based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

       The United States Life Insurance Company in the City of New York

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

Other Long Term Investments

Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by its general partners.

Short Term Investments

The carrying value reported in the balance sheet for these instruments approximates fair value.

Notes Receivable - Affiliates

Fair value of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair value was estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Assets and Liabilities Held in Separate Accounts

The fair value of separate account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Securities Lending Collateral/Securities Lending Payable

The carrying value reported in the balance sheet approximates fair value.

       The United States Life Insurance Company in the City of New York

11. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department (NYSID). There were no material permitted practices utilized by the Company in 2006, 2005 or 2004.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas.

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                                    2006     2005       2004
                                                  -------- --------  ---------
                                                         (In Thousands)
 Statutory net income for the year............... $ 47,226 $(59,159) $(219,546)
 Statutory surplus at year-end................... $386,101 $333,353  $ 269,996

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year.

The Company cannot pay a dividend in 2007 without prior approval. Dividends are paid as determined by the Board of Directors and are non-cumulative. The Company paid a $50 million dividend in 2006 with the approval of the New York State Insurance Department. The Company did not pay any dividends in 2005 or 2004.

       The United States Life Insurance Company in the City of New York

As of December 31, 2006 and 2005, the Company held fixed maturity securities with a carrying value of $402 million and $398 million, respectively, to satisfy the requirements of various state insurance departments.

In 2005, the Company recorded approximately $370 million with respect to the Superior National reinsurance agreement contract in 2004. As a result of subsequent discussions with the NYSID, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement contract. Respectful of the NYSID position, the Company established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, before allocated investment income.

12. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                     Year ended December 31  Rent Expense
                     ---------------------- --------------
                                            (In Thousands)
                           2007............    $ 3,071
                           2008............      2,713
                           2009............      3,055
                           2010............      3,055
                           2011............      3,055
                           Thereafter......      5,906
                                               -------
                             Total.........    $20,855
                                               =======

Net rent expense incurred in 2006, 2005 and 2004 was $1.1 million, $1.3 million and $1.9 million, respectively.

       The United States Life Insurance Company in the City of New York

13. Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2006, the Company had $5.5 million of unfunded commitments.

At December 31, 2006, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, " the Superior National treaty"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In early 2000, American General Corporation ("AGC"), the Company's then ultimate parent, committed to make contributions to the capital of the Company equal to the after-tax value of the Company's net losses associated with the Superior National treaty.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, an arbitration panel issued its ruling in connection with the Superior National treaty. In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by the Company. Instead, the panel reformed the contract to reduce the Company's participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for the Company to present its challenges to certain cessions to the contract.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

The second phase of the arbitration has now been completed, and the arbitration panel has resolved the issues presented in phase two in favor of cedents. The Company has filed a petition to vacate the arbitration awards from both phases of the arbitration in California federal court. The cedents filed their own separate petition to confirm the results of phase two. Both petitions are pending in the same court before the same judge.

In addition, the Company is pursuing certain reinsurance recoverables in connection with the contract.

       The United States Life Insurance Company in the City of New York

As a result of the phase one ruling, the net affect on 2004 pre-tax earnings was a $370 million charge. This amount includes a charge for the Converium settlement. The Company, with the approval of the New York State Insurance Department, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Insurance Department to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. The total of the contribution, $250 million, is the approximate after-tax charge of the $370 million discussed above.

As a result of the Phase two ruling, and other related matters, the net affect on 2006 pre-tax earnings is a $112 million charge. With this charge, the Company believes it has fully recorded the liability resulting from the phase one and two arbitration rulings. On November 29, 2006, at the request of the New York State Insurance Department, the Company received a capital contribution of $50 million from AGC, related to this reinsurance treaty. Additional capital contributions, in accordance with an agreement with AGC, will be made, if necessary, upon resolution of the remaining open matters discussed above.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's operating results or financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Insurance Department ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to

       The United States Life Insurance Company in the City of New York continue to provide its variable annuities and variable universal life products. It is expected that a permanent exemptive order will be granted, although there is no assurance that the SEC will issue the order. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

14. Reinsurance

On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by executing a letter of intent to enter into a 100% indemnity coinsurance agreement, under which Transamerica Financial Life Insurance Company, a member of the AEGON group, assumed certain specified in-force business as of December 31, 2006. The transaction received the requisite regulatory approvals and closed on March 31, 2007.

The Company will retain and service all liabilities related to claims arising from losses incurred prior to the December 31, 2006 effective date, and will continue to administer the reinsured business for a one-year transition period after closing under transition service and administrative service agreements with the reinsurer.

The Company's group business is primarily reinsured with an affiliated entity, American General Assurance Company ("AGAC"). Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to AGAC. Effective December 31, 2006, the Company recaptured this credit business from AGAC. The net liabilities transferred from AGAC to the Company totaled $13.6 million.

The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

       The United States Life Insurance Company in the City of New York

Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2006 and 2005, these assets and the related reserves totaled approximately $51.8 million and $30.1 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2006 and 2005 was a pre-tax expense of approximately $2.7 million and $1.8 million, respectively, representing the risk charge associated with the coinsurance agreement.

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2006, 2005 and 2004 is presented below:

                                                                               Percentage
                                                                               of Amount
                                                                                Assumed
December 31, 2006                 Gross         Ceded      Assumed     Net       to Net
-----------------              ------------ -------------  ------- ----------- ----------
(In Thousands)
Life Insurance in Force....... $136,386,728 $(104,805,943) $3,724  $31,584,509     0.0%
                               ============ =============  ======  ===========
Premiums:
   Life....................... $    447,909 $    (202,204) $  (14) $   245,691     0.0%
   Accident and Health........      418,241      (366,823)     (1)      51,417     0.0%
   Annuity....................       10,402           453    (514)      10,341    -5.0%
                               ------------ -------------  ------  -----------
   Total Premiums............. $    876,552 $    (568,574) $ (529) $   307,449    -0.2%
                               ============ =============  ======  ===========

                                                                               Percentage
                                                                               of Amount
                                                                                Assumed
December 31, 2005                 Gross         Ceded      Assumed     Net       to Net
-----------------              ------------ -------------  ------- ----------- ----------
(In Thousands)
Life Insurance in Force....... $134,526,098 $(102,888,652) $9,452  $31,646,898     0.0%
                               ============ =============  ======  ===========
Premiums:
   Life....................... $    442,404 $    (211,298) $  (13) $   231,093     0.0%
   Accident and Health........      457,644      (404,239)    (49)      53,356    -0.1%
   Annuity....................        5,586           (10)     --        5,576     0.0%
                               ------------ -------------  ------  -----------
   Total Premiums............. $    905,634 $    (615,547) $  (62) $   290,025     0.0%
                               ============ =============  ======  ===========

       The United States Life Insurance Company in the City of New York

                                                                                Percentage
                                                                                of Amount
                                                                                 Assumed
December 31, 2004                 Gross         Ceded      Assumed      Net       to Net
-----------------              ------------ -------------  -------- ----------- ----------
(In Thousands)
Life Insurance in Force....... $140,259,593 $(106,911,901) $ 20,706 $33,368,398     0.1%
                               ============ =============  ======== ===========
Premiums:
   Life....................... $    434,350 $    (218,115) $    114 $   216,349     0.1%
   Accident and Health........      448,524      (541,016)  420,365     327,873   128.2%
   Annuity....................       17,016           (41)       --      16,975     0.0%
                               ------------ -------------  -------- -----------
   Total Premiums............. $    899,890 $    (759,172) $420,479 $   561,197    74.9%
                               ============ =============  ======== ===========

For the years ended December 31, 2006, 2005 and 2004, reinsurance recoveries reduced death and other benefits by $421 million, $456 million and $489 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                       2006     2005     2004
                                                     -------- -------- --------
                                                           (In Thousands)
Premium ceded....................................... $503,807 $549,114 $532,166
Benefits ceded......................................  377,137  391,404  399,313
Commissions and expenses charged....................  165,487  169,734  172,619
Reinsurance recoverable - paid losses...............       64    1,017      892
Reinsurance recoverable - unpaid losses.............  824,516  768,507  743,671
Reinsurance payables................................   96,827  106,771   94,184

                        American Home Assurance Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                        American Home Assurance Company

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                               Table of Contents

Report of Independent Auditors............................................. 2

Statements of Admitted Assets.............................................. 3

Statements of Liabilities, Capital and Surplus............................. 4

Statements of Income and Changes in Capital and Surplus.................... 5

Statements of Cash Flow.................................................... 6

Notes to Statutory Basis Financial Statements.............................. 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 26, 2007

                        American Home Assurance Company

                         Statements of Admitted Assets

                                Statutory Basis
                       As of December 31, 2006 and 2005
                                (000's Omitted)

 As of December 31,                                        2006        2005
 ------------------                                     ----------- -----------
 Cash and Invested Assets:

    Bonds, at amortized cost (NAIC market
      value: 2006 - $15,146,927; 2005 -
      $9,798,011)                                       $14,844,987 $ 9,663,980

    Stocks:

        Common stocks, at NAIC market value
          (Cost: 2006 - $1,602,207; 2005 -
          $1,575,109)                                     3,304,355   3,190,583
        Preferred stocks, primarily at NAIC
          market value (Cost: 2006 - $577,109;
          2005 - $539,993)                                  587,471     542,438
    Other invested assets, primarily at equity
      (Cost: 2006 - $1,171,367; 2005 -
      $2,109,071)                                         1,509,651   2,261,269
    Securities lending collateral                           203,323     295,591
    Short-term investments, at amortized cost
      (approximates NAIC market value)                      129,196      95,534
    Cash                                                    164,596      22,494
    Receivable for securities                                    --     164,069
                                                        ----------- -----------
           Total Cash and Invested Assets                20,743,579  16,235,958
                                                        ----------- -----------
 Investment income due and accrued                          203,764     234,067
 Agents' balances or uncollected premiums:
    Premiums in course of collection                        955,240     925,573
    Premiums and installments booked but
      deferred and not yet due                              371,971     355,388
    Accrued retrospective premiums                        1,606,389   1,267,421
 Amounts billed and receivable from high
   deductible policies                                       76,370     104,345
 Reinsurance recoverable on loss payments                   488,243     399,204
 Funds held by or deposited with reinsurers                  13,951      23,948
 Deposit accounting assets                                  809,537   1,336,343
 Deposit accounting assets - funds held                      94,279     432,987
 Federal and foreign income taxes recoverable
   from parent                                               63,569     794,462
 Net deferred tax assets                                    421,900     308,507
 Equities in underwriting pools and associations            858,614     577,679
 Electronic data processing equipment, less
   accumulated depreciation                                      --      93,882
 Receivable from parent, subsidiaries and
   affiliates                                             1,484,555   3,189,824
 Other admitted assets                                      179,243     178,400
                                                        ----------- -----------
           Total Admitted Assets                        $28,371,204 $26,457,988
                                                        =========== ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                Statements of Liabilities, Capital and Surplus

                                Statutory Basis
                       As of December 31, 2006 and 2005
                   (000's Omitted Except Share Information)

As of December 31,                                        2006         2005
------------------                                    -----------  -----------
                    Liabilities

Reserves for losses and loss adjustment expenses      $12,754,581  $11,620,078
Unearned premium reserves                               4,518,443    4,334,485
Commissions, premium taxes, and other expenses
  payable                                                 183,640      118,273
Reinsurance payable on paid loss and loss adjustment
  expenses                                                308,091      247,937
Funds held by company under reinsurance treaties          228,878      255,848
Provision for reinsurance                                 128,824      210,152
Ceded reinsurance premiums payable, net of ceding
  commissions                                             427,505      431,565
Retroactive reinsurance reserves - assumed                 23,242       32,893
Retroactive reinsurance reserves - ceded                  (61,283)     (65,044)
Deposit accounting liabilities                            172,296      486,910
Deposit accounting liabilities - funds held               703,508    1,006,426
Securities lending payable                                203,323      295,591
Collateral deposit liability                              613,043      505,755
Payable to parent, subsidiaries and affiliates          1,547,586    1,583,699
Payable for securities                                    110,581           --
Other liabilities                                         297,093      343,769
                                                      -----------  -----------
   Total Liabilities                                   22,159,351   21,408,337
                                                      -----------  -----------
                Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and
  outstanding                                              25,426       25,426
Capital in excess of par value                          2,779,526    2,779,526
Unassigned surplus                                      3,357,054    2,176,592
Special surplus funds from retroactive reinsurance         49,847       68,107
                                                      -----------  -----------
   Total Capital and Surplus                            6,211,853    5,049,651
                                                      -----------  -----------
   Total Liabilities, Capital, and Surplus            $28,371,204  $26,457,988
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

            Statements of Income and Changes in Capital and Surplus

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

For the Years Ended December 31,                          2006         2005
--------------------------------                       ----------  -----------
              Statements of Income

Underwriting Income:
   Premiums earned                                     $7,700,011  $ 7,045,820
                                                       ----------  -----------
Underwriting Deductions:
   Losses incurred                                      4,606,481    5,406,410
   Loss adjustment expenses incurred                      803,517    1,098,644
   Other underwriting expenses incurred                 1,825,815    1,584,477
                                                       ----------  -----------
Total Underwriting Deductions                           7,235,813    8,089,531
                                                       ----------  -----------
Net Underwriting Income (Loss)                            464,198   (1,043,711)
                                                       ----------  -----------
Investment Income:
   Net investment income earned                           702,426      630,678
   Net realized capital gains (net of capital
     gains taxes: 2006 - $29,092; 2005 - $20,492)          61,624       38,055
                                                       ----------  -----------
Net Investment Gain                                       764,050      668,733
                                                       ----------  -----------
Net loss from agents' or premium balances
  charged-off                                             (49,762)    (145,742)
Other gain, net of dividends to policyholders              63,978       91,947
                                                       ----------  -----------
Income (Loss) After Capital Gains Taxes and
  Before Federal Income Taxes                           1,242,464     (428,773)
Federal income tax expense (benefit)                      263,263     (243,047)
                                                       ----------  -----------
       Net Income (Loss)                               $  979,201  $  (185,726)
                                                       ==========  ===========
         Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous
  Year                                                 $5,049,651  $ 3,339,340
   Adjustment to beginning surplus                         55,538     (211,984)
                                                       ----------  -----------
Capital and Surplus, as of January 1,                   5,105,189    3,127,356
                                                       ----------  -----------
Changes in Capital and Surplus:
   Net income (loss)                                      979,201     (185,726)
   Change in net unrealized capital gains (net of
     capital gains taxes: 2006 - $121,173; 2005 -
     $13,354)                                             119,660      164,444
   Change in net deferred income tax                      (13,270)     112,728
   Change in non-admitted assets                          (80,352)    (322,775)
   Change in provision for reinsurance                     81,328      166,585
   Paid in capital and surplus                                 --    2,076,780
   Cash dividends to stockholder                               --      (31,732)
   Other surplus adjustments                                1,268           --
   Foreign exchange translation                            18,829      (58,009)
                                                       ----------  -----------
       Total Changes in Capital and Surplus             1,106,664    1,922,295
                                                       ----------  -----------
Capital and Surplus, December 31,                      $6,211,853  $ 5,049,651
                                                       ==========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                            Statements of Cash Flow

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

 For the Years Ended December 31,                         2006         2005
 --------------------------------                     -----------  -----------
                Cash From Operations

 Premiums collected, net of reinsurance               $ 6,433,712  $ 7,143,463
 Net investment income                                    787,413      604,156
 Miscellaneous income (expense)                            75,317      (53,776)
                                                      -----------  -----------
    Sub-total                                           7,296,442    7,693,843
                                                      -----------  -----------
 Benefit and loss related payments                      3,520,205    3,809,181
 Commission and other expense paid                      2,401,959    2,171,077
 Dividends paid to policyholders                            1,344          878
 Change in Federal and foreign income taxes              (438,538)      (3,783)
                                                      -----------  -----------
    Net Cash Provided from Operations                   1,811,472    1,716,490
                                                      -----------  -----------
                Cash From Investments

 Proceeds from investments sold, matured, or repaid
    Bonds                                               5,231,792    4,129,223
    Stocks                                              3,211,715    2,795,546
    Other                                               1,646,730    3,042,793
                                                      -----------  -----------
    Total Proceeds from Investments Sold, Matured,
      or Repaid                                        10,090,237    9,967,562
                                                      -----------  -----------
 Cost of investments acquired
    Bonds                                              10,488,316    5,803,573
    Stocks                                              3,180,130    3,071,743
    Other                                                 350,752    3,630,931
                                                      -----------  -----------
    Total Cost of Investments Acquired                 14,019,198   12,506,247
                                                      -----------  -----------
    Net Cash (Used in) Investing Activities            (3,928,961)  (2,538,685)
                                                      -----------  -----------
    Cash From Financing and Miscellaneous Sources

 Capital and Surplus paid-in, less treasury stock       1,326,780      750,000
 Dividends to stockholder                                      --      (47,598)
 Intercompany receivable and payable, net                 342,735      195,946
 Net deposit on deposit-type contracts and other
   insurance                                              262,411      285,727
 Other                                                    361,327     (332,847)
                                                      -----------  -----------
    Net Cash Provided from Financing Activities         2,293,253      851,228
                                                      -----------  -----------
    Net Change in Cash and Short-term Investments         175,764       29,033

 Cash and Short-term Investments:
    Beginning of year                                     118,028       88,995
                                                      -----------  -----------
    End of Year                                       $   293,792  $   118,028
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. Organization

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., a Delaware corporation.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIG Commercial Insurance Group, Inc., an indirect wholly-owned subsidiary of AIG (formerly known as NHIG Holding Corp.). Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation, the Company is a leading provider in customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. Summary of Significant Statutory Basis Accounting Policies

   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

     December 31,                                     2006        2005
     ------------                                  ----------  ----------
     Net Income (Loss), NY SAP                     $  979,201  $ (185,726)
     State Practices - (Deduction):
        Non-Tabular Discounting                       (21,866)    (31,431)
                                                   ----------  ----------
     Net Income (Loss), NAIC SAP                   $  957,335  $ (217,157)
                                                   ==========  ==========
     Statutory Surplus, NY SAP                     $6,211,853  $5,049,651
     State Prescribed Practices - (Charge):
        Non-Tabular Discounting                      (234,471)   (212,605)
        Regulation 20 - Other reinsurance credits    (133,123)   (208,499)
        Regulation 20 - Parental letter of credit    (383,651)   (400,458)
        EDP equipment and software                         --     (93,881)
                                                   ----------  ----------
     Total State Prescribed Practices                (751,245)   (915,443)
                                                   ----------  ----------
     Statutory Surplus, NAIC SAP                   $5,460,608  $4,134,208
                                                   ==========  ==========

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $131,697. In addition, the Superintendent has permitted the Company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2006 amounted to $251,881.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2006 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Under GAAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

   Under NAIC SAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2006 and 2005, the NAIC market value of the Company's mortgage-backed securities approximated $160,750 and $165,005, respectively. Mortgage-backed securities

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

       include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate is approximately 20.1%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes-off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2006 and 2005, no investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2006 and 2005, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,606,389 and $1,267,421, respectively, net of non-admitted premium balances of $55,203 and $3,084, respectively.

   For the years ended December 31, 2006 and 2005, $684,635 and $510,615 of net written premiums were subject to retrospective rating features and amounted to 8.7% and 7.4% of total net written premiums, respectively.

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insurers the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (the Association or AIUOA). See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,676,681 and $1,671,598, as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's tabular discount amounted to $238,180 and $184,289, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,676,681 and $1,671,598 as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's non-tabular discount amounted to $234,471 and $212,605, respectively, all of which were applied against the Company's case reserves.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, EDP equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2006 and 2005, depreciation and amortization expense amounted to $21,036 and $24,616, and accumulated depreciation as of December 31, 2006 and 2005 amounted to $107,392 and $88,562, respectively.

   Reclassifications: Certain balances contained in the 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2006 and 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $55,538 and ($211,984) as of December 31, 2005 and 2004, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2006 and 2005.

The impact of these corrections on policyholder surplus as of January 1, 2006 and 2005 is as follows:

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2005                                       $5,049,651

Correction of Error Adjustments:
   Asset admissibility                                                 (3,482)
   Foreign translation adjustment                                     102,290
   Federal income taxes                                               (43,270)
                                                                   ----------
       Total Correction of Error Adjustments                           55,538
                                                                   ----------
Balance at January 1, 2006, as Adjusted                            $5,105,189
                                                                   ==========

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2004, as Amended                           $3,339,340

Correction of Error Adjustments:
   Asset realization                                                 (229,448)
   Revenue recognition                                                (65,075)
   Federal income taxes                                                82,539
                                                                   ----------
       Total Correction of Error Adjustments                         (211,984)
                                                                   ----------
Balance at January 1, 2005, as Adjusted                            $3,127,356
                                                                   ==========

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain receivables for high deductible policies should have been non-admitted.

Foreign Translation Adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in Federal income tax expense is primarily related to an increase in provisions for potential tax exposures, corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS

Statutory Fair Value of Financial Instruments:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2006 and 2005.

                                             2006                   2005
                                    ----------------------- ---------------------
                                     Carrying   Statutory    Carrying  Statutory
As of December 31,                    Amount    Fair Value    Amount   Fair Value
------------------                  ----------- ----------- ---------- ----------
Assets:
   Bonds                            $14,844,987 $15,146,927 $9,663,980 $9,798,011
   Common stocks                      3,304,355   3,684,898  3,190,583  3,592,207
   Preferred stocks                     587,471     588,334    542,438    541,945
   Other invested assets              1,509,651   1,509,651  2,261,269  2,261,269
   Securities lending collateral        203,323     203,323    295,591    295,591
   Cash and short-term investments      293,792     293,792    118,028    118,028
   Receivable for securities                 --          --    164,069    164,069

Liabilities:
   Securities lending payable       $   203,323 $   203,323 $  295,591 $  295,591
   Collateral deposit liability         613,043     613,043    505,755    505,755
   Payable for securities               110,581     110,581         --         --

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows: The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*. The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.


--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

The carrying value of all other financial instruments approximates fair value.

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2006 and 2005 are outlined in the table below:

                                                                                             Gross      Gross
                                                                                Amortized  Unrealized Unrealized    NAIC *
                                                                                  Cost       Gains      Losses   Market Value
                                                                               ----------- ---------- ---------- ------------
As of December 31, 2006

   U.S. governments                                                            $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments                                                         1,195,804     5,207     3,017     1,197,994
   States, territories and possessions                                           2,320,995    45,984       928     2,366,051

   Political subdivisions of states, territories and possessions                 3,319,677    79,061       796     3,397,942
   Special revenue and special assessment obligations and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    7,052,116   172,223     1,204     7,223,135
   Public utilities                                                                 45,542       186       460        45,268
   Industrial and miscellaneous                                                    579,034    10,772     4,345       585,461
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2006                                    $14,844,987  $315,261   $13,321   $15,146,927
                                                                               ===========  ========   =======   ===========
As of December 31, 2005

   U.S. governments                                                            $   339,230  $  1,331   $ 4,491   $   336,070
   All other governments                                                         1,030,463     5,491     4,015     1,031,939
   States, territories and possessions                                           1,437,180    25,194     4,641     1,457,733
   Political subdivisions of states, territories and possessions                 1,971,726    34,761     2,780     2,003,707
   Special revenue and special assessment obligation and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    4,242,687    78,602     6,193     4,315,096
   Public utilities                                                                 46,234       634       226        46,642
   Industrial and miscellaneous                                                    596,460    13,179     2,815       606,824
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2005                                    $ 9,663,980  $159,192   $25,161   $ 9,798,011
                                                                               ===========  ========   =======   ===========

As of December 31, 2006 and 2005, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $15,167,455 and $9,818,483, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The amortized cost and NAIC market values* of bonds at December 31, 2006 and 2005, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 2006                    2005
                                       ------------------------ -----------------------
                                        Amortized     NAIC *    Amortized     NAIC *
As of December 31,                        Cost     Market Value   Cost     Market Value
------------------                     ----------- ------------ ---------- ------------
Due in one year or less                $   981,727 $   981,280  $  957,757  $  954,751
Due after one year through five years      780,263     782,785     855,048     857,130
Due after five years through ten years  10,452,785  10,679,977   6,253,720   6,338,300
Due after ten years                      2,474,294   2,542,135   1,435,025   1,482,825
Mortgaged-backed securities                155,918     160,750     162,430     165,005
                                       ----------- -----------  ----------  ----------
   Total Bonds                         $14,844,987 $15,146,927  $9,663,980  $9,798,011
                                       =========== ===========  ==========  ==========

During 2006 and 2005, proceeds from the sales of the Company's bonds amounted to $4,370,165 and $3,278,300, respectively. During 2006 and 2005, the Company realized gross gains of $6,407 and $31,404, and gross losses of $21,502 and $17,304, respectively, related to these sales.

During 2006 and 2005, proceeds from the sales of the Company's equity investments amounted to $3,151,915 and $2,703,032, respectively. Gross gains of $222,465 and $132,690 and gross losses of $105,248 and $91,050 were realized on those sales in 2006 and 2005, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The cost or amortized cost and NAIC market values* of the Company's common and preferred stocks as of December 31, 2006 and 2005 are set forth in the table below:

                                           December 31, 2006
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  610,842 $1,517,992  $60,010   $2,068,824 $2,068,824
   Non-affiliated           991,365    266,605   22,439    1,235,531  1,235,531
                         ---------- ----------  -------   ---------- ----------
       Total             $1,602,207 $1,784,597  $82,449   $3,304,355 $3,304,355
                         ---------- ----------  -------   ---------- ----------
Preferred Stocks:

   Affiliated            $       -- $       --  $    --   $       -- $       --
   Non-affiliated           577,109     11,225       --      588,334    587,471
                         ---------- ----------  -------   ---------- ----------
       Total             $  577,109 $   11,225  $    --   $  588,334 $  587,471
                         ========== ==========  =======   ========== ==========

                                           December 31, 2005
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  602,396 $1,521,619  $ 68,346  $2,055,669 $2,055,669
   Non-affiliated           972,712    198,989    36,787   1,134,914  1,134,914
                         ---------- ----------  --------  ---------- ----------
       Total             $1,575,108 $1,720,608  $105,133  $3,190,583 $3,190,583
                         ========== ==========  ========  ========== ==========
Preferred Stocks:

   Affiliated            $       -- $       --  $     --  $       -- $       --
   Non-affiliated           539,993     10,710     8,758     541,945    542,438
                         ---------- ----------  --------  ---------- ----------
       Total             $  539,993 $   10,710  $  8,758  $  541,945 $  542,438
                         ========== ==========  ========  ========== ==========

As of December 31, 2006 and 2005, the Company held derivative investments of $0 and $(572), respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2006 and 2005 is set forth in the table below:

                                                            12 Months          Greater than
                                                             or Less             12 Months              Total
                                                      --------------------- ------------------- ---------------------
                                                        Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
Description of Securities                               Value      Losses    Value     Losses     Value      Losses
-------------------------                             ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2006:

   U. S. Governments                                  $  101,082  $   767   $ 73,937  $ 1,804   $  175,019  $  2,571
   All Other Governments                                 683,798    1,753     57,405    1,264      741,203     3,017
   States, territories and possessions                   135,854      161     64,833      767      200,687       928
   Political subdivisions of states, territories and
     possessions                                          80,117      277     35,991      519      116,108       796
   Special revenue                                       289,115      808     39,210      396      328,325     1,204
   Public utilities                                        1,236       14     18,342      446       19,578       460
   Industrial and miscellaneous                           68,790      458    108,020    3,887      176,810     4,345
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         1,359,992    4,238    397,738    9,083    1,757,730    13,321
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $1,549,754  $33,802   $680,990  $61,968   $2,230,744  $ 95,770
                                                      ==========  =======   ========  =======   ==========  ========
As of December 31, 2005:

   U. S. Governments                                  $  263,575  $ 3,780   $ 14,643  $   711   $  278,218  $  4,491
   All Other Governments                                 831,441    3,520     19,830      495      851,271     4,015
   States, territories and possessions                   368,996    3,419     51,889    1,222      420,885     4,641
   Political subdivisions of states, territories and
     possessions                                         380,044    2,347     23,929      433      403,973     2,780
   Special revenue                                       549,541    4,212     72,215    1,981      621,756     6,193
   Public utilities                                       16,300      188      1,661       38       17,961       226
   Industrial and miscellaneous                          115,026    2,247     14,784      568      129,810     2,815
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         2,524,923   19,713    198,951    5,448    2,723,874    25,161
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          421,479   31,543    215,755   73,590      637,234   105,133
   Preferred Stock                                       276,755    6,666     40,807    2,092      317,562     8,758
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          698,234   38,209    256,562   75,682      954,796   113,891
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $3,223,157  $57,922   $455,513  $81,130   $3,678,670  $139,052
                                                      ==========  =======   ========  =======   ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

     a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

     b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     c. In the opinion of Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2006, the Company has both the ability and intent to hold these investments to recovery.

During 2006 and 2005, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $17,934 and $972, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $776 and $2,542, respectively.

During 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

   For the Years Ended December 31,                              2006   2005
   --------------------------------                             ------ ------
   Grshm Global Investment Fund ll K4                           $2,559 $   --
   Morgan Stanley III                                               --  1,684
   Items less than $1.0 million                                  1,051     11
                                                                ------ ------
      Total                                                     $3,610 $1,695
                                                                ====== ======

As of December 31, 2006 and 2005, securities with a market value of $199,380 and $289,449, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at an amortized cost of $2,565,608 and $2,270,251 were deposited with regulatory authorities as required by law as of December 31, 2006 and 2005, respectively.

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represented the Company's entire investment in life settlements and were

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

accounted for as collateral loans in accordance with SSAP No. 21, entitled Other Admitted Assets. The admitted value of the loans were not in excess of the cost (including capitalization of interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans was at least equal to the outstanding amount of such loans. On June 29, 2006, the Company entered into a transaction that was not objected to by the Insurance Department of the State of New York which resulted in the satisfaction of the loans. As of December 31, 2006, the Company has no collateralized loans.

During 2006 and 2005, included in Net Investment Income Earned were investment expenses of $7,329 and $7,139, respectively, and interest expense of $98,741 and $77,243, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2006 and 2005 is set forth in the table below:

                                                       2006          2005
                                                   ------------  -----------
   Reserves for Losses and LAE, Beginning of Year  $ 11,620,078  $ 9,357,799

   Adjustments for prior period corrections                  --     (165,738)
   Incurred losses and LAE related to:
      Current accident year                           5,343,020    5,111,414
      Prior accident years                               66,978    1,393,640
                                                   ------------  -----------
          Total Incurred Losses and LAE               5,409,998    6,505,054
                                                   ------------  -----------
   Paid losses and LAE related to:
      Current accident year                          (1,265,788)  (1,284,778)
      Prior accident years                           (3,009,707)  (2,792,259)
                                                   ------------  -----------
          Total Paid Losses and LAE                  (4,275,495)  (4,077,037)
                                                   ------------  -----------
   Reserves for Losses and LAE, as of December 31, $ 12,754,581  $11,620,078
                                                   ============  ===========

During 2006 and 2005 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $66,978 and $1,393,640, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005 (see
Note 12.B. for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $198,524 and $188,050, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A. National Union Inter-company Pooling Agreement

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   National Union                                      19445       38.0%
   American Home Assurance Company                     19380       36.0%
   Commerce and Industry Insurance Company             19410       10.0%
   New Hampshire Insurance Company                     23481        5.0%
   The Insurance Company of the State of Pennsylvania  19429        5.0%
   AIG Casualty Company (formerly known as
     Birmingham Fire Insurance Company of
     Pennsylvania)                                     19402        5.0%
   AIU Insurance Company                               19399        1.0%
   American International Pacific Insurance Company    23795        0.0%
   American International South Insurance Company      40258        0.0%
   Granite State Insurance Company                     23809        0.0%
   Illinois National Insurance Company                 23817        0.0%

   Subject to regulatory approval, American International Pacific Insurance Company (AIP) will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. American International Underwriters Overseas Association Pooling Arrangement

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   American International Underwriters Overseas,
     Limited                                              --       67.0%
   New Hampshire Insurance Company (NHIC)              23481       12.0%
   National Union                                      19445       11.0%
   American Home Assurance Company (AHAC)              19380       10.0%

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premiums and funds withheld, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premiums and funds withheld are recorded on a gross basis. As of December 31, 2006 and 2005, the Company's interest in the AIUOA amounted to $858,614 and $581,410, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

   As of December 31,                                        2006     2005
   ------------------                                      -------- --------
   Loss and LAE reserves                                   $778,277 $622,815
   Unearned premium reserves                                337,926  284,060
   Funds held                                                17,712   15,740

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2006 and 2005, the Company's interest in AIG Europe S.A. amounted to $32,575 and $25,858, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Guarantee Arrangements

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The guarantees that were in effect as of December 31, 2006 are included in the table below:

                                                                Date   Policyholder   Invested   Estimated Policyholder
Guaranteed Company                                             Issued  Obligations     Assets      Loss      Surplus
------------------                                            -------- ------------ ------------ --------- ------------
AIG Hawaii Insurance Company, Inc.                            11/05/97 $     95,738 $    162,307    $--    $    69,612
American International Insurance Company                      11/05/97      335,804      785,981     --        357,830
AIG Mexico Seguros Interamericana, S.A. de C.V.               12/15/97       93,868       87,395     --         78,395
American International Insurance Company of California,
  Inc.                                                        12/15/97      144,248       56,694     --         22,827
American International Insurance Company of New Jersey        12/15/97      109,426       55,929     --         29,210
AIG Advantage Insurance Company(formerly Minnesota
  Ins. Co.)                                                   12/15/97       34,592       52,177     --         21,703
Landmark Insurance Company, Limited                         * 03/02/98      423,761      521,339     --        114,836
AIG Europe S.A.                                               03/02/98    2,278,448    1,211,630     --      1,363,948
AIG Edison Life Insurance Company                             09/15/98   20,854,923   21,353,910     --      1,348,668
AIG SunAmerica Life Assurance Company                   (+) * 01/04/99    4,239,331    4,576,100     --        797,911
First SunAmerica Life Insurance Company                     * 01/04/99    4,547,648    4,914,123     --        397,499
SunAmerica Life Insurance Company                       (+) * 01/04/99   35,545,269   46,184,379     --      4,557,590
AIG Europe (Netherlands) N.V.                                 11/01/02      606,697      151,940     --        167,456
American General Life Insurance Company                 (+)   03/03/03   23,712,805   26,595,082     --      2,575,981
American General Life and Accident Insurance Company          03/03/03    7,644,336    8,687,269     --        563,418
The United States Life Insurance Company of the City of
  NY                                                          03/03/03    3,374,806    3,972,505     --        426,210
The Variable Annuity Life Insurance Company             (+)   03/03/03   29,499,828   34,152,961     --      3,726,128
AIG Czech Republic Posjistovna, A.S.                          03/03/03       16,701       24,897     --         23,910
Lloyds Syndicate 1414                                         12/15/04      944,323      864,322     --        108,634
                                                                       ------------ ------------    ---    -----------
   Total Guarantees                                                    $134,502,552 $154,410,940    $--    $16,751,766
                                                                       ============ ============    ===    ===========

--------
+  This guarantee was terminated as to policies written after December 29, 2006.
*  The guaranteed company is also backed by a support agreement issued by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


D. Investments in Affiliates

   As of December 31, 2006 and 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2006       2006       2006
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   69,612  $  9,783
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     401,018    69,103
    American International Realty
      Corporation                    31.47%    29,581      44,044    18,696
    Eastgreen, Inc.                  13.42%    12,804      14,222       287
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445       2,816   (18,531)
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     9,463       2,442     1,425
    American International Life
      Assurance Company              22.48%    70,387     157,619     1,090
    American International
      Insurance Company              25.00%    25,000      89,457    13,559
    AIG Claim Service, Inc.          50.00%    48,962      46,675   (12,204)
    Transatlantic Holdings, Inc.     33.34%    34,055   1,048,323   (86,094)
    21st Century Insurance Group     16.65%   240,668     192,596    16,041
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $610,842  $2,068,824  $ 13,155
                                             ========  ==========  ========

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2005       2005       2005
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   59,829  $ (2,590)
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     331,915    63,241
    American International Realty
      Corporation                    31.47%    29,581      25,348    (1,932)
    Eastgreen, Inc.                  13.42%    12,804      13,935       355
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445      21,347         4
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     1,017       1,017        --
    American International Life
      Assurance Company              22.48%    70,387     156,529    20,123
    American International
      Insurance Company              25.00%    25,000      75,898     4,380
    AIG Claim Service, Inc.          50.00%    48,963      58,879     2,350
    Transatlantic Holdings, Inc.     33.34%    34,055   1,134,417    90,652
    21st Century Insurance Group     16.65%   240,667     176,555    28,153
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $602,396  $2,055,669  $204,736
                                             ========  ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The Company has ownership interests in certain affiliated real estate holding companies.

   The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2006 and 2005, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,032,694 and $912,569, respectively.

E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2006. No transactions (excluded reinsurance and cost allocation transactions) occurred during 2005 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005.

                                           Assets Received      Assets Transferred
                                            by the Company        by the Company
                                        ---------------------- ---------------------
Date of      Explanation of    Name of  Statement              Statement
Transaction   Transaction     Affiliate   Value    Description   Value   Description
----------- ----------------- --------- ---------- ----------- --------- -----------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash        $--        n/a
06/29/2006  Loan Satisfaction    AIRCO  $  239,966    Cash        $--        n/a

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2006 and 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees paid by the Company to these affiliates during 2006 and 2005 are outlined in the table below:

   For the Years Ended December 31,                          2006     2005
   --------------------------------                        -------- --------
   AIG Technology, Inc.                                    $ 24,562 $ 26,700
   AIG Global Investment Corp.                                6,047    4,565
   AIG Domestic Claims, Inc.                                117,231  110,589
                                                           -------- --------
      Total                                                $147,840 $141,854
                                                           ======== ========

   As of December 31, 2006 and 2005, short-term investments included amounts invested in the AIG Managed Money Market Fund of $100,915 and $73,379, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2006 and 2005 amounted to $63,569 and $794,462, respectively.

   During 2005, the Company sold $191,606 of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436. There were no premium receivable sales in 2006.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

    As of December 31,                                    2006       2005
    ------------------                                 ---------- ----------
    AIG (see Note 11)                                  $       -- $1,326,780
    Balances with pool member companies                 1,434,952  1,768,006
    Balances with less than 0.5% of admitted assets        49,603     95,038
                                                       ---------- ----------
    Receivable from Parent, Subsidiaries and
      Affiliates                                       $1,484,555 $3,189,824
                                                       ========== ==========
    Balances with pool member companies                $1,449,305 $1,549,731
    Balances with less than 0.5% of admitted assets        98,281     33,968
                                                       ---------- ----------
    Payable to Parent, Subsidiaries and Affiliates     $1,547,586 $1,583,699
                                                       ========== ==========

Note 6 - Reinsurance

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the Years Ended
December 31,                            2006                     2005
-------------------            ----------------------- -----------------------
                                 Written     Earned      Written      Earned
                               ----------- ----------- ----------- -----------
Direct premiums                $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
Reinsurance premiums
  assumed:
   Affiliates                   11,336,822  11,001,341  11,104,687  11,235,985
   Non-affiliates                   48,750     243,681      23,903    (176,461)
                               ----------- ----------- ----------- -----------
       Gross Premiums           18,900,079  18,425,282  17,651,509  17,278,785
                               ----------- ----------- ----------- -----------
Reinsurance premiums
  ceded:
   Affiliates                    9,833,954   9,534,749   9,252,497   9,022,390
   Non-affiliates                1,182,156   1,190,522   1,247,759   1,210,575
                               ----------- ----------- ----------- -----------
       Net Premiums            $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
                               =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2006 and 2005 with the return of the unearned premium reserve is as follows:

                    Assumed Reinsurance    Ceded Reinsurance            Net
                   --------------------- --------------------- ---------------------
                    Unearned              Unearned              Unearned
                    Premium   Commission  Premium   Commission  Premium    Commission
                    Reserves    Equity    Reserves    Equity    Reserves     Equity
                   ---------- ---------- ---------- ---------- ----------  ----------
December 31, 2006
   Affiliates      $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates      11,551     1,399     496,499    54,641    (484,948)   (53,242)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
                   ==========  ========  ==========  ========  ==========   ========
December 31, 2005
   Affiliates      $5,444,204  $663,323  $3,544,901  $413,904  $1,899,303   $249,419
   Non-affiliates       6,481       790     504,864    58,948    (498,383)   (58,158)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,450,685  $664,113  $4,049,765  $472,852  $1,400,920   $191,261
                   ==========  ========  ==========  ========  ==========   ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                            Unearned     Paid    Reserves for
                                            Premium   Losses and  Losses and
                                            Reserves     LAE         LAE
                                           ---------- ---------- ------------
  December 31, 2006
     Affiliates                            $3,844,106  $ 82,387  $14,899,524
     Non-Affiliates                           496,499   405,856    2,873,315
                                           ----------  --------  -----------
     Total                                 $4,340,605  $488,243  $17,772,839
                                           ==========  ========  ===========
  December 31, 2005
     Affiliates                            $3,544,901  $ 91,985  $14,577,562
     Non-Affiliates                           504,864   307,219    3,542,634
                                           ----------  --------  -----------
     Total                                 $4,049,765  $399,204  $18,120,196
                                           ==========  ========  ===========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's unsecured reinsurance recoverables as of December 31, 2006 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------                                              -------- -----------
  Affiliates:
     National Union Pool Companies                           --   $15,644,476
     American International Reinsurance Co. Ltd              --     1,623,719
     American International Insurance Company             32220       438,594
     American International Underwriters Overseas,
       Ltd.                                                  --       412,665
     Transatlantic Reinsurance Company                    19453       270,098
     AIG Global Trade and Political Risk Insurance
       Co.                                                10651       103,009
     United Guaranty Insurance Company                    11715        63,190
     Lexington Insurance Company                          19437        50,273
     American International Life Assurance Co. NY
       (US)                                               60607        22,165
     Hartford Steam Boiler Inspection and Insurance
       Co.                                                11452        12,701
     National Union Fire Ins Company of Vermont              --         5,487
     Ascot Syndicate Lloyds 1414                             --         3,600
     Starr Excess Liability Insurance Company, Ltd.       10932         3,115
     Universal Insurance Company Limited                     --         1,121
     Other                                                   --        14,847
                                                                  -----------
         Total Affiliates                                          18,669,060
                                                                  -----------
     Munich Re Group                                         --       240,118
     Lloyd's                                                 --       274,819
     Swiss Re Group                                          --       324,144
                                                                  -----------
         Total Non Affiliates                                         839,081
                                                                  -----------
  Total Affiliates and Non Affiliates                             $19,508,141
                                                                  ===========

During 2006 and 2005, the Company reported in its statements of income $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0 and $(1,710), respectively, less losses incurred of $12,318 and $41,431 respectively, as a result of commutations with the following reinsurers:

       Company                                             2006    2005
       -------                                            ------- -------
       Trenwick America                                   $ 8,280 $    --
       Alea Group                                           2,432      --
       SCOR Reinsurance Company                                --  42,442
       Other reinsurers below $1 million                    1,606     699
                                                          ------- -------
       Total                                              $12,318 $43,141
                                                          ======= =======

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company had reinsurance recoverables on paid losses in dispute of $78,472 and $141,589, respectively.

During 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $30,849 and $65,282, respectively.

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                        Assumed     Ceded
                                                       ---------  --------
    Reserves Transferred:
       Initial Reserves                                $ 216,347  $453,727
       Adjustments - prior year(s)                      (171,243)  (33,563)
       Adjustments - current year                         (2,455)    8,416
                                                       ---------  --------
       Balance as of December 31, 2006                    42,649   428,580
                                                       ---------  --------
    Paid Losses Recovered:
       Prior year(s)                                      12,212   355,120
       Current year                                        7,195    12,177
                                                       ---------  --------
       Total Recovered as of December 31, 2006            19,407   367,297
                                                       ---------  --------
       Carried Reserves as of December 31, 2006        $  23,242  $ 61,283
                                                       =========  ========
    Consideration Paid or Received:
       Initial Reserves                                $ 201,597  $276,437
       Adjustments - prior year(s)                      (180,000)  (18,869)
       Adjustments - current year                            (15)    4,538
                                                       ---------  --------
       Total Paid as of December 31, 2006              $  21,582  $262,106
                                                       =========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


                                                         Assumed   Ceded
                                                         ------- --------
      Special Surplus from Retroactive Reinsurance:
         Initial surplus gain or loss realized             $--   $ 47,559
         Adjustments - prior year(s)                        --     20,548
         Adjustments - current year                         --    (18,260)
                                                           ---   --------
         Balance as of December 31, 2006                   $--   $ 49,847
                                                           ===   ========

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2006, is set forth in the table below:

     Reinsurer                                              Assumed  Ceded
     ---------                                              ------- -------
        American International Reins. Co.                   $    -- $45,664
        PEG Reinsurance Co.                                      --   8,830
        Lyndon Property Ins. Company                             --   1,780
        American International Specialty Lines
          Insurance Company                                  17,247      --
        Commerce and Industry Insurance Company of
          Canada                                              5,930      --
        All other reinsurers below $1.0 million                  65   5,009
                                                            ------- -------
            Total                                           $23,242 $61,283
                                                            ======= =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's deposit assets and liabilities were comprised of the following:

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2006:
   Direct                         $       --  $ 77,954    $     --  $       --
   Assumed                                --    94,342      94,279          --
   Ceded                             809,537        --          --     703,508
                                  ----------  --------    --------  ----------
   Total                          $  809,537  $172,296    $ 94,279  $  703,508
                                  ==========  ========    ========  ==========

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2005:
   Direct                         $       --  $ 56,768    $     --  $       --
   Assumed                                --   430,142     432,987      91,467
   Ceded                           1,336,343        --          --     914,959
                                  ----------  --------    --------  ----------
   Total                          $1,336,343  $486,910    $432,987  $1,006,426
                                  ==========  ========    ========  ==========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2006 and 2005 is set forth in the table below:

                                         2006                    2005
                                ----------------------  ----------------------
                                 Deposit      Deposit    Deposit      Deposit
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $1,336,343  $  486,910  $1,638,716  $  465,475
   Deposit activity, including
     loss recoveries              (654,672)   (343,610)   (446,464)    (11,942)
   Interest income or expense,
     net of amortization of
     margin                        113,438      28,996      90,901      33,377
   Non-admitted asset portion       14,428          --      53,190          --
                                ----------  ----------  ----------  ----------
Balance as of December 31       $  809,537  $  172,296  $1,336,343  $  486,910
                                ==========  ==========  ==========  ==========

                                         2006                    2005
                                ----------------------  ----------------------
                                Funds Held  Funds Held  Funds Held  Funds Held
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $  432,987  $1,006,426  $  424,685  $1,089,396
   Contributions                        --      60,915       1,425          --
   Withdrawals                    (355,065)   (422,715)    (15,788)   (154,798)
   Interest                         16,357      58,882      22,665      71,828
                                ----------  ----------  ----------  ----------
Balance as of December 31       $   94,279  $  703,508  $  432,987  $1,006,426
                                ==========  ==========  ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $630,370 and $1,192,231, respectively.

During 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets and funds held on deposit accounting liability of $406,719 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting in losses of $3,737.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $97,009, funds held on deposit accounting - $332,073, deposit accounting liability - $314,735 and funds held on deposit accounting liability - $82,054.

Note 9 - Federal Income Taxes

The Company files a consolidated U.S. Federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate Federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The Federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2006 and 2005, the U.S. Federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2006 and 2005 are as follows:

   As of December 31,                                    2006        2005
   ------------------                                 ----------  ----------
   Gross deferred tax assets                          $1,236,352  $1,252,733
   Gross deferred tax liabilities                       (267,583)   (149,521)
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes                      (546,869)   (794,705)
                                                      ----------  ----------
   Net Admitted Deferred Tax Assets                   $  421,900  $  308,507
                                                      ==========  ==========
   Change in Deferred Tax Assets Non-admitted         $  247,836  $ (299,271)
                                                      ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's current Federal income tax expense (benefit) was comprised of the following:

     For the Years Ended December 31,                     2006      2005
     --------------------------------                   -------- ---------
     Income tax expense (benefit) on net underwriting
       and net investment income                        $261,144 $(252,358)
     Federal income tax adjustment - prior year            2,119     9,311
                                                        -------- ---------
     Current Income Tax Expense (Benefit)               $263,263 $(243,047)
                                                        ======== =========
     Income Tax on Realized Capital Gains               $ 29,092 $  20,492
                                                        ======== =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The composition of the Company's net deferred tax assets as of December 31, 2006 and 2005, and changes in deferred income taxes for 2006 is set forth in the table below:

As of December 31,                                                          2006        2005       Change
------------------                                                       ----------  ----------  ---------
Deferred Tax Assets

   Loss reserve discount                                                 $  476,856  $  499,838  $ (22,982)
   Non-admitted assets                                                      160,128     206,602    (46,474)
   Unearned premium reserve                                                 316,291     303,414     12,877
   Partnership adjustments                                                   33,192          --     33,192
   Pension adjustments                                                           --       7,328     (7,328)
   Reserves                                                                 183,902      75,662    108,240
   Other temporary difference                                                65,983      54,878     11,105
   Deferred tax remediation - adjustments to December 31, 2005 surplus           --     105,011   (105,011)
                                                                         ----------  ----------  ---------
       Gross Deferred Tax Assets                                          1,236,352   1,252,733    (16,381)
   Non-admitted deferred tax assets                                        (546,869)   (689,694)   142,825
   Non-admitted deferred tax - adjustments to December 31, 2005 surplus          --    (105,011)   105,011
                                                                         ----------  ----------  ---------
       Admitted Deferred Tax Assets                                         689,483     458,028    231,455
                                                                         ----------  ----------  ---------
Deferred Tax Liabilities
   Unrealized capital gains                                                (236,490)   (115,317)  (121,173)
   Partnership adjustments                                                       --      (4,047)     4,047
   Other temporary differences                                              (31,093)    (30,157)      (936)
                                                                         ----------  ----------  ---------
   Gross Deferred Tax Liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
       Net Admitted Deferred Tax Assets                                  $  421,900  $  308,507  $ 113,393
                                                                         ==========  ==========  =========
   Gross deferred tax assets                                              1,236,352   1,252,733    (16,381)
   Gross deferred tax liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
   Net Deferred Tax Assets                                               $  968,769  $1,103,212   (134,443)
                                                                         ==========  ==========
   Income tax effect of unrealized capital (gains) / losses                                        121,173
                                                                                                 ---------
   Change in Net Deferred Income Taxes                                                           $ (13,270)
                                                                                                 =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2006 are as follows:

                                                                           Amount    Tax Effect
                                                                         ----------  ----------
Income before Federal income taxes                                       $1,271,556  $ 445,045
Book to tax adjustments:
   Tax exempt income and dividends received deduction, net of proration    (455,068)  (159,274)
   Intercompany dividends                                                   (21,938)    (7,678)
   Meals and entertainment                                                    1,543        540
   Non-deductible penalties                                                   2,410        844
   Change in non-admitted assets                                            132,784     46,474
   Federal income tax adjustment - prior year                                    --     (6,222)
   Foreign tax credits                                                           --    (14,104)
                                                                         ----------  ---------
   Total Book to Tax Adjustments                                           (340,269)  (139,420)
                                                                         ----------  ---------
Federal taxable income                                                   $  931,287  $ 305,625
                                                                         ==========  =========

Current Federal income tax expense                                                   $ 263,263
Income tax on net realized capital gains                                                29,092
Change in deferred income taxes                                                         13,270
                                                                                     ---------
Total Federal income tax benefit                                                     $ 305,625
                                                                                     =========

The amount of Federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

                    Current year                   $222,388
                    First preceding year           $     --

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $372,256 during 2006 and ($43,213) during 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. Pension

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to
   64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The Company's share of net expense for the qualified pension plan was $9,000 and $6,500 for the years ended December 31, 2006 and 2005, respectively.

B. Stock Option and Deferred Compensation Plans

   Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. During 2006 and 2005, AIG allocated $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

   Post-retirement Benefit Plans

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2006 and 2005 were $184,884 and $140,100, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $282 and $200 for 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2006 and 2005 are set forth in the table below:

   As of December 31,                          2006              2005
   ------------------                    ----------------  ----------------
   Discount rate                               6.00%             5.50%
   Rate of compensation increase
     (average)                                 4.25%             4.25%
   Measurement date                      December 31, 2006 December 31, 2005
   Medical cost trend rate                      N/A               N/A

C. Post-employment Benefits and Compensated Absences

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. Capital and Surplus

   The portion of unassigned surplus as of December 31, 2006 and 2005 represented by each item below is as follows:

                                                    2006         2005
                                                -----------  -----------
       Unrealized gains                         $ 2,013,671  $ 1,725,717
       Non-admitted asset values                $(1,448,058) $(1,378,106)
       Provision for reinsurance                $  (128,824) $  (210,152)

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

B. Risk-Based Capital Requirements

   The NAIC has adopted a Risk-based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2006 reporting period.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Dividend Restrictions

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2006, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2006) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2006, the maximum dividend payment, which may be made without prior approval during 2007, is approximately $621,185.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

NOTE 12 - CONTINGENCIES

A. Legal Proceedings

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court is currently considering, under standards mandated by the Alabama Supreme Court, whether a class action can be certified and whether the defendants in the case brought by the intervenors should be dismissed.

   On September 2, 2005, certain AIG companies including American Home Assurance Company (American Home), AIU Insurance Company (AIUI) and New Hampshire Insurance Company (NHIC) (the AIG Plaintiffs) sued The Robert Plan Corporation (RPC), an agency servicing personal auto assigned risk business, certain affiliated entities, and two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. As of December 31, 2005, RPC was terminated as the AIG Plaintiffs' agent with respect to claims administration of the personal auto assigned risk business, and as of March 31, 2006, RPC was terminated as the AIG Plaintiffs' agent with respect to underwriting of personal auto assigned risk business. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. Each side then filed a partial motion to dismiss some of the counts asserted by the other side. RPC also moved for summary judgment on one of its breach of contract causes of action (relating to RPC's assertion that the AIG Plaintiffs are responsible to pay approximately $7,000 of RPC's income taxes). On April 10, 2007, the Court granted the AIG Plaintiffs' motion with respect to four of RPC's counterclaims and denied the rest of the motion; granted RPC's motion to dismiss with respect to two of the AIG Plaintiffs' claims and denied the rest; and denied RPC's motion for summary judgment on the tax issue. Additionally, on February 8, 2007, the AIG Plaintiffs moved for leave to amend their complaint against RPC and to add Lincoln General Insurance Company and Kingsway Financial Services Inc. as additional defendants, alleging tortious interference with contract claims related to certain transactions between those entities and RPC. Following the production of certain documents by RPC, on March 7, 2007, the AIG Plaintiffs filed another motion for leave to amend their complaint to add additional claims against RPC, individual shareholders of RPC and Lincoln General, including claims for breach of covenants, tortious interference with contract and fraudulent conveyance. The motion also seeks a preliminary injunction prohibiting RPC from paying creditors other than ordinary course trade creditors. The AIG Plaintiffs' motion is scheduled to be heard on May 3, 2007. The AIG Plaintiffs believe RPC's counterclaims, including its previously asserted counterclaim for fraud, are without merit and intend to defend them vigorously.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of April 23, 2007, eligible policyholders entitled to receive approximately $358,600 (or 95.6%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. Amounts remaining in the Excess Casualty Fund may be used by AIG to settle claims from other policyholders relating to such practices through January 31, 2008, after which they will be distributed pro rata to participating policyholders.

   Various state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. It is possible that additional civil or regulatory proceedings will be filed.

   Specifically, on February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The complaint claims that AIG thereby violated Minnesota state law prohibiting unfair and deceptive practices, that AIG violated Minnesota state law prohibiting uniform deceptive trade practices, that AIG violated Minnesota's Prevention of Fraud Act, that AIG is liable for common law fraud, and that AIG is liable under a theory of unjust enrichment. The State of Minnesota seeks injunctive relief, damages, penalties and interest. By agreement of the parties, AIG's time to answer the complaint in this action or otherwise move with respect to the complaint was extended indefinitely to permit the parties to pursue settlement.

   Moreover, the National Workers Compensation Reinsurance Pool, on behalf of its participant members, has communicated to AIG that such members may assert claims with respect to the underpayment of residual market assessments on workers compensation premium. In addition, several state insurance guaranty associations and funds have communicated that they may assert claims with respect to the Company's underreporting of workers compensation premium. And, in August 2006, the National Association of Insurance Commissioners (the NAIC) formed a Settlement Review Working Group to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In April 2007, the NAIC Settlement Review Working Group commenced its own investigation into the Company's underreporting of workers compensation premium, which is being directed by the State of Indiana.

   Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   for insurance coverage and with regard to the practices involving compensation paid to insurance producers in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey.

   On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint that names AIG and the following additional AIG subsidiaries as defendants: AIUI, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, NHIC, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania (the Commercial Complaint). Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA (the Employee Benefits Complaint). On October 3, 2006, the District Court reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss these complaints. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants, filed renewed motions to dismiss on November 30, 2006. On
   April 5, 2007, the Court granted the defendants' renewed motions to dismiss the Commercial and Employee Benefits Complaints with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that are part of the multidistrict litigation until any renewed motions to dismiss the amended complaints are resolved. On April 19, 2007, plaintiffs sought an additional 30 days in which to file amended complaints, and on April 23, 2007, the Court gave plaintiffs an additional 15 days. Accordingly, plaintiffs' amended complaints are due on May 22, 2007.

   A number of complaints making allegations similar to those in the Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multidistrict litigation. The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the multidistrict litigation.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC is appealing the class certification ruling and is seeking an appeal from the jurisdictional ruling. AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   The Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                             Asbestos Losses     Environmental Losses
                                         ----------------------  ------------------
                                            2006        2005       2006       2005
                                         ----------  ----------  --------   --------
Direct :
Loss and LAE reserves, beginning of year $1,087,625  $  693,044  $288,676   $256,889
   Incurred losses and LAE                  159,878     489,955   (75,819)    63,051
   Calendar year paid losses and LAE       (149,366)    (95,374)  (34,473)   (31,264)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $1,098,137  $1,087,625  $178,384   $288,676
                                         ==========  ==========  ========   ========
Assumed:
Loss and LAE reserves, beginning of year $   97,399  $   90,162  $  6,561   $  6,626
   Incurred losses and LAE                   14,332      14,722    (1,462)       830
   Calendar year paid losses and LAE        (14,387)     (7,485)     (151)      (895)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $   97,344  $   97,399  $  4,948   $  6,561
                                         ==========  ==========  ========   ========
Net of Reinsurance:
Loss and LAE reserves, beginning of year $  518,246  $  348,261  $134,977   $142,025
   Incurred losses and LAE                   83,696     209,273   (22,324)    16,410
   Calendar year paid losses and LAE        (68,837)    (39,288)  (20,443)   (23,458)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $  533,105  $  518,246  $ 92,210   $134,977
                                         ==========  ==========  ========   ========

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2006 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. In 2006 and 2005, the total lease expense was $38.5 million and $34.8 million, respectively.

   At January 1, 2007, the minimum annual aggregate rental commitments are as follows:

          2007                                               $ 40,630
          2008                                                 40,143
          2009                                                 37,875
          2010                                                 37,367
          2011                                                 35,585
          Thereafter                                          253,990
                                                             --------
          Total minimum lease payments                       $445,590
                                                             ========

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

   The Company is not involved in any material sales-leaseback transactions.

D. Other Contingencies

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2006, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2006, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $781,163 and included unrecorded loss contingencies of $758,100.

   As part of its private equity portfolio investment the Company may be called upon for an additional capital investment of up to $640,408, as of December 31, 2006. The Company expects only a small portion of this

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   portfolio will be called during 2007.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A. September 11, 2001 Events

   As of December 31, 2006 and 2005, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

   As of December 31,                                     2006       2005
   ------------------                                  ---------  ---------
   Gross of reinsurance                                $ 448,183  $ 448,183
   Ceded reinsurance                                    (386,704)  (386,704)
                                                       ---------  ---------
      Net of Reinsurance                               $  61,479  $  61,479
                                                       =========  =========

   All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

B. Other

   The Company underwrites a significant concentration of its direct business with brokers.

   As of December 31, 2006 and 2005, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,833,600 and $3,700,000, respectively. As of December 31, 2006 and 2005, the amount billed and recoverable on paid claims amounted to $332,913 and $397,395, respectively, of which $19,716 and $16,600, respectively, were non-admitted.

   The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2006 and 2005, policyholder dividends amounted to $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

    As of December 31,                                    2006       2005
    ------------------                                 ---------  ---------
    Guaranty funds receivable or on deposit            $  18,220  $  20,098
    Loss funds on deposit                                 92,573     71,016
    Outstanding loss drafts - suspense accounts          489,807    509,571
    Accrued recoverables                                   4,691      6,780
    Other                                                  3,176     17,681
    Allowance for doubtful accounts                     (429,224)  (446,746)
                                                       ---------  ---------
       Total Other Admitted Assets                     $ 179,243  $ 178,400
                                                       =========  =========

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2006 the Company's liability for insolvency assessments amounted to $31,000 with a related asset for premium tax credits of $18,200. Of the amount accrued, the Company expects to pay approximately $12,800 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,100 of premium tax offset credits and the associated liability in years two through five. The remaining $6,100 will be realized between years five and ten.

   The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2006 and 2005, the Company had established an allowance for doubtful accounts of $429,224 and $446,746, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

  Other Liabilities                                         2006      2005
  -----------------                                       --------  --------
  Other liabilites, includes suspense accounts, expense
    account balances and certain accruals                 $107,092  $175,986
  Accrued retrospective premiums                            77,001    50,624
  Accounts payable                                          23,744    23,160
  Deferred commission earnings                              10,039    37,787
  Service carrier liabilty                                   2,336     5,919
  Retroactive reinsurance payable                          (14,859)  (12,171)
  Amounts withheld or retained by company for account of
    others                                                  28,058    31,331
  Policyholder funds on deposit                             11,572    12,578
  Loss clearing                                             12,166    13,610
  Liability for pension and severance pay                    2,705     4,945
  Remmittances and items not allocated                      37,240        --
                                                          --------  --------
  Total Other Liabilities                                 $297,094  $343,769
                                                          ========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 14 - SUBSEQUENT EVENTS

On January 24, 2007, the Company's Ultimate Parent announced that it had submitted a letter to the board of directors of 21st Century Insurance Group (21st Century) proposing to acquire the outstanding 38.16% publicly held shares of 21st Century for $19.75 per share in cash. The Ultimate Parent and its subsidiaries own approximately 61.84% of the outstanding shares of 21st Century, including 16.65% of the outstanding shares that are owned by the Company. The aggregate cash consideration payable by the Ultimate Parent would be approximately $690 million. Following the transaction, the Ultimate Parent and its subsidiaries will own 100% of 21st Century.

In February 2007, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2006 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2006 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2005 surplus position.

Subject to regulatory approval, AIP will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

On March 30th, 2007, the Company paid a dividend of $500,000 to its parent, AIG Commercial Insurance Group, Inc.

                           PART C: OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolution.

     (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

     (2)    Form of Selling Group Agreement. (6)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Platinum Investor(R) Survivor II" Variable Universal Life Insurance Policy, Form No. 01206N. (12)

     (2) Form of Extension of Maturity Date Rider, Accumulation Value version, Form No. 99110N. (10)

     (3) Form of Extension of Maturity Date Rider, Death Benefit version, Form No. 99111N. (10)

(e)  Applications.

     (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (10)

     (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (10)

     (3) Specimen form of Joint and Last Survivor Variable Universal Life Insurance Supplemental Application, Form No. AGLC0461-NY Rev0504.
            (10)

     (4)    Form of Service Request Form, Form No. AGLC101119 Rev0504. (10)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

     (2) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (8)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (17)

     (2) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (17)

     (3) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (17)

     (4) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (17)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

     (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (11)

     (1)(c) Form of Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (8)

     (2)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (8)

     (3)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

     (4)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

     (5)(a) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (5)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.
              (8)

     (6)(a) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (6)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.
              (8)

     (7)(a) Form of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (8)

     (8)(a) Form of Participation Agreement Among Variable Insurance Products Fund IV, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (17)

     (9)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (13)

     (10)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

     (11)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

     (11)(b) Form of Amendment to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (8)

     (12)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

     (12)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

     (12)(c) Form of Amendment No. 2 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (8)

     (12)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005. (17)

     (13)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (13)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (8)

     (14)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (8)

     (15)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

     (15)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC. (17)

     (16)(a) Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (17)

     (16)(b) Form of Amendment No. 1 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (17)

     (17)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

     (18)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (8)

     (19)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

     (19)(b) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and The Variable Annuity Life Insurance Company. (5)

     (20)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

     (20)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (7)

     (20)(c) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (8)

     (21)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

     (21)(b) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (13)

     (22)(a) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (13)

     (23)(a) Form of Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (8)

     (23)(b) Form of Amendment No. 1 to Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (8)

     (23)(c) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (13)

     (24)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (8)

     (25)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

     (26)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (17)

     (27)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (17)

     (27)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York.
              (17)

     (28)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

     (28)(b) Form of Amendment No. 1 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (8)

     (29)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (13)

     (30)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

     (31)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (32)(a) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (8)

     (33)(a) Form of Services Agreement by and between Pacific Investment Management Company LLC. and The United States Life Insurance Company in the City of New York. (5)

     (34)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

     (35)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York.
              (16)

     (36)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (10)

     (37)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (8)

     (37)(b) Form of Amendment No. 1 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (8)

     (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (17)

     (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (17)

     (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (17)

     (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and The United States Life Insurance Company in the City of New York. (17)

     (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of New York. (17)

     (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (17)

     (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and The United States Life Insurance Company in the City of New York. (17)

     (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (17)

     (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (17)

     (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (17)

     (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (17)

     (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (17)

     (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and The United States Life Insurance Company in the City of New York. (17)

     (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (17)

     (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and The United States Life Insurance Company in the City of New York. (17)

     (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and The United States Life Insurance Company in the City of New York. (17)

     (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and The United States Life Insurance Company in the City of New York. (17)

     (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (17)

(i)  Administrative Contracts.

     (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (13)

     (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (16)

     (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (16)

     (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (16)

     (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998.
            (16)

     (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (16)

     (2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (16)

     (2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (16)

     (2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (16)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (14)

(k)  Legal Opinions.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (15)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (10)

(m)  Calculation. None

(n)  Other Opinions.

(1)  Consent of Independent Registered Public Accounting Firm,
     PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2007. (17)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (16)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (Filed herewith)
--------

(1) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 16, 2004.

(11) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 2, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 3 of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 12, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 3 of Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 24, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2006.

(17) Incorporated by reference to Post-Effective Amendment No. 7 of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

Item 27. Directors and Officers of the Depositor

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

Rodney O. Martin, Jr.     Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff       Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz            Director
830 Third Avenue
New York, NY 10022

Patrick J. Foley          Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane Fortin          Director, Chief Financial Officer and Executive Vice
2929 Allen Parkway        President
Houston, TX 77019

Cecil C. Gamwell III      Director
419 West Beach Road
Charlestown, RI 02813

Jack R. Harnes            Director
70 Pine Street
New York, NY 10270

David L. Herzog           Director
70 Pine Street
New York, NY 10270

Richard A. Hollar         Director, Chairman-Life Profit Center & Independent
750 West Virginia Street  Distribution and Chief Executive Officer-Life Profit
Milwaukee, WI 53204       Center & Independent Distribution

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

John I. Howell            Director
Indian Rock Corporation
263 Glenville Rd, 2nd
Floor
Greenwich, CT 06831

David W. O'Leary          Director, President-Specialty Markets Group and
2929 Allen Parkway        Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick           Director
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift      Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley          Director, President-AIG Benefit Solutions Profit
2929 Allen Parkway        Center and Chief Executive Officer-AIG Benefit
Houston, TX 77019         Solutions Profit Center

Matthew Winter            Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker          President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II       President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

Richard C. Schuettner     President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

James P. Steele           President-Structured Settlements
205 E. 10th Street
Amarillo, TX 79101

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        -----------------------------------------------------

Don Ward                  President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong        Executive Vice President-AIG Benefit Solutions and
3600 Route 66             AIG Financial Institution Solutions Profit Center
Neptune, NJ 07754

Rodney N. Hook            Executive Vice President-AIG Benefit Solutions
3600 Route 66             Profit Center and Chief Risk Officer-AIG Benefit
Neptune, NJ 07754         Solutions Profit Center

Gary Parker               Executive Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

Dan E. Trudan             Executive Vice President-Individual Product
750 West Virginia St.     Operations
Milwaukee, WI 53204

Steven D. Anderson        Senior Vice President-Life Profit Center and Chief
2727 Allen Parkway        Financial Officer-Life Profit Center
Houston, TX 77019

Erik A. Baden             Senior Vice President-Strategic Marketing and
2727 Allen Parkway        Business Development
Houston, TX 77019

Wayne A. Barnard          Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein       Senior Vice President and Chief and Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi          Senior Vice President
3600 Route 66
Neptune, NJ 07754

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

Jeffrey H. Carlson        Senior Vice President and Chief Information Officer
2727-A Allen Parkway
Houston, TX 77019

James A. Galli            Senior Vice President and
830 Third Avenue          Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom       Senior Vice President-Terminal Funding, Annuities
80 Pine Street
New York, NY 10005

William F. Guterding      Senior Vice President and Chief Underwriting Officer
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.    Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings          Senior Vice President, General Counsel and Chief
2929 Allen Parkway        Compliance Officer
Houston, TX 77019

Althea R. Johnson         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Frank A. Kophamel         Senior Vice President
3600 Route 66
Neptune, NJ 07754

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

Simon J. Leech            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo          Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien       Senior Vice President, Chief Marketing
2727 Allen Parkway        Officer-Independent Agency Group
Houston, TX 77019

William J. Packer         Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelleterri          Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Robert E. Steele          Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael W. Witwer         Senior Vice President
3600 Route 66
Neptune, NJ 07754

Frederic R. Yopps         Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

Edward F. Bacon           Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel            Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski       Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen         Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady            Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman      Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby           Vice President and Actuary
One Woodfield Lake
Schaumburg, IL 60173

David W. Butterfield      Vice President
3600 Route 66
Neptune, NJ 07754

Mark E. Childs            Vice President
2727 Allen Parkway
Houston, TX 77019

Shari Ciapka              Vice President
3600 Route 66
Neptune, NJ 07754

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

James Cortiglia           Vice President
3600 Route 66
Neptune, NJ 07754

Joseph Diaz, Jr.          Vice President
830 Third Avenue
New York, NY 10022

Carolyn DiPalma           Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack        Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield    Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey            Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi       Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick      Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Richard L. Gravette       Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer      Vice President
6363 Forest Park Road
Dallas, TX 75235

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

Joel H. Hammer            Vice President
70 Pine Street
New York, NY 10270

Keith C. Honig            Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard         Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble           Vice President
2929 Allen Parkway
Houston, TX 77019

Karen M. Isaacs           Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson         Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis             Vice President
3600 Route 66
Neptune, NJ 07754

Scott B. Klein            Vice President
3600 Route 66
Neptune, NJ 07754

Gary J. Kleinman          Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Randy J. Marash           Vice President
3600 Route 66
Neptune, NJ 07754

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

David S. Martin           Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask             Vice President, Real Estate Investment Officer and
2777 Allen Parkway        Assistant Secretary
Houston, TX 77019

Richard A. Mercante       Vice President
175 Water Street
New York, NY 10038

Beverly A. Meyer          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Rick Niu                  Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Deanna D. Osmonson        Vice President and Chief Privacy Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.      Vice President, Real Estate Investment Officer and
2929 Allen Parkway        Assistant Secretary
Houston, TX 77019

Andrew J. Rasey           Vice President
2727 Allen Parkway
Houston, TX 77019

Walter J. Rudecki, Jr.    Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben        Vice President
#1 Franklin Square
Springfield, IL 62713

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the
Business Address          City of New York
------------------        ----------------------------------------------------

Imad A. Salman            Vice President
3600 Route 66
Neptune, NJ 07754

Edward M. Schmauder       Vice President
3600 Route 66
Neptune, NJ 07754

Richard W. Scott          Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Michael Sibley            Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires            Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart              Vice President and General Auditor
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh           Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams           Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck         Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones           Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-07-003026, filed March 1, 2007.

                              Subsidiaries of AIG

                                                                                    Percentage
                                                                                     of Voting
                                                                                    Securities
                                                                    Jurisdiction of   held by
                                                                     Incorporation   Immediate
                                                                    or Organization Parent/(1)/
                                                                    --------------- -----------
American International Group, Inc./(2)/............................       Delaware      /(3)/
 AIG Capital Corporation...........................................       Delaware      100
   AIG Capital India Private Limited...............................          India       99/(4)/
     AIG Global Asset Management Company (India) Private Limited...          India       99/(5)/
   AIG Consumer Finance Group, Inc.................................       Delaware      100
     AIG Bank Polska S.A...........................................         Poland     99.9
     AIG Credit S.A................................................         Poland      100
     Compania Financiera Argentina S.A.............................      Argentina      100
   AIG Equipment Finance Holdings, Inc.............................       Delaware      100
     AIG Commercial Equipment Finance, Inc.........................       Delaware      100
       AIG Commercial Equipment Finance Company Canada.............         Canada      100
     AIG Rail Services, Inc........................................       Delaware      100
   AIG Finance Holdings, Inc.......................................       New York      100
     AIG Finance (Hong Kong) Limited...............................      Hong Kong      100
   AIG Global Asset Management Holdings Corp.......................       Delaware      100
     AIG Asset Management Services, Inc............................       Delaware      100
       Brazos Capital Management, L.P..............................       Delaware      100
     AIG Capital Partners, Inc.....................................       Delaware      100
     AIG Equity Sales Corp.........................................       New York      100
     AIG Global Investment Corp....................................     New Jersey      100
     AIG Securities Lending Corp...................................       Delaware      100
   AIG Global Real Estate Investment Corp..........................       Delaware      100
   International Lease Finance Corporation.........................     California     67.2/(6)/
 AIG Credit Corp...................................................       Delaware      100
   A.I. Credit Consumer Discount Corp..............................   Pennsylvania      100
   A.I. Credit Corp................................................  New Hampshire      100
   AICCO, Inc......................................................       Delaware      100
   AICCO, Inc......................................................     California      100
   AIG Credit Corp. of Canada......................................         Canada      100
   Imperial Premium Funding, Inc...................................       Delaware      100
 AIG Egypt Insurance Company, S.A.E................................          Egypt     89.9
 AIG Federal Savings Bank..........................................            USA      100

                              Subsidiaries of AIG

                                                                                         Percentage
                                                                                          of Voting
                                                                                         Securities
                                                                         Jurisdiction of   held by
                                                                          Incorporation   Immediate
                                                                         or Organization Parent/(1)/
                                                                         --------------- -----------
 AIG Financial Advisor Services, Inc....................................       Delaware      100
   AIG Financial Advisor Services (Europe), S.A.........................     Luxembourg      100
 AIG Financial Products Corp............................................       Delaware      100
   AIG Matched Funding Corp.............................................       Delaware      100
   Banque AIG...........................................................         France       90/(7)/
 AIG Funding, Inc.......................................................       Delaware      100
 AIG Global Trade & Political Risk Insurance Company....................     New Jersey      100
 AIG Israel Insurance Company Ltd.......................................         Israel      100
 AIG Life Holdings (International) LLC..................................       Delaware      100
   AIG Star Life Insurance Co., Ltd.....................................          Japan      100
   American International Reinsurance Company, Ltd......................        Bermuda      100
     AIG Life Edison Insurance Company..................................          Japan       90/(8)/
     American International Assurance Company, Limited..................      Hong Kong      100
     American International Assurance Company (Australia) Limited.......      Australia      100
     American International Assurance Company (Bermuda) Limited.........        Bermuda      100
       American International Assurance Co. (Vietnam) Limited...........        Vietnam      100
       Tata AIG Life Insurance Company Limited..........................          India       26
     Nan Shan Life Insurance Company, Ltd...............................         Taiwan       95
   AIG Life Insurance Company...........................................       Delaware       79/(9)/
   AIG Life Insurance Company of Puerto Rico............................    Puerto Rico      100
   AIG Life Insurance Company (Switzerland) Ltd.........................    Switzerland      100
   AIG Liquidity Corp...................................................       Delaware      100
   AIG Private Bank Ltd.................................................    Switzerland      100
   AIG Property Casualty Insurance Group, Inc...........................       Delaware      100
     AIG Commercial Insurance Group, Inc................................       Delaware      100
       AIG Aviation, Inc................................................        Georgia      100
       AIG Casualty Company.............................................   Pennsylvania      100
   AIG Risk Management, Inc.............................................       New York      100
       AIU Insurance Company............................................       New York       52/(10)/
       American Home Assurance Company..................................       New York      100
        AIG Domestic Claims, Inc........................................       Delaware       50/(11)/
        AIG Hawaii Insurance Company....................................         Hawaii      100
          American Pacific Insurance Company............................         Hawaii      100
        American International Insurance Company........................       New York       50/(12)/
          AIG Advantage Insurance Company...............................      Minnesota      100
          American International Insurance Company of California........     California      100
          American International Insurance Company of New Jersey........     New Jersey      100
        American International Realty Corp..............................       Delaware     31.5/(13)/
        Pine Street Real Estate Holdings Corp...........................  New Hampshire     31.4/(14)/
        Transatlantic Holdings, Inc.....................................       Delaware     33.3/(15)/
          Transatlantic Reinsurance Company.............................       New York      100
            Putnam Reinsurance Company..................................       New York      100
            Trans Re Zurich.............................................    Switzerland      100

                              Subsidiaries of AIG

                                                                                 Percentage
                                                                                  of Voting
                                                                                 Securities
                                                                 Jurisdiction of   held by
                                                                  Incorporation   Immediate
                                                                 or Organization Parent/(1)/
                                                                 --------------- -----------
   American International Surplus Lines Agency, Inc.                New Jersey       100
   Audubon Insurance Company                                         Louisiana       100
     Agency Management Corporation                                   Louisiana       100
       The Gulf Agency, Inc.                                           Alabama       100
     Audubon Indemnity Company                                     Mississippi       100
   Commerce and Industry Insurance Company                            New York       100
   Commerce and Industry Insurance Company of Canada                    Canada       100
   The Insurance Company of the State of Pennsylvania             Pennsylvania       100
   Landmark Insurance Company                                       California       100
   National Union Fire Insurance Company of Pittsburgh, Pa        Pennsylvania       100
     American International Specialty Lines Insurance Company           Alaska        70/(16)/
     Lexington Insurance Company                                      Delaware        70/(17)/
       AIG Centennial Insurance Company                           Pennsylvania       100
        AIG Auto Insurance Company of New Jersey                    New Jersey       100
        AIG Preferred Insurance Company                           Pennsylvania       100
        AIG Premier Insurance Company                             Pennsylvania       100
          AIG Indemnity Insurance Company                         Pennsylvania       100
       JI Accident & Fire Insurance Co. Ltd.                             Japan        50
     National Union Fire Insurance Company of Louisiana              Louisiana       100
     National Union Fire Insurance Company of Vermont                  Vermont       100
     21st Century Insurance Group                                   California      33.0/(18)/
       21st Century Casualty Company                                California       100
       21st Century Insurance Company                               California       100
       21st Century Insurance Company of the Southwest                   Texas       100
     Starr Excess Liability Insurance Company, Ltd.                   Delaware       100
       Starr Liability Insurance International Ltd.                    Ireland       100
   New Hampshire Insurance Company                                Pennsylvania       100
     AI Network Corporation                                           Delaware       100
     AIG Europe, S.A.                                                   France      70.4/(19)/
     American International Pacific Insurance Company                 Colorado       100
     American International South Insurance Company               Pennsylvania       100
     Granite State Insurance Company                              Pennsylvania       100
     Illinois National Insurance Co.                                  Illinois       100
     New Hampshire Indemnity Company, Inc.                        Pennsylvania       100
       AIG National Insurance Company, Inc.                           New York       100
     New Hampshire Insurance Services, Inc.                                New
                                                                     Hampshire       100
   Risk Specialists Companies, Inc.                                   Delaware       100
 AIG Marketing, Inc.                                                  Delaware       100
 American International Insurance Company of Delaware                 Delaware       100
 Hawaii Insurance Consultants, Inc.                                     Hawaii       100
AIG Retirement Services, Inc.                                         Delaware       100
 SunAmerica Life Insurance Company                                     Arizona       100
   SunAmerica Investments, Inc.                                        Georgia        70/(20)/

                              Subsidiaries of AIG

                                                                                 Percentage
                                                                                  of Voting
                                                                                 Securities
                                                                 Jurisdiction of   held by
                                                                  Incorporation   Immediate
                                                                 or Organization Parent/(1)/
                                                                 --------------- -----------
       AIG Advisor Group, Inc.                                         Maryland      100
        Advantage Capital Corporation                                  New York      100
        American General Securities Incorporated                          Texas      100
        FSC Securities Corporation                                     Delaware      100
        Royal Alliance Associates, Inc.                                Delaware      100
        SunAmerica Securities, Inc.                                    Delaware      100
       AIG SunAmerica Life Assurance Company                            Arizona      100
        AIG SunAmerica Asset Management Corp.                          Delaware      100
       AIG SunAmerica Capital Services, Inc.                           Delaware      100
     First SunAmerica Life Insurance Company                           New York      100
   AIG Technologies, Inc.                                         New Hampshire      100
   AIG Trading Group, Inc.                                             Delaware      100
     AIG International, Inc.                                           Delaware      100
   AIGTI, Inc.                                                         Delaware      100
   AIU Holdings, LLC                                                   Delaware      100
     AIG Central Europe & CIS Insurance Holdings Corporation           Delaware      100
       AIG Bulgaria Insurance and Reinsurance Company EAD              Bulgaria      100
       AIG Czech Republic pojistovna, as                         Czech Republic      100
       AIG Kazakhstan Insurance Company, S.A.                        Kazakhstan     88.8
     AIG Memsa, Inc.                                                   Delaware      100
       AIG Hayleys Investment Holdings (Private) Ltd.                 Sri Lanka       80
        Hayleys AIG Insurance Company, Ltd.                           Sri Lanka      100
       AIG Iraq                                                        Delaware      100
       AIG Lebanon, S.A.L                                               Lebanon      100
       AIG Libya, Inc.                                                    Libya      100
       AIG Sigora A.S                                                    Turkey      100
       Tata AIG General Insurance Company Limited                         India       26
     AIU Africa Holdings, Inc.                                         Delaware      100
       AIG Kenya Insurance Company, Limited                               Kenya      100
   AIU North America, Inc.                                             New York      100
   American General Corporation                                           Texas      100
     AGC Life Insurance Company                                        Missouri      100
       AIG Life Holdings (Canada), ULC                                   Canada      100
        AIG Assurance Canada                                             Canada      100
        AIG Life Insurance Company of Canada                             Canada      100
       AIG Life of Bermuda, Ltd.                                        Bermuda      100
       American General Life and Accident Insurance Company           Tennessee      100
       American General Life Insurance Company                            Texas      100
        AIG Annuity Insurance Company                                     Texas      100
        AIG Enterprise Services, LLC                                   Delaware      100
        American General Annuity Service Corporation                      Texas      100
        American General Life Companies, LLC                           Delaware      100
        American General Property Insurance Company                   Tennessee     51.8/(21)/

                              Subsidiaries of AIG

                                                                                            Percentage
                                                                                             of Voting
                                                                                            Securities
                                                                            Jurisdiction of   held by
                                                                             Incorporation   Immediate
                                                                            or Organization Parent/(1)/
                                                                            --------------- -----------
        American General Property Insurance Company of Florida                    Florida       100
       The United State Life Insurance Company in the City of New York           New York       100
       The Variable Annuity Life Insurance Company                                  Texas       100
        VALIC Retirement Services Company                                           Texas       100
     American General Assurance Company                                          Illinois       100
       American General Indemnity Company                                        Illinois       100
     American General Bancassurance Services, Inc.                               Illinois       100
     American General Finance, Inc.                                               Indiana       100
       American General Auto Finance, Inc.                                       Delaware       100
       American General Finance Corporation                                       Indiana       100
        Merit Life Insurance Co.                                                  Indiana       100
        MorEquity, Inc.                                                            Nevada       100
          Wilmington Finance, Inc.                                               Delaware       100
        Yosemite Insurance Company                                                Indiana       100
          CommoLoCo, Inc.                                                     Puerto Rico       100
       American General Financial Services of Alabama, Inc.                      Delaware       100
     American General Investment Management Corporation                          Delaware       100
     American General Realty Investment Corporation                                 Texas       100
     Knickerbocker Corporation                                                      Texas       100
   American International Life Assurance Company of New York                     New York      77.5/(22)/
   American International Underwriters Corporation                               New York       100
   American International Underwriters Overseas, Ltd.                             Bermuda       100
     A.I.G. Colombia Seguros Generales S.A.                                      Colombia       100
     AIG Brasil Companhia de Seguros                                               Brazil        50
     AIG Direct Marketing Company Ltd.                                             Taiwan       100
       Central Insurance Company Limited                                           Taiwan       100
     AIG Europe (Ireland) Limited                                                 Ireland       100
     AIG Europe (UK) Limited                                                      England       100
     AIG General Insurance (Thailand) Company Limited                            Thailand       100
     AIG General Insurance (Vietnam) Company Limited                              Vietnam       100
     AIG MEMSA Insurance Company Ltd.                                         United Arab       100
     AIG Takaful B.S.C.                                                           Bahrain       100
     American International Insurance Company of Puerto Rico                  Puerto Rico       100
     American International Underwriters GmBH                                     Germany       100
     La Meridional Compania Argentina de Seguros                                Argentina       100
     La Seguridad de Centroamerica Compania de Seguros S.A.                     Guatemala       100
     Richmond Insurance Company Limited                                           Bermuda       100
     Underwriters Adjustment Company                                               Panama       100
   American Life Insurance Company                                               Delaware       100
     AIG Life (Bulgaria) Z.D.A.D.                                                Bulgaria       100
     ALICO, S.A.                                                                   France       100
     First American Polish Life Insurance and Reinsurance Company, S.A.            Poland       100
     Inversiones Interamericana S.A. (Chile)                                        Chile       100

                              Subsidiaries of AIG

                                                                                                      Percentage
                                                                                                       of Voting
                                                                                                      Securities
                                                                                      Jurisdiction of   held by
                                                                                       Incorporation   Immediate
                                                                                      or Organization Parent/(1)/
                                                                                      --------------- -----------
     Pharaonic American Life Insurance Company                                                 Egypt      71.6
     Unibanco AIG Seguros S.A.                                                                Brazil      47.8/(23)/
   American Security Life Insurance Company, Ltd.                                       Lichtenstein       100
   Delaware American Life Insurance Company                                                 Delaware       100
   HSB Group, Inc.                                                                          Delaware       100
     The Hartford Steam Boiler Inspection and Insurance Company                          Connecticut       100
       The Hartford Steam Boiler Inspection and Insurance Company of Connecticut         Connecticut       100
       HSB Engineering Insurance Limited                                                     England       100
        The Boiler Inspection and Insurance Company of Canada                                 Canada       100
   Mt. Mansfield Company, Inc.                                                               Vermont       100
   The Philippine American Life and General Insurance Company                            Philippines      99.7
     Pacific Union Assurance Company                                                      California       100
     Philam Equitable Life Assurance Company, Inc.                                       Philippines      95.3
     Philam Insurance Company, Inc.                                                      Philippines       100
   United Guaranty Corporation                                                        North Carolina      36.3/(24)/
     A.I.G. Mortgage Holdings Israel, Ltd.                                                    Israel     82.12
       E.M.I.-Ezer Mortgage Insurance Company, Limited                                        Israel       100
     AIG United Guaranty Agenzia DI Assicurazione S.R.L                                        Italy       100
     AIG United Guaranty Insurance (Asia) Limited                                          Hong Kong       100
     AIG United Guaranty Re, Ltd.                                                            Ireland       100
     United Guaranty Insurance Company                                                North Carolina       100
     United Guaranty Mortgage Insurance Company                                       North Carolina       100
     United Guaranty Mortgage Insurance Company Canada                                        Canada       100
     United Guaranty Mortgage Insurance Company of North Carolina                     North Carolina       100
     United Guaranty Partners Insurance Company                                              Vermont        80
     United Guaranty Residential Insurance Company                                    North Carolina      75.0/(25)/
       United Guaranty Credit Insurance Company                                       North Carolina       100
       United Guaranty Insurance Company of North Carolina                            North Carolina       100
       United Guaranty Mortgage Indemnity Company                                     North Carolina       100
     United Guaranty Residential Insurance Company of North Carolina                  North Carolina       100
     United Guaranty Services, Inc.                                                   North Carolina       100

--------

(1)  Percentages include directors' qualifying shares.
(2) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.
(4)  Also owned 1 percent by AIG Global Investment Corp.
(5)  Also owned 1 percent by AIG Capital Corporation.
(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(7)  Also owned 10 percent by AIG Matched Funding Corp.
(8)  Also owned 10 percent by a subsidiary of American Life Insurance Company.

(9)  Also owned 21 percent by Commerce and Industry Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.
(11) Also owned 50 percent by The Insurance Company of the State of
     Pennsylvania.
(12) Also owned 25 percent by Commerce and Industry Insurance Company and
     25 percent by AIU Insurance Company.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned by 11 other AIG Subsidiaries.
(15) Also owned 25.85 percent by AIG.
(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19) 100 percent held together with AIG companies.
(20) Also owned 30 percent by AIG Retirement Services, Inc.
(21) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(22) Also owned 22.48 percent by American Home Assurance Company.
(23) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and 0.48 percent by American Home Assurance Company.
(24) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95% by New Hampshire Insurance Company and
     0.86 percent by The Insurance Company of the State of Pennsylvania.
(25) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The United States Life Insurance Company in the City of New York

The United States Life Insurance Company in the City of New York's Bylaws provide in Article X for indemnification of directors, officers and employees of the Company.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VA-R, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) Management.

Name and Principal        Positions and Offices with Underwriter
Business Address          American General Equity Services Corporation
------------------        ----------------------------------------------------

Matthew E. Winter         Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire           Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary          Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry Blews               Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.    Vice President
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington         Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson        Vice President and Anti-Money Laundering Compliance
2727 Allen Parkway        Officer
Houston, TX 77019

T. Clay Spires            Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Name and Principal        Positions and Offices with Underwriter
Business Address          American General Equity Services Corporation
------------------        ----------------------------------------------------

Elizabeth M. Tuck         Secretary
70 Pine Street
New York, NY 10270

Sarah Hosker              Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones           Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming           Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore          Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                                         Compensation
                                              on
                                            Events
                                Net       Occasioning
                            Underwriting the Deduction
                             Discounts       of a
Name of Principal               and        Deferred     Brokerage     Other
Underwriter                 Commissions   Sales Load   Commissions Compensation
-----------------           ------------ ------------- ----------- ------------
American General
Equity Services
Corporation                      0             0            0           0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 32. Management Services Not applicable.

Item 33. Fee Representation

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2007.

                                              THE UNITED STATES LIFE
                                              INSURANCE COMPANY IN THE CITY OF
                                              NEW YORK SEPARATE ACCOUNT USL
                                              VL-R (Registrant)

                                              BY: THE UNITED STATES LIFE
                                                  INSURANCE COMPANY IN THE CITY
                                                  OF NEW YORK
                                                  (On behalf of the Registrant
                                                  and itself)

                                              BY: ROBERT F. HERBERT, JR.
                                                  -----------------------------
                                                  ROBERT F. HERBERT, JR.
                                                  SENIOR VICE PRESIDENT

                                    USL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                      Title                     Date
---------                      -----                     ----

RODNEY O. MARTIN, JR.          Director and Chairman     April 30, 2007
-----------------------------  of the Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER              Director, President and   April 30, 2007
-----------------------------  Chief Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN            Director, Executive       April 30, 2007
-----------------------------  Vice President and
MARY JANE B. FORTIN            Chief Financial Officer

M. BERNARD AIDINOFF            Director                  April 30, 2007
-----------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                 Director                  April 30, 2007
-----------------------------
DAVID J. DIETZ

PATRICK J. FOLEY               Director                  April 30, 2007
-----------------------------
PATRICK J. FOLEY

CECIL C. GAMWELL, III          Director                  April 30, 2007
-----------------------------
CECIL C. GAMWELL, III

                                    USL - 2

Signature                      Title                     Date
---------                      -----                     ----

JACK R. HARNES                 Director                  April 30, 2007
-----------------------------
JACK R. HARNES

DAVID L. HERZOG                Director                  April 30, 2007
-----------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR              Director                  April 30, 2007
-----------------------------
RICHARD A. HOLLAR

JOHN I. HOWELL                 Director                  April 30, 2007
-----------------------------
JOHN I. HOWELL

DAVID W. O'LEARY               Director                  April 30, 2007
-----------------------------
DAVID W. O'LEARY

GARY D. REDDICK                Director                  April 30, 2007
-----------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT           Director                  April 30, 2007
-----------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY               Director                  April 30, 2007
-----------------------------
JAMES W. WEAKLEY

                                    USL - 3

                                                                     333-105762
                                                                      811-09359

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2007.

                                              AMERICAN HOME ASSURANCE COMPANY

                                              BY: ROBERT S. SCHIMEK
                                                  -----------------------------
                                                  ROBERT S. SCHIMEK
                                                  SENIOR VICE PRESIDENT
                                                  AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                     Date
---------                      -----                     ----

*KRISTIAN PHILIP MOOR          Director and Chairman     April 30, 2007
-----------------------------
KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE            Director and President    April 30, 2007
-----------------------------
JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK             Director, Senior Vice     April 30, 2007
-----------------------------  President, and Treasurer
ROBERT S. SCHIMEK

*MERTON BERNARD AIDINOFF       Director                  April 30, 2007
-----------------------------
MERTON BERNARD AIDINOFF

*CHARLES H. DANGELO            Director                  April 30, 2007
-----------------------------
CHARLES H. DANGELO

*NEIL ANTHONY FAULKNER         Director                  April 30, 2007
-----------------------------
NEIL ANTHONY FAULKNER

*DAVID NEIL FIELDS             Director                  April 30, 2007
-----------------------------
DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS       Director                  April 30, 2007
-----------------------------
KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG         Director                  April 30, 2007
-----------------------------
DAVID LAWRENCE HERZOG

*ROBERT EDWARD LEWIS           Director                  April 30, 2007
-----------------------------
ROBERT EDWARD LEWIS

*WIN JAY NEUGER                Director                  April 30, 2007
-----------------------------
WIN JAY NEUGER

*NICHOLAS SHAW TYLER           Director                  April 30, 2007
-----------------------------
NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH        Director                  April 30, 2007
-----------------------------
NICHOLAS CHARLES WALSH

* BY: ROBERT S. SCHIMEK
      -------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (r)(2) to the Registration Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits

       (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

       (r)(2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company.

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